Exhibit 10.1

BASE INDENTURE

PFSI ISSUER TRUST - FMSR,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

Dated as of April 28, 2021

PFSI ISSUER TRUST - FMSR
MSR COLLATERALIZED notes, issuable in series

TABLE OF CONTENTS

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SCHEDULES AND EXHIBITS

Schedule 1	Participation Certificates Schedule

Schedule 2	Participation Agreements Schedule

Schedule 3	Eligible Securities Schedule

Schedule 4	Required Information Regarding Portfolio Mortgage Loans

Schedule 5	Wire Instructions

Exhibit A-1	Form of Global Rule 144A Note

Exhibit A-2	Form of Definitive Rule 144A Note

Exhibit A-3	Form of Global Regulation S Note

Exhibit A-4	Form of Definitive Regulation S Note

Exhibit B-1	Form of Transferee Certificate for Transfers of Notes pursuant to Rule 144A

Exhibit B-2	Form of Transferee Certificate for Transfer of Notes pursuant to Regulation S

Exhibit C-1	Authorized Representatives of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

Exhibit C-2	Authorized Representatives of PLS, as Servicer and as Administrator

Exhibit C-3	Authorized Representatives of the Administrative Agent

Exhibit C-4	Authorized Representatives of the Issuer

Exhibit D	Form of Certificate of Authentication of Indenture Trustee and Authenticating Agent

Exhibit E	Form of Indenture Supplement

Exhibit F	Form of Risk Retention Certification

Appendix A	Defined Terms

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PREAMBLE

This Base Indenture (together with the exhibits and schedules hereto, as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture,” and collectively with the Indenture Supplements (as defined herein), the “Indenture”), is made and entered into as of April 28, 2021, by and among PFSI ISSUER TRUST - FMSR, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent and Securities Intermediary (in each case, as defined herein), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as Administrator (as defined herein) and as Servicer (as defined herein), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an Administrative Agent (as defined herein). Capitalized terms used herein have the meanings specified in Section 1.1.

Preliminary statement

WHEREAS, pursuant to the Retained Excess Spread Participation Agreement, PLS has created the Retained Excess Spread Participation Certificate, which represents a Participation Interest in Retained MSR Excess Spread;

WHEREAS, pursuant to the PC Repurchase Agreement, PLS, as Repo Seller, has sold to the Issuer, as Repo Buyer, all of its right, title and interest in, to and under the Retained Excess Spread Participation Certificate;

WHEREAS, PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”), has issued the PC Guaranty in favor of the Issuer with respect to the obligations of PLS as Repo Seller under the PC Repurchase Agreement;

WHEREAS, on the Closing Date, the parties are entering into this Base Indenture, providing for, among other things, the Issuer’s authority to issue different Series of Notes from time to time, on the terms and subject to the conditions set forth herein;

WHEREAS, the Issuer has duly authorized the execution and delivery of this Base Indenture to provide for the issuance on the date hereof of its Variable Funding Note and potential future issuance of Term Notes and additional Variable Funding Notes, in each case, to be issued in one (1) or more Series and/or Classes, as is or will be specified in the related Indenture Supplement for such Series; and

WHEREAS, all things necessary to make this Base Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

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GRANTING CLAUSE

Subject to the interests of Fannie Mae as set forth below and in the Acknowledgment Agreement, the Issuer hereby Grants to the Indenture Trustee for the benefit and security of the Noteholders and the Indenture Trustee, in its individual capacity (each, a “Secured Party” and collectively, the “Secured Parties”), a security interest in all its right, title and interest in and to the following, whether now owned or hereafter acquired and wheresoever located (collectively, the “Collateral”), and all monies, “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property” (the terms in quotations are defined in the UCC) and other property consisting of, arising from or relating to any of the following:

(i)          all right, title and interest of the Issuer in, to and under the Retained Excess Spread Participation Certificate, all monies due or to become due thereon, and all amounts received or receivable with respect thereto, and all proceeds thereof (including “proceeds” as defined in the UCC in effect in all relevant jurisdictions, including all amounts collected by PLS or any Subservicer on its behalf for servicing compensation (not including Advance Reimbursement Amounts or Ancillary Income) under any Participation Certificate);

(ii)         all right, title and interest of the Issuer in, to and under any Eligible Securities and Pledged Margin Securities, and all monies due or to become due thereon, and all amounts received or receivable with respect thereto, and all proceeds thereof (including “proceeds” as defined in the Uniform Commercial Code in effect in all relevant jurisdictions);

(iii)        all rights and claims of the Issuer as Repo Buyer under the PC Repurchase Agreement;

(iv)        [reserved];

(v)         all rights and claims of the Issuer pursuant to the PC Repo Guaranty;

(vi)        all rights and claims of the Issuer to the additional collateral pledged to the Issuer to support PLS’s obligations under the PC Repurchase Agreement, including any and all rights (A) as assignee of PLS to rights to payment on the Participation Certificates, and under all related documents, instruments and agreements pursuant to which PLS acquired, or acquired an interest in, any of the Participation Certificates and (B) as pledgee of the MSRs;

(vii)       all rights and claims of the Issuer under the Acknowledgment Agreement;

(viii)      the Trust Accounts and all amounts and property on deposit or credited to the Trust Accounts (excluding any investment earnings thereon) from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Participation Certificates);

(ix)         any rights in the Dedicated Account and to the amounts on deposit therein;

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(x)          all other monies, securities, reserves and other property now or at any time in the possession of the Indenture Trustee or its bailee, agent or custodian and relating to any of the foregoing; and

(xi)          all present and future claims, demands, causes and choses in action in respect of any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

The Security Interest in the Trust Estate is Granted to secure the Notes issued pursuant to this Base Indenture (and the obligations under this Base Indenture and any Indenture Supplement) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Base Indenture or in any Indenture Supplement, and to secure (1) the payment of all amounts due on such Notes, (2) the payment of all other sums payable by the Issuer under this Base Indenture or any Indenture Supplement and (3) compliance by the Issuer with the provisions of this Base Indenture or any Indenture Supplement. This Base Indenture, as it may be supplemented, including by each Indenture Supplement, is a security agreement within the meaning of the UCC.

The Indenture Trustee acknowledges the Grant of such Security Interest, and agrees to perform the duties herein in accordance with the terms hereof.

Notwithstanding anything to the contrary in this Base Indenture or any of the other Transaction Documents, the security interest of the Indenture Trustee for the benefit of the Noteholders created hereby with respect to the Participation Certificates and the MSRs is subject to the following provisions, which provisions shall be included in each financing statement filed in respect hereof:

The Security Interest described in this financing statement is subordinate to all rights of Fannie Mae under (i) the terms of an Acknowledgment Agreement, with respect to the Security Interest (as defined therein) among Fannie Mae, PennyMac Loan Services, LLC and Citibank, N.A., solely as Indenture Trustee under the Base Indenture, dated April 28, 2021, and not in its individual capacity (ii) the terms of a Subordination of Interest Agreement, with respect to the Security Interest (as defined therein), among Fannie Mae and the Servicer, and (iii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Servicer, and all as amended, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights include the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause and the right to sell, or have transferred, the Servicing Rights.

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The Issuer hereby authorizes the Administrator, on behalf of the Issuer and the Indenture Trustee, and its assignees, successors and designees to file one or more UCC financing statements, financing statement amendments and continuation statements to perfect the security interest granted above. In addition, the Issuer hereby consents to the filing of a financing statement describing the Collateral covered thereby as “all assets of the Debtor, now owned or hereafter acquired,” or such similar language as the Administrator, on behalf of the Indenture Trustee, and its assignees, successors and designees may deem appropriate.

Subject to the interests and rights of Fannie Mae as set forth in this Base Indenture and in the Acknowledgment Agreement and the Fannie Mae Requirements, the parties hereto intend that the Security Interest Granted under this Base Indenture shall give the Indenture Trustee on behalf of the Secured Parties a first priority perfected security interest in, to and under the Collateral, and all other property described in this Base Indenture as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the obligations of the Issuer to the Indenture Trustee and the Noteholders under the Notes, this Base Indenture, the related Indenture Supplement, and all of the other Transaction Documents. The Indenture Trustee on behalf of the Secured Parties shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the Security Interest Granted pursuant to this Base Indenture and to perfect such Security Interest under the UCC.

AGREEMENTS OF THE PARTIES

To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Noteholders thereof, it is mutually covenanted and agreed as set forth in this Base Indenture, for the equal and proportionate benefit of all Noteholders of the Notes or of a Series or Class thereof, as the case may be.

LIMITED RECOURSE

The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes is limited in recourse as set forth in Section 8.9.

Article I

Definitions and Other Provisions of General Application

Section 1.1.	Definitions.

For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein.

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Section 1.2.	Interpretation.

For all purposes of this Base Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a)          reference to and the definition of any document (including this Base Indenture) shall be deemed a reference to such document as it may be amended, restated, supplemented or otherwise modified from time to time;

(b)          all references to an “Article,” “Section,” “Schedule” or “Exhibit” are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

(c)          defined terms in the singular shall include the plural and vice versa and the masculine, feminine or neuter gender shall include all genders;

(d)          the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Base Indenture shall refer to this Base Indenture as a whole and not to any particular provision of this Base Indenture;

(e)          unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or” and the term “including” is not limiting;

(f)           in the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein, the words “commencing on” mean “commencing on and including,” the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(g)          periods of days referred to in this Base Indenture shall be counted in days unless Business Days are expressly prescribed and references in this Base Indenture to months and years shall be to months and years unless otherwise specified;

(h)          accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP;

(i)           “including” and words of similar import will be deemed to be followed by “without limitation”;

(j)           references to any Transaction Document (including this Base Indenture) and any other agreement shall be deemed a reference to such Transaction Document or agreement as it may be amended, restated, supplemented or otherwise modified from time to time;

(k)          references to any statute, law, rule or regulation shall be deemed a reference to such statute, law, rule or regulation as it may be amended or modified from time to time;

(l)           all references to payments or deliveries of “cash” shall be understood to mean “immediately available funds” or “available funds held in a deposit account,” as the context may require; and

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(m)         references to a Person shall be deemed a reference to its permitted successors and assigns.

Section 1.3.	Compliance Certificates and Opinions.

Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Base Indenture relating to the proposed action have been complied with and (2) except as provided below, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Base Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. No such certificate or opinion shall be required in any instance where 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion.

Every certificate with respect to compliance with a condition or covenant provided for in this Base Indenture will include:

(a)          a statement to the effect that each individual signing such certificate has read such covenant or condition and the definitions herein relating thereto;

(b)          a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c)          a statement to the effect that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)          a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.4.	Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

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Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Base Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.5.	Acts of Noteholders.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action (each, an “Action”) provided by this Base Indenture to be given or taken by Noteholders of any Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Base Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.5.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

(c)          The ownership of Notes will be proved by the Note Register.

(d)          Any Action by a Noteholder will bind all subsequent Noteholders of such Noteholder’s Note, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.

(e)          Without limiting the foregoing, a Noteholder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Noteholder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Noteholders of each such different part.

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(f)           Without limiting the generality of the foregoing, unless otherwise specified pursuant to one or more Indenture Supplements, a Noteholder, including a Depository that is the Noteholder of a Global Note representing Book-Entry Notes, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Base Indenture to be made, given or taken by a Noteholder, and a Depository that is the Noteholder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository’s standing instructions and customary practices.

(g)          The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Base Indenture to be made, given or taken by Noteholders. If such a record date is fixed, the Noteholders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Noteholders remain Noteholders after such record date. No such Action shall be valid or effective if made, given or taken more than ninety (90) days after such record date.

Section 1.6.	Notices, etc., to Indenture Trustee, Issuer, Administrator, the Administrative Agent and Note Rating Agencies.

(a)          Any Action of Noteholders or other document provided or permitted by this Base Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail to the Indenture Trustee (or the bank serving as Indenture Trustee in any of its capacities) at its Corporate Trust Office, or the Issuer or the Administrator by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at: (i) in the case of the Indenture Trustee, in any of its capacities (except in its capacity as Note Registrar for purposes of transfers or exchanges of Notes): Citibank, N.A., Agency & Trust, 388 Greenwich Street, New York, NY 10013, Attention: PFSI ISSUER TRUST - FMSR Collateralized Notes, email: valerie.delgado@citi.com, and in its capacity as Note Registrar solely for purposes of transfers or exchanges of Notes, Citibank, N.A., 480 Washington Boulevard, 30th Floor, Jersey City, NJ 07310 Attention: Agency & Trust – PFSI ISSUER TRUST – FMSR; (ii) in the case of PLS: 3043 Townsgate Road, Westlake Village, CA 91361, Attention: PFSI ISSUER TRUST - FMSR Collateralized Notes, email: pamela.marsh@pnmac.com; josh.smith@pnmac.com; mortgage.finance@pnmac.com (with a copy to Chris Gavin, Esq., Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, NY 10281, email: chris.gavin@cwt.com); (iii) in the case of the Issuer: to PLS (with copy to: Wilmington Savings Fund Society, FSB, as Owner Trustee, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, email: svernon@wsfbank.com); (iv) in the case of CSFB, as Administrative Agent: Eleven Madison Avenue, New York, NY 10010, email: dominic.obaditch@credit-suisse.com; (v) in the case of the Disposition Manager: Pentalpha Surveillance, LLC (with copy to Notices@Pentalphasurveillance.com) 375 N. French Rd. Ste. 100, Amherst, NY 14228, Attn: PFSI ISSUER TRUST – FMSR Contract Mgr; or (vi) in any case at any other address previously furnished in writing by any such party to the other parties hereto.

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(b)          Where this Base Indenture provides for notice to or consent from any Note Rating Agency, such notice or consent will only be required to the extent that any Outstanding Class is then currently being rated at the request of PLS, and as specified in the related Indenture Supplement, and if no Outstanding Class is being so rated, including in the event ratings unsolicited by PLS are being issued, such notice or consent provisions shall be of no force or effect. In the event that an Indenture Supplement provides that one or more Classes obtain a rating, any notice shall be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 3.3 or Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at the address set forth in the related Indenture Supplement. Failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.

Section 1.7.	Notices to Noteholders; Waiver.

(a)          Where this Base Indenture, any Indenture Supplement or any Note provides for notice to registered Noteholders of any event, such notice will be sufficiently given (unless expressly provided otherwise herein, in such Indenture Supplement or in such Note) if in writing and mailed by overnight courier, sent by facsimile, sent by electronic transmission or personally delivered to each Noteholder of a Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, facsimile, electronic transmission or delivery, none of the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, or any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

Where this Base Indenture, any Indenture Supplement or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b)          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage, acts of war or terrorism, civil or military disturbances, pandemics, epidemics, government-mandated closures, hurricanes, tornadoes, earthquakes, floods, fires or other natural disasters, or other acts of God, it will be impractical to mail notice of any event to any Noteholder of a Note when such notice is required to be given pursuant to any provision of this Base Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

(c)          The Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary each agree to accept and act upon instructions or directions pursuant to this Base Indenture or any document executed in connection herewith sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Indenture Trustee shall have received an incumbency certificate (attached hereto as Exhibits C-1 through C-4) listing such person as a person designated to provide such instructions or directions, which incumbency certificate may be amended whenever a person is added or deleted from the listing. If such person elects to give the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary email or facsimile instructions (or instructions by a similar electronic method) and the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary in its discretion elects to act upon such instructions, the Indenture Trustee’s, Calculation Agent’s, Paying Agent’s and Securities Intermediary’s reasonable understanding of such instructions, as applicable, shall be deemed controlling.

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(d)          None of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be liable for any losses, costs or expenses arising directly or indirectly from the Indenture Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a prior written instruction except as a result of their respective willful misconduct, negligence or bad faith. Any Person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, including the risk of Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary acting on unauthorized instructions, and the risk of interception and misuse by third parties and acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

Section 1.8.	Administrative Agent.

(a)          Discretion of Administrative Agent. Any provision providing for the exercise of discretion of the Administrative Agent means that such discretion may be executed in the reasonable discretion of the Administrative Agent. In addition, as further provided in the definition of “Administrative Agent” herein and notwithstanding any other provision in this Base Indenture to the contrary, any approvals, consents, votes or other rights exercisable by the Administrative Agent under this Base Indenture (other than any Indenture Supplement related to a specific Series) shall require the approval, consent, vote or other exercise of rights of each Person specified by name under the definition of “Administrative Agent” or in its stead its Affiliate or successor as noticed to the Indenture Trustee, unless otherwise specified in any Indenture Supplement related to a specific Series.

(b)          Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Base Indenture, a related Indenture Supplement or in the other Transaction Documents. The Administrative Agent shall not have by reason of this Base Indenture or any Transaction Document a fiduciary relationship in respect of any Noteholder. Nothing in this Base Indenture or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Base Indenture or any of the other Transaction Documents except as expressly set forth herein or therein. Each Noteholder shall make its own independent investigation of the financial condition and affairs of the Issuer in connection with the purchase of any Note and shall make its own appraisal of the creditworthiness of the Issuer and the value of the Collateral, and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect thereto, whether coming into its possession before the Closing Date, as applicable, or at any time or times thereafter.

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(c)          Rights, Exculpation, Etc. The Administrative Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Base Indenture or the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel to the Administrative Agent or counsel to the Issuer), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (ii) makes no warranty or representation to any Noteholder and shall not be responsible to any Noteholder for any statements, certificates, warranties or representations made in or in connection with this Base Indenture or the other Transaction Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Base Indenture or the other Transaction Documents on the part of any Person, the existence or possible existence of any default or Event of Default, or to inspect the Collateral or other property (including the books and records) of any Person; (iv) shall not be responsible to any Noteholder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Base Indenture or the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Indenture Trustee’s Adverse Claim thereon, or any certificate prepared by the Issuer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Noteholders for any failure to monitor or maintain any portion of the Collateral. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Base Indenture, the Notes or any of the other Transaction Documents in its own interests as a Noteholder or otherwise.

(d)          Reliance. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Base Indenture or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

Section 1.9.	Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

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Section 1.10.	Successors and Assigns.

All covenants and agreements in this Base Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Base Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

Section 1.11.	Severability of Provisions.

In case any provision in this Base Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 1.12.	Benefits of Indenture.

Nothing in this Base Indenture or in any Notes, expressed or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, the Securities Intermediary, the Calculation Agent, any Secured Party and the Noteholders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Base Indenture.

Section 1.13.	Governing Law.

THIS BASE INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR AND THE ISSUER AGREE THAT THEY WILL NOT CHANGE THE APPLICABLE LAW IN FORCE WITH RESPECT TO ISSUES REFERRED TO IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION TO A STATE OTHER THAN THE STATE OF NEW YORK.

Section 1.14.	Counterparts; Electronic and Facsimile Execution.

This Base Indenture may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Base Indenture or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Delivery of an executed counterpart of a signature page to this Base Indenture by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Base Indenture. Each party to this Base Indenture hereby consents to the use of any secure third party electronic signature capture service providers (including, without limitation, DocuSign), as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

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Section 1.15.	Submission to Jurisdiction; Waivers.

EACH OF THE PARTIES HERETO AND THE NOTEHOLDERS, BY THEIR ACCEPTANCE OF THE NOTES, HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)          SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS BASE INDENTURE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)          CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)          AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING, EXCEPT THAT WITH RESPECT TO THE INDENTURE TRUSTEE, CALCULATION AGENT, PAYING AGENT AND SECURITIES INTERMEDIARY, SERVICE OF PROCESS MAY ONLY BE MADE AS REQUIRED BY APPLICABLE LAW;

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(d)          AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;

(e)          WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS BASE INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND

(f)           AGREES THAT IN THE EVENT THAT ANY TERM OR PROVISION CONTAINED HEREIN SHALL CONFLICT WITH OR BE INCONSISTENT WITH ANY TERM OR PROVISION CONTAINED IN ANY INDENTURE SUPPLEMENT, THE TERMS AND PROVISIONS OF THE APPLICABLE INDENTURE SUPPLEMENT SHALL GOVERN WITH RESPECT TO THE RELATED SERIES OF NOTES, TO THE EXTENT OF SUCH CONFLICT.

Article II

The Trust Estate

Section 2.1.	Contents of Trust Estate.

(a)          Grant of Trust Estate. The Issuer has Granted the Trust Estate to the Indenture Trustee, and the Indenture Trustee has accepted this Grant, pursuant to the Granting Clause.

(b)	Addition and Removal of Participation Certificates and Mortgage Loans.

(i)	Addition of Participation Certificates and Mortgage Loans.

(A)          PLS may at any time designate any Participation Certificates as additional Participation Certificates to be sold to the Issuer under the PC Repurchase Agreement, whereupon such Participation Certificate shall be added to the Collateral for purposes of this Base Indenture if (1) the Administrative Agent (in its sole discretion) has approved such Participation Certificate for addition and (2) written notice of such addition has been provided to the Note Rating Agencies for the Outstanding Notes. Prior to the addition of any Participation Certificates, as provided in this Section 2.1(b), the Administrator must certify to the Indenture Trustee in writing that it has filed all financing statements or amendments to financing statements to ensure that the Indenture Trustee’s Security Interest in any additional Participation Certificate, and, if applicable, in the related MSRs, is perfected and of first priority.

(B)          If any Participation Certificates are added as Collateral, the Administrator shall update the Participation Certificate Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Participation Certificate Schedule.

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(C)          From time to time, in accordance with the Retained Excess Spread Participation Agreement, Mortgage Loans may be added to the Retained MSR Portfolio in connection with a new confirmation being entered into thereunder, and when such Mortgage Loans are added, PLS shall provide an updated Participation Certificate Schedule to reflect any such additions, to the Indenture Trustee and the Administrative Agent, and any new Participation Certificate Schedule shall automatically become the new updated schedule thereof.

(ii)	Removal of the Participation Certificates and Mortgage Loans.

(A)          PLS may remove any Participation Certificate from the Collateral, whereupon such Participation Certificate shall no longer constitute Collateral for purposes of this Base Indenture, if PLS shall have repurchased such Participation Certificate for the full applicable PLS Repurchase Price and such PLS Repurchase Price has been deposited into the Collection and Funding Account, for application in accordance with Section 4.5.

(B)          In accordance with the Retained Excess Spread Participation Agreement, PLS may cause the removal of the MSRs related to Subject Mortgages underlying a Participation Certificate, whereupon such MSRs shall no longer constitute Collateral for purposes of this Base Indenture; provided, that PLS shall have repurchased such MSRs for the full PLS Repurchase Price and shall have deposited such PLS Repurchase Price into the Collection and Funding Account by no later than 10:00 a.m. New York City time on each Payment Date (or such other time as may be agreed to from time to time by the Servicer, the Administrator, the Indenture Trustee and the Administrative Agent), for application in accordance with Section 4.5.

(C)          If any Participation Certificates are no longer Collateral, the Administrator shall update the Participation Certificate Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Participation Certificate Schedule.

(D)          If any MSRs are removed from the Participation Agreements, PLS shall provide an updated schedule to the Retained Excess Spread Participation Certificate to reflect any such removals, to the Indenture Trustee and the Administrative Agent within ten (10) Business Days of such removal, and any new schedule to the Retained Excess Spread Participation Certificate, shall automatically become the new updated schedule thereof.

(c)          Protection of Transfers to, and Back-up Security Interests of Issuer. The Administrator shall take all actions as may be necessary to ensure that the Trust Estate is Granted to the Indenture Trustee pursuant to this Base Indenture. The Administrator, at its own expense, shall make (or cause to be made) all initial filings on or about the Closing Date hereunder and shall forward a copy of such filing or filings to the Indenture Trustee. In addition, and without limiting the generality of the foregoing, the Administrator, at its own expense at the reasonable request of the Administrative Agent, shall prepare and forward for filing, or shall cause to be forwarded for filing, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect and maintain the first priority status of the Indenture Trustee’s security interest in the Trust Estate, including (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of any of PLS or the Issuer, (B) any change of location of the jurisdiction of any of PLS or the Issuer, (C) any transfer of any interest of PLS or the Issuer in any item in the Trust Estate or (D) any change under the applicable UCC or other applicable laws. The Administrator shall enforce the Servicer’s obligations pursuant to the PC Repurchase Agreement, on behalf of the Issuer and the Indenture Trustee.

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Section 2.2.	Asset Files.

(a)          Indenture Trustee. The Indenture Trustee agrees to hold, in trust on behalf of the Noteholders, within two (2) Business Days of the execution and delivery of this Base Indenture, the following documents relating to each Participation Certificate:

(i)          each original Participation Certificate;

(ii)         a copy of each Determination Date Report in electronic form listing each Participation Certificate Granted to the Trust Estate and any other information required in any related Indenture Supplement;

(iii)        a copy of each Funding Certification delivered by the Administrator, which shall be maintained in electronic format;

(iv)        the current Participation Certificate Schedule; and

(v)         any other documentation provided for in any Indenture Supplement;

provided that the Indenture Trustee shall have no responsibility to ensure the validity or sufficiency of the Participation Certificates.

(b)          Administrator as Custodian. To reduce administrative costs, the Administrator will act as custodian for the benefit of the Noteholders of the following documents relating to each Participation Certificate:

(i)          a copy of the related Participation Certificate and each amendment and modification thereto;

(ii)         any documents other than those identified in Section 2.2(a) received from or made available by the Servicer, securities administrator or other similar party in respect of such Participation Certificate; and

(iii)        any and all other documents that the Issuer, the Servicer or PLS, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Participation Certificate.

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(c)	Delivery of Updated Participation Certificate Schedule and Eligible Securities Schedule.

(i)          The Administrator shall deliver to the Indenture Trustee an updated Participation Certificate Schedule prior to the addition, modification or deletion of any Participation Certificate as Collateral and the Indenture Trustee shall hold the most recently delivered version as the definitive Participation Certificate Schedule. The Administrator represents and warrants, as of the date hereof and as of the date any new Participation Certificate is added as Collateral, that the Participation Certificate Schedule, as it may be updated by the Administrator from time to time and delivered to the Indenture Trustee, is a true, complete and accurate list of all Participation Certificates.

(ii)         The Administrator shall deliver to the Indenture Trustee an updated schedule of Eligible Securities prior to the addition, modification or deletion of any Eligible Security as Collateral and the Indenture Trustee shall hold the most recently delivered version as the definitive schedule. The Administrator represents and warrants, as of the date hereof and as of the date any new Eligible Security is added as Collateral, that the schedule of Eligible Securities, as it may be updated by the Administrator from time to time and delivered to the Indenture Trustee, is a true, complete and accurate list of all Eligible Securities.

(d)          Marking of Records. The Administrator shall ensure that, from and after the time of the sale or contribution of the Participation Certificates to the Issuer under the PC Repurchase Agreement and the Grant thereof to the Indenture Trustee pursuant to this Base Indenture, any records (including any computer records and back-up archives) maintained by or on behalf of the Servicer that refer to any Participation Certificate indicate clearly the interest of the Issuer and the Security Interest of the Indenture Trustee in such Participation Certificate and that such Participation Certificate is owned by the Issuer and subject to the Indenture Trustee’s Security Interest. Indication of the Issuer’s ownership of a Participation Certificate and the Security Interest of the Indenture Trustee shall be deleted from or modified on such records when, and only when, such Participation Certificate has been paid in full, repurchased, or assigned by the Issuer and released by the Indenture Trustee from its Security Interest.

(e)          Custodian. PLS, as Repo Seller, the Issuer and the Administrative Agent each confirm, and each Noteholder is deemed to confirm, that it is treating Citibank, in its capacity as a Custodian, as holding each original Participation Certificate as a “custodian” on behalf of the Issuer as a “customer” in connection with a “securities contract” (as each such term is used in Section 101(22) of the Bankruptcy Code), and each such Person confirms (or is deemed to confirm, in the case of the Noteholders) that in such capacity Citibank is serving as a “financial institution” (as defined in Section 101(22) of the Bankruptcy Code). Citibank confirms that it is a “commercial bank” (as such term is used in such Section 101(22)) and acknowledges such treatment by such Persons.

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Section 2.3.	Duties of Custodian with Respect to the Asset Files.

(a)          Safekeeping. The Indenture Trustee or the Administrator, in its capacity as custodian (each, a “Custodian”) pursuant to Section 2.2(b), shall hold the portion of the Asset Files that it is required to maintain under Section 2.2 in its possession from time to time for the use and benefit of all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Asset File as shall enable the Calculation Agent and the Indenture Trustee to comply with this Base Indenture. Each Custodian shall promptly report to the Issuer any failure on its part to hold the Asset Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. The Indenture Trustee shall have no responsibility or liability for any actions or omissions of the Administrator in its capacity as Custodian or otherwise.

(b)          Maintenance of and Access to Records. Each Custodian shall maintain each portion of the Asset File that it is required to maintain under this Base Indenture at its offices at the Corporate Trust Office (in the case of the Indenture Trustee) or 3043 Townsgate Road, Westlake Village, CA 91361 (in the case of the Servicer) as the case may be, or at such other office as shall be specified to the Indenture Trustee and the Issuer by thirty (30) days’ prior written notice. The Administrator shall take all actions necessary, or reasonably requested by the Administrative Agent, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee, to amend any existing financing statements and continuation statements, and file additional financing statements to further perfect or evidence the rights, claims or security interests of the Indenture Trustee under any of the Transaction Documents (including the rights, claims or security interests of the Issuer under the PC Repurchase Agreement which have been assigned to the Indenture Trustee). The Indenture Trustee and the Administrator, in their capacities as Custodian(s), shall make available to the Issuer, the Calculation Agent, the Administrative Agent, any group of Interested Noteholders and the Indenture Trustee (in the case of the Administrator) or their duly authorized representatives, attorneys or auditors the portion of the Asset Files that it is required to maintain under this Base Indenture and the accounts, books and records maintained by the Indenture Trustee or the Administrator with respect thereto as promptly as reasonably practicable following not less than two (2) Business Days’ prior written notice for examination during normal business hours and in a manner that does not unreasonably interfere with such Person’s ordinary conduct of business.

Neither a Custodian nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes gross negligence, willful misconduct or bad faith of such Custodian. Knowledge or information acquired by Citibank in its capacity as Custodian hereunder shall not be imputed to Citibank in any other capacity in which it may act hereunder or to any affiliate of Citibank and vice versa. The Custodian shall be deemed to have the same rights, immunities and protections as the Indenture Trustee hereunder, except that the Custodian shall not be subject to a prudent person standard under any circumstances.

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Section 2.4.	Application of Trust Money.

All money deposited with the Indenture Trustee or the Paying Agent pursuant to Section 4.2 shall be held in trust and applied by the Indenture Trustee or the Paying Agent, as the case may be, in accordance with the provisions of the Notes and this Base Indenture, to the payment to the Persons entitled thereto, of the principal, interest, fees, costs and expenses (or payments in respect of the Funding Amount or other amount) for whose payment such money has been deposited with the Indenture Trustee or the Paying Agent.

Article III

Administration of Participation Certificates; Reporting to Investors

Section 3.1.	Duties of the Calculation Agent.

(a)          General. The Calculation Agent shall initially be Citibank. The Calculation Agent is appointed for the purpose of making calculations and verifications as provided in this Section 3.1(a). The Calculation Agent, as agent for the Noteholders, shall provide all services necessary to fulfill the role of Calculation Agent as set forth in this Base Indenture.

By no later than 3:00 p.m. New York City time on the second (2nd) Business Day prior to each Interim Payment Date or Payment Date, as applicable, the Administrator shall prepare and deliver to the Calculation Agent, the Indenture Trustee, the Paying Agent, the Administrative Agent and the VFN Noteholders a report (the “Administrator’s Calculation Report”) containing the detailed information described in this Section 3.1(a) and pursuant to Section 3.2(b).

By 2:00 p.m. New York City time on each Payment Date (or such other time as may be agreed to from time to time by the Servicer, the Administrator, the Indenture Trustee and the Administrative Agent), based upon the Administrator’s Calculation Report and any additional information provided to the Indenture Trustee and the Calculation Agent by the Administrator pursuant to the Fannie Mae Lender Contract and the Transaction Documents, as well as each applicable Determination Date Report, all available reports issued by the Servicer, the Market Value Report issued by the MSR Valuation Agent and any report issued as to the Market Value of any Eligible Securities (to the extent any Eligible Securities are on deposit in the Eligible Securities Account) as of the Determination Date, the Calculation Agent shall perform certain calculations and verifications as follows:

(i)          an indication (yes or no) as to whether a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period preceding the upcoming Payment Date;

(ii)         if the Full Amortization Period is in effect, the Series Available Funds for each Series for the upcoming Payment Date;

(iii)        if required by any VFN Noteholder, the aggregate Funding Amount to be paid on the upcoming Funding Date, and the amount to be drawn on each Class of VFNs Outstanding in respect of such Funding Amount, and the portion of such Funding Amount that is to be paid using Available Funds pursuant to Section 4.5(a)(1)(viii);

(iv)        if any Note is Outstanding, the amount, if any, to be paid on each such Class in reduction of the aggregate principal balance on the upcoming Payment Date;

(v)         the amount of Fees to be paid on the upcoming Payment Date, the amount remaining before the applicable Expense Limit is reached (before and after giving effect to such payments), and, if applicable, any amounts in excess of the Expense Limit to be carried forward to a subsequent year or Payment Date;

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(vi)        the Required Available Funds, the Expense Reserve Required Amount and the Series Reserve Required Amount, if applicable, for each Series of Notes for the upcoming Payment Date;

(vii)       the Weighted Average Advance Rate for the facility to be used in calculating whether a Borrowing Base Deficiency exists and for each Series and Class of Variable Funding Notes;

(viii)      the Series Invested Amount and, if applicable, the Class Invested Amount for each Series and Class for the upcoming Payment Date;

(ix)        the Interest Payment Amount, the Default Supplemental Fee and the Step-Up Fee for each Class of Outstanding Notes for the upcoming Payment Date, and the Interest Amount, the Cumulative Interest Shortfall Amount, the Cumulative Default Supplemental Fee Shortfall Amount and the Cumulative Step-Up Fee Shortfall Amount for each Class of Notes for the Interest Accrual Period related to the upcoming Payment Date;

(x)          an indication (yes or no) as to whether an Advance Rate Trigger Event, Early Amortization Event or Event of Default hereunder has occurred; and

(xi)         verification of the calculation of the Stop-Loss Cap and the Stop-Loss Cap Required Amount for the upcoming Payment Date as of the last day of the immediately preceding month, which shall be calculated by PLS on a monthly basis and on a quarterly basis will be calculated using the SDQ Rate provided by Fannie Mae for such quarter to the extent available from Fannie Mae.

The Calculation Agent does not receive any loan data or financial information independent from what is supplied to it by the Administrator. Thus, any components of the calculations or verifications to be performed by the Calculation Agent that require loan data information, including pool balance, SDQ balance, and non-SDQ loan balances, as well as any financial statement data (including any PIPs), are taken as provided by the Administrator without verification or recalculation.

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(b)          Termination of Calculation Agent. The Issuer (with the consent of the Majority Noteholders for each Series) may at any time terminate the Calculation Agent without cause upon sixty (60) days’ prior notice. If at any time the Calculation Agent shall fail to resign after written request therefor as set forth in this Section 3.1(b), or if at any time the Calculation Agent shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Calculation Agent or of its property shall be appointed, or if any public officer shall take charge or Control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders of all Outstanding Notes may remove the Calculation Agent and if the same entity serves as both Calculation Agent and Indenture Trustee, the Majority Noteholders of all Outstanding Notes shall also remove the Indenture Trustee as provided in Section 11.9(c). If the Calculation Agent resigns or is removed under the authority of the immediately preceding sentence, then a successor Calculation Agent shall be appointed pursuant to Section 11.9. The Issuer shall give each Note Rating Agency and the Noteholders notice of any such resignation or removal of the Calculation Agent and appointment and acceptance of a successor Calculation Agent. Notwithstanding the foregoing, no resignation, removal or termination of the Calculation Agent shall be effective until the resignation, removal or termination of the predecessor Calculation Agent and until the acceptance of appointment by the successor Calculation Agent as provided herein. Any successor Indenture Trustee appointed shall also be the successor Calculation Agent hereunder, if the predecessor Indenture Trustee served as Calculation Agent and no separate Calculation Agent is appointed. Notwithstanding anything to the contrary herein, the Indenture Trustee may not resign as Calculation Agent unless it also resigns as Indenture Trustee pursuant to Section 11.9(b).

(c)          Successor Calculation Agents. Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Calculation Agent an instrument accepting such appointment under this Base Indenture, and thereupon the resignation or removal of the predecessor Calculation Agent shall become effective and such successor Calculation Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Base Indenture, with like effect as if originally named as Calculation Agent. The predecessor Calculation Agent shall deliver to the successor Calculation Agent all documents and statements held by it under this Base Indenture. The Issuer and the predecessor Calculation Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Calculation Agent all such rights, powers, duties and obligations. Upon acceptance of appointment by a successor Calculation Agent as provided in this Section 3.1, the Issuer shall mail notice of the succession of such successor Calculation Agent under this Base Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to each applicable Note Rating Agency. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Calculation Agent, the successor Calculation Agent shall cause such notice to be mailed at the expense of the Administrator.

Section 3.2.	Reports by Administrator and Indenture Trustee.

(a)          Determination Dates; Determination Date Reports. The Indenture Trustee shall report to the Administrator, by no later than 3:00 p.m. New York City time on the second (2nd) Business Day before each Funding Date (or such other time as may be agreed to from time to time by Administrator, the Indenture Trustee and the Administrative Agent), the amount of Available Funds that will be available to be applied toward Funding Amounts or to pay principal on any applicable Notes on the upcoming Payment Date or Interim Payment Date. If the Administrator supplies no information to the Indenture Trustee in its Determination Date Report concerning Funding Amounts or payments on any Variable Funding Note in respect of an Interim Payment Date, then the Indenture Trustee shall apply no Available Funds to pay Funding Amounts or to make payment on any Note on such Interim Payment Date, unless an Event of Default has occurred and is continuing, in which case the Indenture Trustee shall apply the Available Funds pursuant to Section 4.5(a)(ii).

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By no later than 3:00 p.m. New York City time on the second (2nd) Business Day prior to each Funding Date that is an Interim Payment Date and by no later than 3:00 p.m. New York City time on the second (2nd) Business Day prior to each Funding Date that is a Payment Date (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent, the Administrative Agent, each VFN Noteholder and the Paying Agent a report (the “Determination Date Report”) (in electronic form) setting forth (i) each data item required to be reported pursuant to Section 4.3, (ii) the information reported in the Administrator’s Calculation Report, and (iii) any additional information necessary to prepare the Payment Date Report pursuant to Section 3.2(b).

(b)          Payment Date Report. By 2:00 p.m. New York City time on each Payment Date (or such other time as may be agreed to from time to time by the Servicer, the Administrator, the Indenture Trustee and the Administrative Agent), based upon information provided to the Indenture Trustee and the Calculation Agent by the Administrator pursuant to the Fannie Mae Lender Contract and the Transaction Documents and contained in the Administrator’s Calculation Report, as well as each applicable Determination Date Report, all available reports issued by the Servicer, the Market Value Report issued by the MSR Valuation Agent and any report issued as to the Market Value of any Eligible Securities (to the extent any Eligible Securities are on deposit in the Eligible Securities Account) as of the Determination Date, the Indenture Trustee shall make available on its website to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each VFN Noteholder, each Note Rating Agency, and the Disposition Manager, a report (the “Payment Date Report”) reporting the following for such Payment Date and the related Collection Period preceding such Payment Date:

(i)          the amount of Available Funds and Required Available Funds for such Payment Date (segregating out any cash amounts that are on deposit in the Collection and Funding Account which the Administrator has instructed the Indenture Trustee to use in accordance with Section 4.5(a)(1)(viii));

(ii)         (A) the aggregate amount of all Collections received and deposited into the Collection and Funding Account during such Collection Period and (B) the Total Collections for such Payment Date;

(iii)        all Funding Amounts paid during such Collection Period separately identifying the portion thereof paid from funds in the Collection and Funding Account and the portion thereof paid using proceeds of fundings of an increase in VFN Principal Balance(s) for each Class of VFNs;

(iv)        the amount on deposit in any Trust Accounts set forth under any Indenture Supplement as of the close of business on the last Payment Date;

(v)         the amount on deposit in the Series Reserve Account for each Series, and, if applicable, the amount the Indenture Trustee is to withdraw from each such Series Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;

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(vi)        the amount on deposit in the Expense Reserve Account, and, if applicable, the amount the Indenture Trustee is to withdraw from the Expense Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;

(vii)       the amount of each payment required to be made by the Indenture Trustee or the Paying Agent pursuant to Section 4.5 on such Payment Date;

(viii)      the unpaid Note Balance for each Class and Series of Notes and for all Outstanding Notes in the aggregate (before and after giving effect to any principal payments to be made on such Payment Date);

(ix)         (A) a statement indicating whether a Borrowing Base Deficiency existed at such time and whether it will exist as of the close of business on such Payment Date after all payments and distributions described in Section 4.5(a) and (B) all Net Excess Cash Amounts paid to PLS as holder of the Owner Trust Certificate on the Payment Date that occurred during such Collection Period;

(x)          any Eligible Securities as of the Determination Date and the unpaid principal balance of the Portfolio;

(xi)         (A) the aggregate Available Funds collected, separately identifying (1) the aggregate MSR Excess Spread, MSR Excess Spread Collections and the Total Collections included therein, and (2) the aggregate amount of proceeds collected during the Collection Period preceding the upcoming Payment Date for all Participation Certificates less any amounts distributed on any Interim Payment Date during such Collection Period; and (B) separately identifying any PLS Repurchase Price and any payments under the PC Repo Guaranty; and

(xii)        an indication (yes or no) as to whether Servicer is in compliance with the following Fannie Mae servicer eligibility requirements (collectively, the “Fannie Mae Eligibility Requirements”):

(A)          its Lender Adjusted Net Worth is equal to or greater than the lender adjusted net worth required by the Fannie Mae Lender Contract;

(B)          its Lender Adjusted Net Worth to total assets ratio is equal to or less than the minimum capital required by the Fannie Mae Lender Contract;

(C)          its Liquidity is equal to or greater than the liquidity requirement set forth in the Fannie Mae Lender Contract; and

(D)          an indication (yes or no) as to whether a Servicer Termination Event has occurred.

The Payment Date Report shall also state any other information required pursuant to any related Indenture Supplement necessary for the Paying Agent and the Indenture Trustee to make the payments required by Section 4.5(a) and all information necessary for the Indenture Trustee to make available to Noteholders pursuant to Section 3.5.

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On each day on which a Payment Date Report is to be delivered, PLS shall deliver to the Indenture Trustee a certification substantially in the form attached hereto as Exhibit F.

Noteholders shall receive solely the Payment Date Report and shall not receive the Market Value Report prepared by the MSR Valuation Agent (the “Market Value Information”).

(c)          Interim Payment Date Reports. By no later than 3:00 p.m. New York City time on each Interim Payment Date on which there is a VFN Outstanding and on which the Full Amortization Periods have not yet begun and on which payments pursuant to clause (iii) with respect to a Class of Notes are being made, the Indenture Trustee shall prepare and deliver to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent and each VFN Noteholder a report (an “Interim Payment Date Report”) in electronic form, setting forth the following for such Interim Payment Date and the Collection Period preceding such Interim Payment Date:

(i)          the amount of Available Funds and Required Available Funds for such Interim Payment Date;

(ii)         the aggregate amount of all Collections received and deposited into the Collection and Funding Account during such Collection Period;

(iii)        the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class of Variable Funding Notes) made on the Interim Payment Date that occurred during such Collection Period, (B) all Funding Amounts that were paid in respect of any Participation Certificate created or acquired on or after the Cut-off Date and sold by PLS to the Issuer under the PC Repurchase Agreement during such Collection Period, separately identifying the portion thereof paid from funds on deposit in the Collection and Funding Account and the portion thereof paid using proceeds of an increase in VFN Principal Balance(s) for each Class of VFNs, and (C) all Net Excess Cash Amounts paid to PLS as holder of the Owner Trust Certificate on the Interim Payment Date that occurred during such Collection Period;

(iv)        the amount on deposit in the Series Reserve Account for each Series and the Series Reserve Required Amount for such Series Reserve Account, if applicable, and the amount to be deposited into each Series Reserve Account on such Interim Payment Date, if applicable;

(v)         the amount on deposit in the Expense Reserve Account for each Series and the Expense Reserve Required Amount for the Expense Reserve Account and the amount to be deposited into the Expense Reserve Account on such Interim Payment Date, if applicable;

(vi)        the amounts required to be deposited on such Interim Payment Date into any other Trust Account referenced in any related Indenture Supplement;

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(vii)       (A) the Collateral Value as of the end of such Collection Period and as of the close of business on such Interim Payment Date for each Outstanding Series of Notes, and (B) a calculation demonstrating whether a Borrowing Base Deficiency exists; and

(viii)      any other amounts specified in an Indenture Supplement.

On each day on which an Interim Payment Date Report is to be delivered, PLS shall deliver to the Indenture Trustee a certification substantially in the form attached hereto as Exhibit F.

(d)          No Duty to Verify or Recalculate. Notwithstanding anything contained herein to the contrary, none of the Calculation Agent (except as described in Section 3.1(a)), the Indenture Trustee or the Paying Agent shall have any obligation to verify or recalculate any information provided to them by the Administrator or any other Person, and may rely on such information in making the allocations and payments to be made pursuant to Article IV. The Indenture Trustee may conclusively rely without investigation on the most recent Determination Date Report provided to the Indenture Trustee by the Administrator in preparing the Determination Date Reports and Interim Payment Date Reports (if any).

Section 3.3.	Annual Statement as to Compliance; Notice of Default; Reports.

(a)	Annual Officer’s Certificates.

(i)          The Servicer shall deliver to each Note Rating Agency and the Indenture Trustee, on or before March 31 of each year, beginning on March 31, 2022, an Officer’s Certificate of the Servicer, executed by a Responsible Officer, stating that (A) a review of the activities of the Servicer during the preceding 12-month period ended December 31 (or, in the case of the first such statement, from the Closing Date through December 31, 2021) and of its performance under this Base Indenture and the PC Repurchase Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) PLS has fulfilled all its obligations under this Base Indenture and the PC Repurchase Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

(ii)         The Administrator shall deliver to each Note Rating Agency and the Indenture Trustee, on or before March 31 of each year, beginning on March 31, 2022, an Officer’s Certificate executed by a Responsible Officer of the Administrator, stating that (A) a review of the activities of the Issuer and the Administrator during the preceding 12-month period ended December 31 (or, in the case of the first such statement, from the Closing Date through December 31, 2021) and of its performance under this Base Indenture and the PC Repurchase Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Administrator has fulfilled all its obligations under this Base Indenture in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

(b)          Notice of Advance Rate Trigger Event, Early Amortization Event or Event of Default. The Indenture Trustee shall deliver to the Noteholders, the Issuer, the Disposition Manager, Fannie Mae (in connection with an Event of Default only) and each Note Rating Agency, promptly after a Responsible Officer has obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter or such shorter time period as may be required by any Note Rating Agency, written notice specifying the nature and status of any Advance Rate Trigger Event, Early Amortization Event or any Event of Default, as applicable.

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(c)          Annual Regulation AB/USAP Report. The Servicer shall, on or before the last Business Day of the fifth month following the end of each of the Servicer’s fiscal years (December 31), beginning with the fiscal year ending on December 31, 2021, deliver to the Indenture Trustee who shall make available to each Noteholder a copy of the results of any Regulation AB required attestation report or Uniform Single Attestation Program for Mortgage Bankers or similar review conducted on the Servicer by its accountants and any other reports reasonably requested by the Administrative Agent, including any notices from Fannie Mae.

(d)          Annual Lien Opinion. Within one hundred (100) days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending on December 31, 2021, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that, subject to the Acknowledgment Agreement and the Fannie Mae Requirements, the Indenture Trustee has a perfected security interest in the Participation Certificates identified in an exhibit to such opinion, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, there are no UCC-1 filings indicating an Adverse Claim with respect to such Participation Certificates that has not been released.

(e)          Other Information. In addition, the Administrator shall forward to the Administrative Agent, upon its reasonable request, such other information, documents, records or reports respecting (i) PLS or any of its Affiliates party to the Transaction Documents, (ii) the condition or operations, financial or otherwise, of PLS or any of its Affiliates party to the Transaction Documents, (iii) the Fannie Mae Lender Contract, the related Mortgage Loans and the Participation Certificates or (iv) the transactions contemplated by the Transaction Documents, including access to the Servicer’s management and records. The Administrative Agent shall and shall cause its respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Administrative Agent may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Administrative Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder.

(f)           MSR Monthly Report. On a monthly basis and in no event later than the fifteenth (15th) day of each month (or, if such day is not a Business Day, the Business Day following such day), PLS shall deliver to the Indenture Trustee and the MSR Valuation Agent the monthly data file with respect to all Mortgage Loans (the “MSR Monthly Report”) subject to the terms and conditions of this Base Indenture, which shall include all updates to the Mortgage Loans as of the last day of the immediately preceding month.

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(g)          Market Value Report. The MSR Valuation Agent shall calculate the fair market value and the valuation percentage of the MSRs, the Portfolio Excess Spread and the Base Servicing Fee on each Borrowing Base Determination Date in accordance with the MSR Valuation Agent Agreement. The MSR Valuation Agent shall deliver to the Indenture Trustee, the Servicer, the Administrator and the Administrative Agent, and solely during the Default Period, the Disposition Manager, a monthly report (the “Market Value Report”) no later than the Determination Date prior to the related Payment Date, stating (i) the fair market value and the valuation percentage of the MSRs, the Portfolio Excess Spread and the Base Servicing Fee as of the Borrowing Base Determination Date and (ii) the fair market value and the valuation percentage of the MSRs, which assumes that the 10-year U.S. Treasury rate (mid-mark) declines or increases by more than 0.375% from the 10-year U.S. Treasury rate (mid-mark) as of the most recent Borrowing Base Determination Date (as determined by the MSR Valuation Agent).

(h)          In the event that the MSR Valuation Agent does not provide its Market Value Report by the Determination Date for two (2) consecutive months, PLS shall be required to terminate the MSR Valuation Agent and appoint a replacement MSR Valuation Agent who shall be (i) an eligible MSR Valuation Agent and (ii) required to deliver a Market Value Report no later than the tenth (10th) day of the month immediately following appointment of the replacement MSR Valuation Agent.

(i)           MSR Valuation Agent. PLS shall have the right to remove and replace the MSR Valuation Agent without cause with prior written consent of the Administrative Agent.

(j)           Disposition Manager. The Disposition Manager will have the duties specifically set forth in the Disposition Management Agreement, including a requirement to assist in the engagement of an appropriate third party broker and coordinate the sale of the MSRs in accordance with the rights and responsibilities of the Indenture Trustee as secured party under the Acknowledgment Agreement. Prior to the occurrence and continuation of an Event of Default, PLS shall have the right to remove and replace the Disposition Manager without cause with prior written consent of the Administrative Agent and Fannie Mae. The Disposition Manager shall have the right to resign under the circumstances described in the Disposition Management Agreement. No resignation or removal of the Disposition Manager and no appointment of a successor Disposition Manager will become effective until the acceptance of appointment by a successor Disposition Manager. Pursuant to the Disposition Management Agreement, if no successor Disposition Manager shall have been appointed and shall have accepted appointment within sixty (60) days after the giving of a notice of resignation, the resigning Disposition Manager may petition any court of competent jurisdiction for the appointment of a successor Disposition Manager, and the costs of the Disposition Manager in connection with such petition shall be reimbursable in accordance with the Disposition Management Agreement. Notwithstanding anything in this Base Indenture to the contrary, in the event of any conflict between this Base Indenture (or any provision of this Base Indenture other than Section 6.5(m) and 7.4 of this Base Indenture) and the Disposition Management Agreement, the terms of the Disposition Management Agreement shall prevail. In the event of any conflict between Section 6.5(m) or Section 7.1 of this Base Indenture and the Disposition Manager Agreement, such section of this Base Indenture shall prevail.

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Section 3.4.	Access to Certain Documentation and Information.

(a)	Access to Information.

Notwithstanding anything to the contrary contained in this Section 3.4, Section 2.3, or in any other Section hereof, the Servicer, on reasonable prior written notice (of not less than five (5) Business Days), shall permit the Administrative Agent, the Indenture Trustee, the MSR Valuation Agent or any agent or independent certified public accountants selected by the Indenture Trustee, during the Servicer’s normal business hours, and in a manner that does not unreasonably interfere with the Servicer’s conduct of its regular business, to examine all the books of account, records, reports and other papers of the Servicer relating to the Portfolio Mortgage Loans, Fannie Mae Lender Contract and the Participation Certificates, to make copies and extracts therefrom, and to discuss the Servicer’s affairs, finances and accounts relating to the Portfolio Mortgage Loans, Fannie Mae Lender Contract and the Participation Certificates with the Servicer’s officers and employees, all at such times and as often as reasonably may be requested; provided that any such Person seeking access to any information or documentation pursuant to this Section 3.4(a) has agreed with the Servicer to be bound by any confidentiality provisions reasonably requested by the Servicer and shall upon request execute and deliver a separate confidentiality agreement memorializing such provisions. Unless an Event of Default that has not been waived in accordance with the terms hereof shall have occurred, any out-of-pocket costs and expenses incident to the exercise by the Indenture Trustee or any Noteholder of any right under this Section 3.4 shall be borne by the requesting Noteholder(s). The parties hereto acknowledge that the Indenture Trustee shall not exercise any right pursuant to this Section 3.4 prior to any event set forth in the preceding sentence unless directed to do so by a group of Interested Noteholders, and the Indenture Trustee has been provided with indemnity satisfactory to it by such Interested Noteholders. The Indenture Trustee shall have no liability for action or inaction in accordance with the preceding sentence.

In the event that such rights are exercised following the occurrence of an Event of Default that has not been waived in accordance with the terms hereof and is continuing, all reasonable and customary out-of-pocket costs and expenses actually incurred by the Indenture Trustee shall be borne by PLS. Prior to any such payment, PLS shall be provided with commercially reasonable documentation of such costs and expenses. Notwithstanding anything contained in this Section 3.4 to the contrary, in no event shall the books of account, records, reports and other papers of PLS or the Issuer relating to the Portfolio Mortgage Loans and the Participation Certificates be examined by independent certified public accountants at the direction of the Indenture Trustee or any Interested Noteholder pursuant to the exercise of any right under this Section 3.4 more than one time during any 12 month period at the expense of the Administrator, unless an Event of Default has occurred that has not been waived in accordance with the terms hereof during such twelve-month period, in which case more than one examination may be conducted during a twelve-month period, but such extra audits shall be at the sole expense of the Noteholder(s) requesting such audit(s).

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(b)          Access to Issuer. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee (at the written direction of the Majority Noteholders), the MSR Valuation Agent or the Administrative Agent at the expense of the Administrator no more than one time during any 12-month period (unless an Event of Default has occurred that has not been waived in accordance with the terms hereof during such twelve-month period, in which case more than one examination may be conducted during a twelve-month period, but such extra audits shall be at the sole expense of the party requesting such audit(s)), to examine all of its books of account, records, reports, and other papers, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss its affairs, finances and accounts its officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee, the MSR Valuation Agent and the Administrative Agent shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee, the MSR Valuation Agent or the Administrative Agent, as applicable, may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Indenture Trustee may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder. Without limiting the generality of the foregoing, neither the Indenture Trustee, the MSR Valuation Agent or the Administrative Agent shall disclose information to any of its Affiliates or any of their respective directors, officers, employees and agents, that may provide any servicer advance financing to PLS, the Issuer or any of their Affiliates, except in such Affiliate’s capacity as Noteholder.

Section 3.5.	Indenture Trustee to Make Reports Available.

(a)          Monthly Reports on Indenture Trustee’s Website. Notwithstanding any other provision of this Base Indenture that requires Citibank, in any capacity, to deliver or provide to any Person the Payment Date Report (and, at its option, any additional files containing the same information in an alternative format), or other information as set forth in this Indenture, Citibank, in any capacity, shall be entitled, in lieu of such delivery, to make such report or information available each month to any interested parties, including Fannie Mae, via the Indenture Trustee’s internet website and such other information as the Indenture Trustee may have in its possession. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee’s internet website shall initially be located at www.sf.citidirect.com. Assistance in using the Indenture Trustee’s website can be obtained by calling the Indenture Trustee’s investor relations desk at 1-888-855-9695. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail or by overnight courier by calling the investor relations desk and requesting a copy. The Indenture Trustee shall have the right to change the way the Payment Date Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee shall not be required to make available via its website any information that in its judgment is confidential, may include any Nonpublic Personal Information or could otherwise violate applicable law, or could result in personal liability to the Indenture Trustee. In addition, the Indenture Trustee shall have no liability for the failure to include or post any information that it has not actually received or is not in a form or format that will allow it to post any such information on its website. Any information provided to the Indenture Trustee for posting to the Indenture Trustee’s website should be sent to Valerie.delgado@citi.com and with subject reference “PFSI ISSUER TRUST – FMSR - For Posting.”

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(b)          Notwithstanding any provision herein to the contrary, including Sections 3.1, 3.2 and 3.5 hereof, the Indenture Trustee, the Administrative Agent and any other party hereto shall not deliver, or make available, the Market Value Information to any Noteholder of any Series of Term Notes prior to the occurrence, or following the cure or waiver, of an Event of Default; and prior to the occurrence, or during the continuation, of an Event of Default, any Determination Date Report, Interim Payment Date Report, Payment Date Report made available to any Noteholders of Outstanding Series of Term Notes by Citibank, in any capacity, pursuant to this Section 3.5 or otherwise hereunder shall be redacted by the Administrator to remove any Market Value Information prior to being made so available.

(c)          Annual Reports. Within sixty (60) days after the end of each year, the Indenture Trustee shall furnish to each Person (upon the written request of such Person), who at any time during the year was a Noteholder a statement containing (i) information regarding payments of principal, interest and other amounts on such Person’s Notes, aggregated for such year or the applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as may be deemed necessary or desirable for Noteholders to prepare their tax returns. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. The Indenture Trustee shall prepare and provide to the Internal Revenue Service and make available to each Noteholder any information reports required to be provided under federal income tax law, including IRS Form 1099.

Article IV

The Trust Accounts; Payments

Section 4.1.	Trust Accounts.

The Indenture Trustee shall establish and maintain, or cause to be established and maintained, (i) the Trust Accounts (other than the Expense Reserve Account), each of which shall be an Eligible Account, for the benefit of the Secured Parties, and (ii) an Expense Reserve Account, which shall be an Eligible Account, for the benefit of the Indenture Trustee and the MSR Valuation Agent. All amounts held in the Trust Accounts shall, to the extent permitted by this Base Indenture and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Trust Account only upon written direction of the Administrator to the Indenture Trustee; provided, however, that in the event the Administrator fails to provide such written direction to the Indenture Trustee, and until the Administrator provides such written direction, the Indenture Trustee shall not invest funds on deposit in any Trust Account. Funds deposited into a Trust Account on a Business Day after 1:30 p.m. New York City time will not be invested until the following Business Day. Investments held in Permitted Investments in the Trust Accounts shall not be sold or disposed of prior to their maturity (unless an Event of Default has occurred). Earnings on investment of funds in any Trust Account shall be remitted by the Indenture Trustee upon the Administrator’s request to the account or other location of the Administrator’s designation on the first (1st) Business Day of the month following the month in which such earnings on investment of funds is received. Any losses and investment expenses relating to any investment of funds in any Trust Account shall be for the account of the Administrator, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Trust Account) in the related Trust Account promptly upon the realization of such loss. The taxpayer identification number associated with each of the Trust Accounts shall be that of the Issuer, and the Issuer shall report for federal, state and local income tax purposes their respective portions of the income, if any, earned on funds in the relevant Trust Account. The Administrator hereby acknowledges that all amounts on deposit in each Trust Account (excluding investment earnings on deposit in the Trust Accounts) are held in trust by the Indenture Trustee for the benefit of the Secured Parties, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Base Indenture under the sole dominion and control of the Indenture Trustee. All Trust Accounts shall be non-interest bearing trust accounts.

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So long as the Indenture Trustee complies with the provisions of this Section 4.1, the Indenture Trustee shall not be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise in any Trust Account. The Indenture Trustee shall have no liability in respect of losses incurred in any Trust Account as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.

In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States (“Applicable Law”), the Indenture Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.

All parties to this Base Indenture agree, and each Noteholder of each Series by its acceptance of the related Note will be deemed to have agreed, that such Noteholder shall have no claim or interest in the amounts on deposit in any Trust Account created under this Base Indenture or any related Indenture Supplement related to an unrelated Series except as expressly provided herein or therein.

The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be for the Indenture Trustee’s economic self-interest for (a) serving as investment adviser, administrator, shareholder, servicing agent with respect to certain of the Permitted Investments, (b) using Affiliates to effect transactions in certain Permitted Investments and (c) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under this Base Indenture.

The State of New York is the Securities Intermediary’s jurisdiction for purposes of the UCC, and the laws of the State of New York are applicable to all issues specified in Article 2(1) of the Hague Securities Convention. This Base Indenture is the only “account agreement” in respect of the Trust Accounts.

Section 4.2.	Collections and Disbursements of Portfolio Collections by Servicer.

(a)          Daily Deposits of Portfolio Amounts. The Servicer shall remit all Portfolio Collections in accordance with the respective Participation Certificates, Participation Agreements and the PC Repurchase Agreement. Any amounts that shall be remitted to the Issuer shall be remitted directly to the Collection and Funding Account.

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(b)          Payment Dates. On each Payment Date, the Indenture Trustee shall transfer from the Collection and Funding Account to the Note Payment Account all necessary funds then on deposit therein. Except in the case of Redemption Amounts, which may be remitted by the Issuer directly to the Note Payment Account, none of the Servicer, the Administrator, the Issuer, the Calculation Agent nor the Indenture Trustee shall remit to the Note Payment Account, and each shall take all reasonable actions to prevent other Persons from remitting to the Note Payment Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Participation Certificates or the other Collateral or the initial cash, if any, deposited by the Noteholders with the Indenture Trustee on the date hereof, and the Indenture Trustee will return to the Issuer or the Servicer any such amounts upon receiving written evidence reasonably satisfactory to the Indenture Trustee that such amounts are not a part of the Trust Estate.

Section 4.3.	Fundings.

(a)          Funding Certifications. By no later than 3:00 p.m. New York City time on the second (2nd) Business Day prior to each Funding Date (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent and the Administrative Agent (and, on any Interim Payment Date, each applicable VFN Noteholder) a certification (each, a “Funding Certification”) containing a list of each Funding Condition and presenting a “yes” or “no” answer beside each indicating whether such Funding Condition has been satisfied and shall state in writing the amount to be funded on that Funding Date.

(b)	VFN Draws, Discretionary Paydowns and Permanent Reductions.

With respect to each VFN:

(i)          From time to time, the Collateral Value may increase due to (i) the addition of Mortgage Loans to the Retained MSR Portfolio or (ii) increases in the value of the MSRs that underlie the Retained MSR Portfolio. By no later than 3:00 p.m. New York City time on the second (2nd) Business Day prior to any Payment Date or Interim Payment Date during the Revolving Period for such VFN on which any applicable Variable Funding Note Class is Outstanding, the Administrator, on behalf of the Issuer, may deliver, or cause to be delivered, to each Noteholder of such Variable Funding Notes and to the Indenture Trustee a Funding Certification and a report (a “VFN Note Balance Adjustment Request”) for such upcoming Funding Date, requesting such Noteholders to fund a VFN Principal Balance increase on any Class or Classes of VFNs in the amount(s) specified in such request, which request shall instruct the Indenture Trustee to recognize an increase in the related VFN Principal Balance, but not in excess of the lesser of (x) the related Maximum VFN Principal Balance or (y) the amount that would cause a Borrowing Base Deficiency. The VFN Note Balance Adjustment Request shall also state the amount, if any, of any principal payment to be made on each Outstanding Class of VFNs on the upcoming Interim Payment Date or Payment Date. The amount to be funded shall be based on the change in Collateral Value from the most recent Interim Payment Date or Payment Date.

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(ii)         If the related Funding Certification indicates that all Funding Conditions have been met, and the Administrative Agent agrees, in its sole discretion, the applicable VFN Funding Sources shall fund the VFN Principal Balance increase by remitting pro rata (based on each such VFN Funding Source’s percentage of the Maximum VFN Principal Balance) the amount stated in the request to the Indenture Trustee by 12:00 p.m. (noon) New York City time on the related Funding Date, whereupon the Indenture Trustee shall adjust its records to reflect the increase of the VFN Principal Balance (which increase shall be the aggregate of the amounts received by the Indenture Trustee from the applicable VFN Funding Sources) by the later of (i) 2:00 p.m. New York City time on such Funding Date, or (ii) two hours after the receipt by the Indenture Trustee of such funds from the VFN Funding Sources, so long as, after such increase, no Borrowing Base Deficiency will exist, determined based on the VFN Note Balance Adjustment Request and Determination Date Report. The Indenture Trustee shall be entitled to rely conclusively on any VFN Note Balance Adjustment Request and the related Determination Date Report and Funding Certification. The Indenture Trustee shall make available on a password-protected portion of its website to the Issuer or its designee and each applicable VFN Funding Source and any related VFN Noteholder, notice on such Funding Date as reasonably requested by the Issuer of any increase in the VFN Principal Balance. The Indenture Trustee shall apply and remit any such payment by the VFN Funding Sources toward the payment of the related Funding Amounts as described in Section 4.3(c). If on any Funding Date there is more than one Series with Outstanding Variable Funding Notes, VFN Draws on such Funding Date shall be made on a pro rata basis among all applicable Outstanding Series of VFNs in their Revolving Periods based on their respective available Borrowing Capacities, unless otherwise provided in the related Indenture Supplement and any applicable Note Purchase Agreement. If any VFN Funding Source does not fund its share of a requested VFN Draw, one or more other VFN Funding Sources may fund all or a portion of such draw, but no other VFN Funding Source shall have any obligation to do so. Draws on VFNs of different Classes within the same Series need not be drawn pro rata relative to each other.

(c)	Payment of Funding Amounts.

(i)          Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) stating that all Funding Conditions have been satisfied, and approval by the Administrative Agent in its sole discretion, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee), by the close of business New York City time on each Funding Date, the amount of the aggregate Funding Amount on such Funding Date without causing the related VFN Principal Balance to exceed either (I) the related Maximum VFN Principal Balance or (II) the amount that would cause a Borrowing Base Deficiency.

(ii)         Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) indicating that all Funding Conditions have been satisfied, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee) by the close of business on each Interim Payment Date or Payment Date occurring at any time when not all Outstanding Notes are in Full Amortization Periods, the amount of the aggregate Funding Amount to be funded on such Interim Payment Date or Payment Date, using any amounts funded by VFN Funding Sources in respect of such Funding Amount as described in Section 4.3(b).

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(d)          To the extent the Issuance Date for any Series of Term Notes occurs on a Business Day other than a Payment Date or an Interim Payment Date, the Indenture Trustee shall pay the proceeds of any such issuance in accordance with the flows of funds provided to the Indenture Trustee at the joint written direction of the Administrator and the Administrative Agent, with the consent of each VFN Noteholder, so long as the Administrator and the Administrative Agent confirm in such direction (x)  that the specified flow of funds is correct;  (y) whether there will be an Additional Note Payment made or deemed to have been made in connection with the issuance of such Series, and after giving effect to such payment, if any, the amount of VFN Principal Balance; and (z) that after giving effect to the payment of amounts in accordance with the specified flow of funds and the reduction of the VFN Principal Balance, if any, no Borrowing Base Deficiency will exist.  No consent or instruction of any Holder of any Series of Term Notes shall be required in connection with payment amounts in accordance such joint written direction for any Series of Term Notes.

Section 4.4.	Interim Payment Dates.

(a)          On each Interim Payment Date, the Indenture Trustee shall allocate and pay or deposit (as specified below) all Available Funds held in the Collection and Funding Account as set forth below, in the following order of priority and in the amounts set forth in the Interim Payment Date Report for such Interim Payment Date:

(i)                pro rata, to (A) to the extent required pursuant to the related Indenture Supplement, the Series Reserve Account for each Series, the amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in such Series Reserve Account shall be equal to the related Series Reserve Required Amount, and (B) to the Expense Reserve Account, the amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in the Expense Reserve Account shall be equal to the related Expense Reserve Required Amount;

(ii)              to be retained in the Collection and Funding Account, the Required Available Funds;

(iii)             at the direction of the Administrator, (A) to pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, to remove any Borrowing Base Deficiency on an Interim Payment Date that is an Interim Borrowing Base Payment Date and/or such other amount as may be designated by the Administrator or (B) to reserve cash in the Collection and Funding Account; and

(iv)             any Net Excess Cash Amount or Eligible Securities to or at the written direction of PLS as holder of the Owner Trust Certificate, it being understood that no such Net Excess Cash Amounts may be paid to PLS under this clause (iv) if, after the payment of such cash amounts, such payment would result in a Borrowing Base Deficiency; provided, that amounts due and owing to the Owner Trustee or the Indenture Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.

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(b)            To the extent provided in the related Indenture Supplement, during the Revolving Period, on each Interim Payment Date, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld), the owner of the Owner Trust Certificate may make Additional Note Payments to a Noteholder of a Series or Class of VFNs. Such Additional Note Payments shall be applied to pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, such amount as may be designated by the Administrator.

Section 4.5.            Payment Dates.

(a)            On each Payment Date, the Indenture Trustee shall transfer all necessary funds on deposit in the Collection and Funding Account for such Payment Date to the Note Payment Account. On each Payment Date, the Paying Agent shall apply such Available Funds, VFN Series Available Funds or Term Note Series Available Funds, as applicable (and other amounts as specifically noted in clause (a)(1)(iv) below), in the following order of priority and in the amounts set forth in the Payment Date Report for such Payment Date:

(1)            Prior to commencement of the Full Amortization Period, the Available Funds shall be allocated in the following order of priority:

(i)            to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, to the Owner Trustee and the Owner Trustee Fee plus, (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities) and the Owner Trustee (in all capacities) on such Payment Date;

(ii)           to each Person (other than the Indenture Trustee or the Owner Trustee) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Collection Period or Interest Accrual Period, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit, and allocated pro rata based on the amounts due to each such Person) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer, pursuant to the Transaction Documents or owed or payable by the Indenture Trustee, in its capacity as such, to Fannie Mae or any other Person pursuant to the Transaction Documents with respect to expenses, indemnification amounts, and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee, and thereafter from other Available Funds, if necessary;

(iii)          to the Noteholders of each Series of Notes, pro rata based on their respective interest entitlement amounts, the Interest Payment Amount (for all Series) and the Step-Up Fee (for all Series, if any) for the current Payment Date, for each such Series; provided that if the amount of Available Funds on deposit in the Collection and Funding Account on such day is insufficient to pay all amounts in respect of any Series pursuant to this clause (iii), the Indenture Trustee shall withdraw from the Series Reserve Account for such Series an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Series in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii) allocated among the Classes of such Series as provided in the related Indenture Supplement;

(iv)          pro rata, to (A) the Series Reserve Account for each Series, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in such Series Reserve Account on such day equals the related Series Reserve Required Amount, if applicable, and (B) the Expense Reserve Account, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in the Expense Reserve Account on such day equals the Expense Reserve Required Amount;

(v)           the Early Amortization Event Payment Amount to be paid on such Payment Date on each Class of Outstanding Notes that is in its Early Amortization Period, if applicable;

(vi)          to the Noteholders of each Series of Term Notes, pro rata, the Scheduled Principal Payment Amount;

(vii)         to the extent necessary to avoid any Borrowing Base Deficiency, at the direction of the Administrator, either (1) to pay down the respective VFN Principal Balances of each Outstanding Class of VFNs, until the earlier of the removal of any Borrowing Base Deficiency with respect to each Outstanding Class of VFNs or reduction of all VFN Principal Balances to zero, paid pro rata among each VFN Class based on their respective Class Invested Amounts, or (2) to reserve cash in the Collection and Funding Account;

(viii)        pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the Indenture Trustee (in all its capacities) and the Owner Trustee (in all capacities) for any amounts payable to the Indenture Trustee and the Owner Trustee pursuant to this Base Indenture or the Trust Agreement, as applicable, to the extent not paid under clause (i) above, (B) to the MSR Valuation Agent for any amounts payable to the MSR Valuation Agent pursuant to this Base Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; or (E) any other amounts payable pursuant to this Base Indenture or any other Transaction Document and not paid under clause (ii) above;

(ix)           if and to the extent so directed in writing by the Administrator on behalf of the Issuer, to the Noteholders of each Class of VFNs, an amount to be applied to pay down the respective VFN Principal Balances equal to the lesser of (A) the amount specified by the Administrator and (B) the amount necessary to reduce the VFN Principal Balances to zero, paid pro rata among each VFN Class based on their respective Note Balances; and

(x)            any Net Excess Cash Amount or Eligible Securities to or at the direction of PLS as holder of the Owner Trust Certificate, to the extent that following any such payment, there would not be a Borrowing Base Deficiency; provided that amounts due and owing to the Owner Trustee or the Indenture Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.

(2)            On and after the commencement of the Full Amortization Period, all Available Funds for each Series shall be allocated in the following order of priority:

(i)            to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, to the Owner Trustee, the Owner Trustee Fee, and to the Disposition Manager, the Disposition Manager Fee payable on such Payment Date, plus (without regard, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities), the Owner Trustee (in all capacities) and the Disposition Manager on such Payment Date, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator; provided that if the amount of Available Funds is not sufficient to pay the full amounts owed to the Indenture Trustee pursuant to this clause (i), the Indenture Trustee shall withdraw from the Expense Reserve Account an amount equal to the lesser of the amount then on deposit in the Expense Reserve Account and the amount of such shortfall for disbursement to the Indenture Trustee in reduction of such shortfall;

(ii)           to each Person (other than the Indenture Trustee, the Owner Trustee or the Disposition Manager) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Collection Period or Interest Accrual Period, as applicable, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit and allocated pro rata based on the amounts due to each such Person) all reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer with respect to expenses, indemnification amounts and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee;

(iii)          thereafter, the VFN Series Available Funds or the Term Note Series Available Funds, as applicable, for each Outstanding Series shall be allocated in the following order of priority (or in such other order of priority as specified in the related Indenture Supplement):

(A)            to pay any costs, reasonable out-of-pocket expenses and indemnification amounts owed with respect to any Hedging Instruments for such Series;

(B)             to the Noteholders of the related Series of Notes, (a) the related Cumulative Interest Shortfall Amounts attributable to unpaid Interest Amounts (for all Series) from prior Payment Dates, and (b) the Interest Amounts (for all Series) for the current Payment Date, for each such Class; provided that if the amount of related VFN Series Available Funds or Term Note Series Available Funds, as applicable, is insufficient for any Class pursuant to this clause (iii)(B), the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii)(B) allocated among the Classes of such Series as provided in the related Indenture Supplement;

(C)             to the Noteholders of the related Series of Notes, remaining VFN Series Available Funds or Term Note Series Available Funds, as applicable, up to the aggregate unpaid Note Balances to reduce Note Balances in the order specified in the related Indenture Supplement, until all such Note Balances have been reduced to zero;

(D)            to the Noteholders of the related Series of Notes, remaining Series Available Funds up to the Default Supplemental Fee and the Step-Up Fee for the current Payment Date and related shortfalls, for each such Class in the order specified in the related Indenture Supplement; and

(E)             to be allocated to other Series in accordance with the applicable priority of payments for such Series, to the extent the VFN Series Available Funds or the Term Note Series Available Funds, as applicable, for such other Series were insufficient to make such payments, allocated among such other Series pro rata based on the amounts of their respective shortfalls;

(iv)          out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the MSR Valuation Agent for any amounts payable to the MSR Valuation Agent pursuant to this Base Indenture to the extent not paid under clause (ii) above, (B) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9, and (C) all Administrative Expenses of the Issuer not paid under clause (ii) above; provided that if the amount of related VFN Series Available Funds or Term Note Series Available Funds, as applicable, is not sufficient to pay the full amounts owed to the MSR Valuation Agent pursuant to subclause (A) of this clause (iv), the Indenture Trustee shall withdraw from the Expense Reserve Account an amount equal to the lesser of the amount then on deposit in the Expense Reserve Account and the amount of such shortfall for disbursement to the MSR Valuation Agent in reduction of such shortfall;

(v)           out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, to pay any other amounts required to be paid before Net Excess Cash Amounts pursuant to one or more Indenture Supplements; and

(vi)          out of all remaining VFN Series Available Funds and Term Note Series Available Funds for all Series, any Net Excess Cash Amount to or at the written direction of PLS as holder of the Owner Trust Certificate.

The amounts payable under clause (i) or (ii) of Section 4.5(a)(2) above shall be paid out of each Series’ VFN Series Available Funds or Term Note Series Available Funds, as applicable, based on such Series’ Series Allocation Percentage of such amounts payable on such Payment Date.  If, on any Payment Date, the VFN Series Available Funds or Term Note Series Available Funds, as applicable, for any Series is less than the amount payable under clauses (i) and (ii) above out of such Series’ VFN Series Available Funds or Term Note Series Available Funds, as applicable (any such difference, a “Shortfall Amount”), the amount of such Shortfall Amount shall be paid out of the VFN Series Available Funds or Term Note Series Available Funds, as applicable, for each Series that does not have a Shortfall Amount, in each case, based on such Series’ relative Series Invested Amount.

(b)            On each Payment Date, the Indenture Trustee shall instruct the Paying Agent to pay to, or as directed by, each Noteholder of record on the related Record Date the amount to be paid to such Noteholder in respect of the related Note on such Payment Date by wire transfer if appropriate instructions are provided to the Indenture Trustee in writing no later than five (5) Business Days prior to the related Record Date, or, if a wire transfer cannot be effected, by check delivered to each Noteholder of record on the related Record Date at the address listed on the records of the Note Registrar.

(c)            Notwithstanding anything to the contrary in this Base Indenture, the Indenture Supplement providing for the issuance of any Series of Notes within which there are one or more Classes of Notes may specify the allocation of payments among such Classes payable pursuant to Section 4.5 hereof, providing for the subordination of such payments on the subordinated Series or Class, and any such provision in such an Indenture Supplement shall have the same effect as if set forth in this Base Indenture and any related Indenture Supplement, all to the extent an Issuer Tax Opinion is delivered as to such Series at its issuance.

(d)            On each Payment Date, the Indenture Trustee shall make available, in the same manner as described in Section 3.5, a report stating all amounts paid to the Indenture Trustee (in all its capacities) or Citibank (in all its capacities) pursuant to this Section 4.5 on such Payment Date.

(e)            To the extent provided in the related Indenture Supplement, during the Revolving Period, on each Payment Date, and with the prior written consent of the Administrative Agent, the owner of the Owner Trust Certificate may make Additional Note Payments to a Noteholder of a Series or Class of VFNs. Such Additional Note Payments shall be applied to pay down the VFN Principal Balance of each Outstanding Class of VFNs pro rata, based on their respective Note Balances, such amount as may be designated by the Administrator.

Section 4.6.            Series Reserve Account; Expense Reserve Account.

(a)            Series Reserve Account.

(i)            Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain a Series Reserve Account or Trust Accounts for each Series, each of which shall be an Eligible Account, for the benefit of the Secured Parties of such Series. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. On or prior to the Issuance Date for each Series, the Issuer shall cause an amount equal to the related Series Reserve Required Amount(s), if applicable, to be deposited into the related Series Reserve Account(s). Thereafter, on each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw Available Funds from the Note Payment Account and deposit them into each such Series Reserve Account pursuant to, and to the extent required by, Section 4.5(a) and the related Indenture Supplement.

(ii)            On each Payment Date, an amount equal to the aggregate of amounts described in clauses (i), (ii) and (iii) of Section 4.5(a)(1) or clauses (i) and (ii) of Section 4.5(a)(2) allocable to the related Series, as appropriate, and which is not payable out of Available Funds or the related VFN Series Available Funds or Term Note Series Available Funds, as applicable, due to an insufficiency of Available Funds or VFN Series Available Funds or Term Note Series Available Funds, as applicable, shall be withdrawn from such Series Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a) or the related Indenture Supplement. On any Payment Date on which amounts are withdrawn from such Series Reserve Account pursuant to Section 4.5(a), no funds shall be withdrawn from the Collection and Funding Account (or from the Note Payment Account for deposit into the Collection and Funding Account) to pay Funding Amounts or amounts to the Issuer pursuant to Section 4.3 if, after giving effect to the withdrawals described in the preceding sentences, the amount then on deposit in such Series Reserve Account is less than the related Series Reserve Required Amount, if applicable. All Collections received in the Collection and Funding Account shall be deposited into the related Series Reserve Accounts until the amount on deposit in each Series Reserve Account equals the related Series Reserve Required Amount, if applicable, as described in Section 4.5 and the related Indenture Supplement. For purposes of the foregoing, the portion of any such fees and expenses payable under Section 4.5(a)(1)(i) or (ii) shall equal the related Series Allocation Percentage of the amounts payable under such clause.

(iii)           If on any Payment Date the amount on deposit in a Series Reserve Account is equal to or greater than the aggregate Note Balance for the related Series (after payment on such Payment Date of the amounts described in Section 4.5) the Indenture Trustee will withdraw from such Series Reserve Account the aggregate Note Balance for such Series and remit it to the Noteholders of the Notes of such Series in reduction of the aggregate Note Balance for all Classes of Notes of such Series that are Outstanding. On the Stated Maturity Date for the latest maturing Class in a Series, the balance on deposit in the related Series Reserve Account shall be applied as a principal payment on the Notes of that Series to the extent necessary to reduce the aggregate Note Balance for that Series to zero. On any Payment Date after payment of principal on the Notes and when no Event of Default has occurred, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the balance of the Series Reserve Account exceeds the related Series Reserve Required Amount, if applicable, and pay such amount to PLS as holder of the Owner Trust Certificate.

(iv)           Amounts held in a Series Reserve Account shall be invested in Permitted Investments to the extent the Administrator provides written direction to the Indenture Trustee, as provided in Section 4.1; provided, however, if no such direction is provided, all amounts shall remain uninvested.

(v)            On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), during the Full Amortization Period, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the amount on deposit in such Series Reserve Account exceeds the related Series Reserve Required Amount, if applicable, and shall apply such excess to reduce the Note Balances of the Notes of the related Series, pursuant to Section 4.5. Such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of the related Series or Class of Notes, the Indenture Trustee shall withdraw any remaining amounts from the related Series Reserve Account and distribute it to PLS as holder of the Owner Trust Certificate. Amounts paid to PLS or its designee pursuant to the preceding sentence shall be released from the Security Interest.

(vi)           If on any Funding Date, the amount on deposit in one or more Series Reserve Accounts is less than the related Series Reserve Required Amounts, if applicable, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to such Series Reserve Accounts an amount equal to the amount by which the respective Series Reserve Required Amounts, if applicable, exceed the respective amounts then on deposit in the related Series Reserve Accounts.

(vii)          Any funds on deposit in any Series Reserve Account are to be applied to make any required payments in respect of the related Series or Class of Notes only, and no other Series or Class of Notes shall have any interest or claim against such amounts on deposit. Notwithstanding the foregoing, if any Series or Class of Notes is deemed to have an interest or claim on the funds on deposit in the Series Reserve Account established for another Series, it shall not receive any amounts on deposit in such Series Reserve Account unless and until the Series or Class of Notes related to such Series Reserve Account are paid in full and are no longer Outstanding. The provisions of this Section 4.6(a)(vii) constitute a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code.

(b)            Expense Reserve Account.

(i)            Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain an Expense Reserve Account, which shall be an Eligible Account, for the benefit of the Indenture Trustee and the MSR Valuation Agent. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. On or prior to the Closing Date, the Issuer shall cause an amount equal to the related Expense Reserve Required Amount to be deposited into the Expense Reserve Account. Thereafter, on each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw Available Funds from the Note Payment Account and deposit them into the Expense Reserve Account pursuant to, and to the extent required by Section 4.5(a).

(ii)            On each Payment Date, an amount equal to the aggregate of amounts described in clause (i) of Section 4.5(a)(2) which is not payable out of Series Available Funds due to an insufficiency of Series Available Funds shall be withdrawn from the Expense Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a). On any Payment Date on which amounts are withdrawn from the Expense Reserve Account pursuant to Section 4.5(a), no funds shall be withdrawn from the Collection and Funding Account (or from the Note Payment Account for deposit into the Collection and Funding Account) to pay Funding Amounts or amounts to the Issuer pursuant to Section 4.3 if, after giving effect to the withdrawals described in the preceding sentences, the amount then on deposit in the Expense Reserve Account is less than the Expense Reserve Required Amount. All Collections received in the Collection and Funding Account shall be deposited into the Expense Reserve Account until the amount on deposit in the Expense Reserve Account equals the Expense Reserve Required Amount, as described in Section 4.5.

(iii)           Amounts held in the Expense Reserve Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.

(iv)            On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), during the Full Amortization Period, the Indenture Trustee shall withdraw from the Expense Reserve Account the amount by which the amount on deposit in the Expense Reserve Account exceeds the Expense Reserve Required Amount, if applicable, and shall apply such excess to reduce the Note Balances of the Notes of all Series, pursuant to Section 4.5. Such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of all Series or Classes of Notes and the payment in full of all amounts payable to the Indenture Trustee and the MSR Valuation Agent, the Indenture Trustee shall withdraw any remaining amounts from the Expense Reserve Account and distribute it to PLS as holder of the Owner Trust Certificate. Amounts paid to PLS or its designee pursuant to the preceding sentence shall be released from the Security Interest.

(v)            If on any Funding Date, the amount on deposit in the Expense Reserve Accounts is less than the Expense Reserve Required Amount, if applicable, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to the Expense Reserve Account an amount equal to the amount by which the Expense Reserve Required Amount exceeds the amounts then on deposit in the Expense Reserve Account.

Section 4.7.            Collection and Funding Account; Eligible Securities Account.

Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Collection and Funding Account and the Eligible Securities Account, each of which shall be an Eligible Account, for the benefit of the Secured Parties. If any such account loses its status as an Eligible Account, the funds or securities, as applicable, in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Indenture Trustee shall deposit and withdraw Available Funds from the Collection and Funding Account pursuant to, and to the extent required by Section 4.5.

Amounts held in the Collection and Funding Account shall be invested in Permitted Investments at the written direction of the Administrator as provided in Section 4.1; provided, however, if no such direction is provided, all amounts shall remain uninvested.

Section 4.8.            Note Payment Account.

(a)            Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Note Payment Account, which shall be an Eligible Account, for the benefit of the Secured Parties. If the Note Payment Account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Note Payment Account shall be funded to the extent that (i) the Issuer shall remit to the Indenture Trustee the Redemption Amount for a Class of Notes pursuant to Section 13.1, (ii) the Indenture Trustee shall remit thereto any Available Funds from the Collection and Funding Account pursuant to Section 4.2(b), (iii) the Indenture Trustee shall transfer amounts from an applicable Series Reserve Account pursuant to, and to the extent required by, Section 4.6, and (iv) the Indenture Trustee shall transfer amounts from the Expense Reserve Account pursuant to, and to the extent required by, Section 4.6.

(b)            On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from the Note Payment Account by the Indenture Trustee and remitted to the Noteholders and other Persons or accounts described therein for payment as described in that Section, and upon payments of all sums payable hereunder as described in Section 4.5(a), as applicable, any remaining amounts then on deposit in the Note Payment Account shall be released from the Security Interest and paid to PLS or its designee unless it would cause a Borrowing Base Deficiency.

(c)            Amounts held in the Note Payment Account may be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.

Section 4.9.            Securities Accounts.

(a)             Securities Intermediary. The Issuer and the Indenture Trustee hereby appoint Citibank, as Securities Intermediary with respect to the Trust Accounts. The Security Entitlements and all Financial Assets credited to the Trust Accounts, including all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the Indenture Trustee for the benefit of the Secured Parties. Upon the termination of this Base Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed Citibank, as Securities Intermediary. Citibank hereby accepts such appointment as Securities Intermediary.

(i)            With respect to any portion of the Trust Estate that is credited to the Trust Accounts, the Securities Intermediary agrees that:

(A)          with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Base Indenture, and the Securities Intermediary shall comply with instructions originated by the Indenture Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(B)          any and all property credited to the Trust Accounts shall be treated by the Securities Intermediary as Financial Assets;

(C)          any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee, for the benefit of the Noteholders, with respect thereto over which the Securities Intermediary or such other institution has “control” (as defined in the UCC); and

(D)          it will use reasonable efforts to promptly notify the Indenture Trustee and the Issuer if any other Person claims that it has a property interest in a Financial Asset in any Trust Account and that it is a violation of that Person’s rights for anyone else to hold, transfer or deal with such Financial Asset.

(ii)            The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Base Indenture treat the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) any portion of the Trust Estate in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer or the Administrator, payable to the order of the Issuer or the Administrator or specially endorsed to any of such Persons.

(iii)            If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or the Administrator or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that this Base Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.

(iv)            In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets and Security Entitlements credited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than (i) the Indenture Trustee in the case of the Trust Accounts and (ii) the Owner Trustee Lien.

(v)            There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the Administrator, or any other Person (other than the Indenture Trustee) with respect to any Trust Account. In the event of any conflict between this Base Indenture (or any provision of this Base Indenture) and any other agreement now existing or hereafter entered into, the terms of this Base Indenture shall prevail.

(vi)           The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will not be affected by the bankruptcy of the Issuer, the Administrator or PLS nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Indenture Trustee in the Trust Accounts and in such Security Entitlements, has been terminated pursuant to the terms of this Base Indenture and the Indenture Trustee has notified the Securities Intermediary of such termination in writing.

(b)            Definitions; Choice of Law. Capitalized terms used in this Section 4.9 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8-110(e) of the New York UCC, the “securities intermediary’s jurisdiction” shall be the State of New York. The Securities Intermediary, the Administrator and the Issuer agree that they will not change the applicable law in force with respect to issues referred to in Article 2(1) of the Hague Securities Convention to a state other than the State of New York.

(c)            Limitation on Liability. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Noteholders for any action taken, or not taken, in good faith pursuant to this Base Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Noteholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, on its face, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.

(d)            Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary represents and warrants that, as of the date hereof, the Securities Intermediary has a physical office in the United States and is engaged in a business or other regular activity of maintaining securities accounts. The Securities Intermediary agrees that, at all times while this Indenture is in effect, it shall maintain a physical office in the United States that satisfies the criteria set forth in Article 4(1)(a) or (b) of the Hague Securities Convention.

Section 4.10.          Notice of Adverse Claims.

Except for the claims and interests of the Secured Parties in the Trust Accounts, the Securities Intermediary has no actual knowledge of any claim to, or interest in, any Trust Account or in any financial asset credited thereto. If any Person asserts any Adverse Claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Trust Account or in any financial asset carried therein of which a Responsible Officer of the Securities Intermediary has actual knowledge, the Securities Intermediary will promptly notify the Noteholders, the Indenture Trustee and the Issuer thereof.

Section 4.11.          No Gross Up.

No Person, including the Issuer, shall be obligated to pay any additional amounts to the Noteholders or Note Owners as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.

Section 4.12.          Advance Rate Trigger Event Trigger Period, Early Amortization Period and Full Amortization Period.

Upon the occurrence of an Advance Rate Trigger Event, the Advance Rate Trigger Event shall continue, unless, the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Advance Rate Trigger Event or (ii) they have acknowledged that the Advance Rate Trigger Event has been cured for each Outstanding Series of Variable Funding Notes that is still in its Revolving Period.

Upon the occurrence of an Early Amortization Event, the Revolving Period for all Classes and Series of the Notes shall automatically terminate and the Early Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Early Amortization Event and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period or (ii) they acknowledge that the Early Amortization Event has been cured and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period.

Upon the occurrence of an Event of Default, the Revolving Period for all Classes and Series of the Notes shall automatically terminate and the Full Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes and the Majority Noteholders for each Series of Variable Funding Notes that are Outstanding, plus the Administrative Agent, notify the Indenture Trustee and the Disposition Manager that either (i) they have waived the occurrence of such Event of Default and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period or (ii) they acknowledge that the Event of Default has been cured and consent to the continuation of the Revolving Period for each Outstanding Series that is still in its Revolving Period; provided, upon waiver or cure of an Event of Default and continuation of a Revolving Period, any hourly fees incurred by the Disposition Manager during any Default Period shall be paid on the immediately following Payment Date pursuant to Section 4.5(a)(1)(ii).

The obligation of the Issuer to pay or reserve any Default Supplemental Fee, Step-Up Fee, Cumulative Interest Shortfall Amount, Cumulative Default Supplemental Fee Shortfall Amount or Cumulative Step-Up Fee Shortfall Amount shall begin only upon the occurrence of an Early Amortization Event or Event of Default, as applicable, and commencement of the Early Amortization Period or Full Amortization Period, as applicable, as described in this Section 4.12.

Article V

Note Forms

Section 5.1.            Forms Generally.

The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Base Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer’s execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes and the Global Notes representing the Book-Entry Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer’s execution of such Notes.

Section 5.2.            Forms of Notes.

(a)            Forms Generally. Subject to Section 5.2(b), each Note will be in one of the forms approved from time to time by or pursuant to this Base Indenture. Without limiting the generality of the foregoing, the Indenture Supplement for any Series of Notes shall specify whether the Notes of such Series, or of any Class within such Series, shall be issuable as Definitive Notes or as Book-Entry Notes.

(b)            Issuer Certificate. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee’s authentication of Notes in that form of a Certificate of Authentication signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.

(c)             (i)            Rule 144A Notes. Notes sold by the Issuer (other than Regulation S Notes) shall bear a legend generally to the effect that resales of such Notes or interests therein may be made only to qualified institutional buyers in transactions exempt from the registration requirements of the 1933 Act in reliance on Rule 144A (each, a “Rule 144A Note”) and shall be issued initially in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Rule 144A Global Note”), substantially in the form attached hereto as Exhibit A-1 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Rule 144A Definitive Note”), substantially in the form attached hereto as Exhibit A-2. The aggregate principal amounts of the Rule 144A Global Notes or Rule 144A Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii)            Regulation S Notes. Notes sold in offshore transactions in reliance on Regulation S (each, a “Regulation S Note”) shall be issued in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Regulation S Global Note”), substantially in the form attached hereto as Exhibit A-3 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Regulation S Definitive Note”), substantially in the form attached hereto as Exhibit A-4. The aggregate principal amounts of the Regulation S Global Notes or the Regulation S Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

Section 5.3.            Reserved.

Section 5.4.            Book-Entry Notes.

(a)            Issuance of Book-Entry Notes. If the Issuer establishes pursuant to Sections 5.2 and 6.1 that the Notes of a particular Series or Class are to be issued as Book-Entry Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, one or more definitive Global Notes, which, unless otherwise provided in the applicable Indenture Supplement (1) will represent, and will be denominated in an amount equal to the aggregate, Initial Note Balance of the Outstanding Notes of such Series or Class to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (2) will be registered in the name of the Depository for such Global Note or Notes or its nominee, (3) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction (and which may be held by the Indenture Trustee as custodian for the Depository, if so specified in the related Indenture Supplement or Depository Agreement), (4) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (5) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.

(b)            The Note Registrar and the Indenture Trustee may deal with the Depository as the sole Noteholder of the Book-Entry Notes for all purposes of this Indenture and will not be obligated to the Note Owners, except as stated in Section 14.11.

(c)            The rights of the Note owners may be exercised only through the Depository and will be limited to those established by law and agreements between the Note Owners and the Depository and/or its participants under the Depository Agreement.

(d)            If this Section 5.4(a) conflicts with other terms of this Indenture, this Section 5.4(a) will control.

(e)            The Depository will make book-entry transfers among its participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to the participants.

(f)            The Indenture Trustee, the Note Registrar, and the Paying Agent shall have no responsibility or liability for any actions taken or not taken by the Depository.

(g)            If this Indenture requires or permits actions to be taken based on instructions or directions of the Noteholders of a stated percentage of Note Balance of the Notes, the Depository will be deemed to represent those Noteholders only if it has received instructions to that effect form Note Owners and/or the Depository’s participants owning or representing, the required percentage of the beneficial interest of the Notes and has delivered the instructions to the Indenture Trustee.

(h)            The Issuer in issuing Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee in writing of any change in the “CUSIP” numbers.

(i)             Transfers of Global Notes only to Depository Nominees. Notwithstanding any other provisions of this Section 5.4 or of Section 6.5, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 6.5, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

(j)             Limited Right to Receive Definitive Notes. Except under the limited circumstances described below, Note Owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:

(i)              If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue to act as Depository for such Global Note or if at any time the Depository for the Notes for such Series or Class ceases to be a Clearing Corporation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 requesting the authentication and delivery of individual Notes of such Series or Class in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series or Class of like tenor and terms in an aggregate Initial Note Balance equal to the Initial Note Balance of the Global Note in exchange for such Global Note.

(ii)            The Issuer may at any time and in its sole discretion determine that the Notes of any Series or Class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee or its agent in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 for the authentication and delivery of individual Notes of such Series or Class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series or Class of like tenor and terms in definitive form in an aggregate Initial Note Balance equal to the Initial Note Balance of such Global Note or Notes representing such Series or Class or portion thereof in exchange for such Global Note or Notes.

(iii)            If specified by the Issuer pursuant to Sections 5.2 and 6.1 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series or Class of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series or Class of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate Initial Note Balance equal to the Initial Note Balance of the portion of the Global Note or Notes specified by the Depository and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Initial Note Balance of the surrendered Global Note and the aggregate Initial Note Balance of Notes delivered to the Noteholders thereof.

(iv)            If any Event of Default has occurred with respect to such Global Notes, and Owners of Notes evidencing more than 50% of the Global Notes of that Series or Class (measured by Voting Interests) advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Note Owners, the Owners of Global Notes of that Series or Class may exchange their beneficial interests in such Notes for Definitive Notes in accordance with the exchange provisions herein.

(v)            In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver Definitive Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Initial Note Balance of a Global Note for Definitive Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

Section 5.5.            Beneficial Ownership of Global Notes.

Until Definitive Notes have been issued to the applicable Noteholders to replace any Global Notes with respect to a Series or Class pursuant to Section 5.4 or as otherwise specified in any applicable Indenture Supplement:

(a)            the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the Depository Participants for all purposes (including the making of payments) as the authorized representatives of the respective Note Owners; and

(b)            the rights of the respective Note Owners will be exercised only through the applicable Depository and the Depository Participants and will be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Pursuant to the operating rules of the applicable Depository, unless and until Definitive Notes are issued pursuant to Section 5.4, the Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the related Notes to such Depository Participants.

For purposes of any provision of this Base Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Note Balance of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the Depository and the Depository Participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.

Section 5.6.            Notices to Depository.

Whenever any notice or other communication is required to be given to Noteholders with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository, and shall have no obligation to report directly to such Note Owners.

Article VI

The Notes

Section 6.1.            General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.

(a)            Amount Unlimited. The aggregate Initial Note Balance of Notes which may be authenticated and delivered and Outstanding under this Base Indenture is not limited.

(b)            Series and Classes. The Notes may be issued in one or more Series or Classes up to an aggregate Note Balance for such Series or Class as from time to time may be authorized by the Issuer. All Notes of each Series or Class under this Base Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series or Class without preference, priority or distinction on account of (1) the actual time of the authentication and delivery, or (2) Stated Maturity Date of the Notes of such Series or Class, except as specified in the applicable Indenture Supplement for such Series or Class of Notes.

Each Note issued must be part of a Series of Notes for purposes of allocations pursuant to the related Indenture Supplement. A Series of Notes is created pursuant to an Indenture Supplement. A Class of Notes is created pursuant to an Indenture Supplement for the applicable Series.

Each Series and Class of Notes will be secured by the Trust Estate.

Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.

(c)            Provisions Required in Indenture Supplement. Before the initial issuance of Notes of each Series, there shall also be established in or pursuant to an Indenture Supplement provision for:

(i)            the Series designation;

(ii)            the Initial Note Balance of such Series of Notes and of each Class, if any, within such Series, and the Maximum VFN Principal Balance for such Series (if it is a Series or Class of Variable Funding Notes);

(iii)            whether such Notes are subdivided into Classes;

(iv)            whether such Series of Notes are Term Notes, Variable Funding Notes or a combination thereof;

(v)            the Note Interest Rate at which such Series of Notes or each related Class of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

(vi)            the Stated Maturity Date for such Series of Notes or each related Class of Notes;

(vii)           if applicable, the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Base Indenture or in or pursuant to the applicable Indenture Supplement creating such Series;

(viii)          if such Series of Notes or any related Class will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, in addition to those set forth in Section 5.4, upon which such Global Note or Global Notes may be exchanged in whole or in part for other Definitive Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 1.1);

(ix)            the subordination, if any, of such Series of Notes or any related Class(es) to any other Notes of any other Series or of any other Class within the same Series;

(x)             the Record Date for any Payment Date of such Series of Notes or any related Class, if different from the last day of the month before the related Payment Date;

(xi)            any Default Supplemental Fee Rate, if applicable;

(xii)            any Step-Up Fee Rate, if applicable;

(xiii)           if applicable, under what conditions any additional amounts will be payable to Noteholders of the Notes of such Series;

(xiv)          the Administrative Agent for such Series of Notes;

(xv)           any other terms of such Notes as stated in the related Indenture Supplement; and

(xvi)          all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series or Class of Notes.

(d)            Forms of Series or Classes of Notes. The form of the Notes of each Series or Class will be established pursuant to the provisions of this Base Indenture and the related Indenture Supplement creating such Series or Class. The Notes of each Series or Class will be distinguished from the Notes of each other Series or Class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

Section 6.2.            Denominations.

Except as provided in Section 6.1(b), the Notes of each Series or Class will be issuable in such denominations and currency as will be provided in the provisions of this Base Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Term Notes of any Series or Class, the Term Notes of that Series or Class will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. In the absence of any such provisions with respect to the Variable Funding Notes of any Series or Class, the Variable Funding Notes of that Series or Class will be issued in accordance with the terms of the related Indenture Supplement.

Section 6.3.           Execution, Authentication and Delivery and Dating.

(a)            The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer, by manual or facsimile signature.

(b)            Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

(c)            At any time and from time to time after the execution and delivery of this Base Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon delivery of an Issuer Certificate, authenticate and deliver such Notes as provided in this Base Indenture and not otherwise.

(d)            Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer’s Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.3, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Series or Class of Notes required to be furnished pursuant to Section 5.2 or Section 6.10.

(e)            The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Base Indenture.

(f)            Unless otherwise provided in the form of Note for any Series or Class, all Notes will be dated the date of their authentication.

(g)            No Note will be entitled to any benefit under this Base Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 6.4.          Temporary Notes.

(a)            Pending the preparation of definitive Notes of any Series or Class, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer’s execution of such Notes.

(b)            If temporary Notes of any Series or Class are issued, the Issuer will cause permanent Notes of such Series or Class to be prepared without unreasonable delay. After the preparation of permanent Notes, the temporary Notes of such Series or Class will be exchangeable for permanent Notes of such Series or Class upon surrender of the temporary Notes of such Series or Class at the office or agency of the Issuer in a Place of Payment, without charge to the Noteholder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver in exchange therefore a like Initial Note Balance of permanent Notes of such Series or Class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series or Class will in all respects be entitled to the same benefits under this Base Indenture as permanent Notes of such Series or Class.

Section 6.5.           Registration, Transfer and Exchange.

(a)            Note Register. The Indenture Trustee, acting as Note Registrar, shall keep or cause to be kept a register (herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular Series or Class, and for transfers of Notes. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Issuer or the Indenture Trustee at the Corporate Trust Office. The Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agents of any of them, may treat a Person in whose name a Note is registered as the owner of such Note for the purpose of receiving payments in respect of such Note and for all other purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any agent of any of them, shall be affected by notice to the contrary. None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.

(b)            Exchange of Notes. Subject to Section 5.4, upon surrender for transfer of any Note of any Series or Class at the Place of Payment, the Issuer may execute, and, upon receipt of the documents required by Section 6.3 and such surrendered Note, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms. Subject to Section 5.4, Notes of any Series or Class may be exchanged for other Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms, upon surrender of the Notes to be exchanged at the Place of Payment. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee or the related Authenticating Agent will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.

(c)            Issuer Obligations. All Notes issued upon any transfer or exchange of Notes shall be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Base Indenture, as the Notes surrendered upon such transfer or exchange.

(d)            Endorsement of Notes to be Transferred or Exchanged. Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer, the Note Registrar or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Indenture Trustee, and the Note Registrar duly executed, by the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program.

(e)            No Service Charge. Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be assessed against any Noteholder for any transfer or exchange of Notes, but the Issuer, the Indenture Trustee, and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 5.4 not involving any transfer.

(f)            Deemed Representations by Transferees of Rule 144A Notes. Each transferee (including the initial Noteholder or Owner) of a Rule 144A Note or of a beneficial interest therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Rule 144A Note Transfer Certificate attached to Exhibit B-1 attached hereto.

(g)            Deemed Representations by Transferees of Regulation S Notes. Each transferee (including the initial Noteholder or Owner) of a Regulation S Note or of a beneficial therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Regulation S Note Transfer Certificate attached to Exhibit B-2 attached hereto.

(h)           Conditions to Transfer. No sale, pledge or other transfer (a “Transfer”) of any Notes shall be made unless that Transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or is made in a transaction that does not require such registration or qualification. If a Transfer is made without registration under the 1933 Act (other than in connection with the initial issuance thereof by the Issuer), then the Note Registrar, the Indenture Trustee, Administrator, on behalf of the Issuer, shall refuse to register such Transfer unless the Note Registrar receives either:

(i)            the Regulation S Note Transfer Certificate or Rule 144A Note Transfer Certificate and such other information as may be required pursuant to this Section 6.5; or

(ii)           if the Transfer is to be made to an Issuer Affiliate in a transaction that is exempt from registration under the 1933 Act, an Opinion of Counsel reasonably satisfactory to the Issuer and the Note Registrar to the effect that such Transfer may be made without registration under the 1933 Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such).

None of the Administrator, the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify the Notes under the 1933 Act or any other securities law or to take any action not otherwise required under this Base Indenture to permit the transfer of any Note without registration or qualification. Any Noteholder of a Note desiring to effect such a Transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Indenture Trustee, the Note Registrar, the Administrator, the Servicer and the Issuer against any liability that may result if the Transfer is not so exempt or is not made in accordance with the 1933 Act and applicable state securities laws.

In connection with any Transfer of Notes in reliance on Rule 144A, the Administrator shall furnish upon request of a Noteholder to such Noteholder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A.

In the event that a Note is transferred to a Person that does not meet the requirements of this Section 6.5 and/or the requirements of the related Indenture Supplement, such transfer will be of no force and effect, will be void ab initio, and will not operate to transfer any right to such Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee or any intermediary; and the Indenture Trustee shall not make any payment on such Note for as long as such Person is the Noteholder of such Note and the Indenture Trustee shall have the right to compel such Person to transfer such Note to a Person who does meet the requirements of this Section 6.5.

(i)            Transfers of Ownership Interests in Global Notes. Transfers of beneficial interests in a Global Note representing Book-Entry Notes may be made only in accordance with the rules and regulations of the Depository (and, in the case of a Regulation S Global Note only to beneficial owners who are not “U.S. persons” (as such term is defined in Regulation S) in accordance with the rules and regulations of Euroclear or Clearstream) and the transfer restrictions contained in the legend on such Global Note and exchanges or transfers of interests in a Global Note may be made only in accordance with the following:

(i)            General Rules Regarding Transfers of Global Notes. Subject to clauses (ii) through (vii) of this Section 6.5(i), Transfers of a Global Note representing Book-Entry Notes shall be limited to Transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee.

(ii)           Rule 144A Global Note to Regulation S Global Note. If an owner of a beneficial interest in a Rule 144A Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in a Regulation S Global Note for that Series and/or Class, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Note for that Series and/or Class, such Note Owner (or transferee), provided such Note Owner (or transferee) is not a “U.S. person” (as such term is defined in Regulation S), may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest in such Rule 144A Global Note for a beneficial interest in the Regulation S Global Note for that Series and/or Class. Upon the receipt by the Indenture Trustee of (A) instructions from the Depository directing the Indenture Trustee to cause to be credited a beneficial interest in a Regulation S Global Note in an amount equal to the beneficial interest in such Rule 144A Global Note to be exchanged but not less than the minimum denomination applicable to the owner’s Notes held through a Regulation S Global Note, (B) a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate (each, a “Regulation S Note Transfer Certificate”) in the form of Exhibit B-2 hereto given by the Note Owner or its transferee stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including the requirements that the Note Owner or its transferee is not a “U.S. person” (as such term is defined in Regulation S) and the transfer is made pursuant to and in accordance with Regulation S, then the Indenture Trustee and the Note Registrar, shall reduce the principal amount of the Rule 144A Global Note for the related Series and/or Class and increase the principal amount of the Regulation S Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Rule 144A Global Note for the related Series and/or Class.

(iii)          Regulation S Global Note to Rule 144A Global Note. If an owner of a beneficial interest in a Regulation S Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note for such Series and/or Class, such owner’s transferee may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note for such Series and/or Class. Upon the receipt by the Indenture Trustee and the Note Registrar, of (A) instructions from the Depository directing the Indenture Trustee and the Note Registrar, to cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note to be exchanged but not less than the minimum denomination applicable to such owner’s Notes held through a Rule 144A Global Note, to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate (each, a “Rule 144A Note Transfer Certificate”) in the form of Exhibit B-1 hereto given by the transferee of such beneficial interest, then the Indenture Trustee will reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Rule 144A Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Regulation S Global Note for the related Series and/or Class to be transferred and the Indenture Trustee and the Note Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Regulation S Global Note for the related Series and/or Class.

(iv)          Transfers of Interests in Rule 144A Global Note. An owner of a beneficial interest in a Rule 144A Global Note may transfer such interest in the form of a beneficial interest in such Rule 144A Global Note in accordance with the procedures of the Depository without the provision of written certification.

(v)           Transfers of Interests in Regulation S Global Note. An owner of a beneficial interest in a Regulation S Global Note may transfer such interest in the form of a beneficial interest in such Regulation S Global Note in accordance with the applicable procedures of Euroclear and Clearstream without the provision of written certification.

(vi)          Regulation S Global Note to Regulation S Definitive Note. Subject to Section 5.4(j) hereof, an owner of a beneficial interest in a Regulation S Global Note for the related Series and/or Class deposited with or on behalf of a Depository may at any time transfer such interest for a Regulation S Definitive Note upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Regulation S Note Transfer Certificate.

(vii)         Rule 144A Global Note to Rule 144A Definitive Note. Subject to Section 5.4(j) hereof, an owner of a beneficial interest in a Rule 144A Global Note deposited with or on behalf of a Depository may at any time transfer such interest for a Rule 144A Definitive Note, upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Rule 144A Note Transfer Certificate.

(j)            Transfers of Definitive Notes. In the event of any Transfer of a Regulation S Definitive Note, a Regulation S Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer. In the event of any Transfer of a Rule 144A Definitive Note, a Rule 144A Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer.

(k)            ERISA Restrictions. Neither the Note Registrar nor the Indenture Trustee shall register the Transfer of any Definitive Notes unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that either (i) it is not, and is not acquiring, holding or transferring the Notes, or any interest therein, or on behalf of, or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in Section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or Section 4975 of the Code, or a governmental, non-U.S., church or other plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) (A) as of the date of transfer or purchase, it believes that such Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes and (B) the transferee’s acquisition, holding or disposition of the Notes or any interest therein will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class, statutory or administrative exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, non-U.S., church or other plan subject to such Similar Law, will not violate any such Similar Law). In the case of any Book-Entry Note, each transferee of such Note or any beneficial interest therein by virtue of its acquisition of such Note will be deemed to represent either (i) or (ii) above.

(l)            No Liability of Indenture Trustee for Transfers. To the extent permitted under applicable law, the Indenture Trustee (in any of its capacities) shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 6.5 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Base Indenture so long as the transfer was registered by the Indenture Trustee and the Note Registrar in accordance with the requirements of this Base Indenture.

(m)            Deemed Representations regarding Fannie Mae’s Rights. Each transferee of a Term Note or of a beneficial interest therein, by accepting such Term Note or beneficial interest, shall be deemed to have made, acknowledged and represented to and with the Indenture Trustee and Fannie Mae, each of the following statements:

(i)            the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders

(ii)           Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and

(iii)          pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

(iv)          Holders of any Term Notes further agree that, from time to time, Fannie Mae and the Servicer have the right to agree to effect amendments to the Acknowledgment Agreement, and Fannie Mae may make changes to the Fannie Mae Guide. Such Noteholders will be deemed to have consented to the terms of any amendments, restatements, modifications or any other supplements entered into with respect to the Transaction Documents as may be necessary or advisable in the Administrator’s discretion for the terms of the Transaction Documents to conform to the terms set forth in any amendments to the Acknowledgment Agreement or changes to the Fannie Mae Guide.

Section 6.6.           Mutilated, Destroyed, Lost and Stolen Notes.

(a)            If (1) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series or Class, Stated Maturity Date and Initial Note Balance, bearing a number not contemporaneously Outstanding.

(b)            In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note on a Payment Date in accordance with Section 4.5.

(c)           Upon the issuance of any new Note under this Section, the Issuer, the Indenture Trustee, or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(d)            Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Base Indenture equally and proportionately with any and all other Notes of the same Series or Class duly issued hereunder.

(e)            The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 6.7.           Payment of Interest; Interest Rights Preserved; Withholding Taxes.

(a)            Unless otherwise provided with respect to such Note pursuant to Section 6.1, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.

(b)            Subject to Section 6.7(a), each Note delivered under this Base Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest and fees accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

(c)            The right of any Noteholder to receive interest and fees on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder. In addition, in order to receive payments on its Notes free of U.S. federal withholding and backup withholding tax, each Noteholder shall timely furnish the Indenture Trustee on behalf of the Issuer, (1) any applicable IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) and (2) any documentation that is required under FATCA to enable the Issuer, the Indenture Trustee and any other agent of the Issuer to determine their duties and liabilities with respect to any taxes they may be required to withhold in respect of such Note or the Noteholder of such Note or beneficial interest therein, in each case, prior to the first Payment Date after such Noteholder’s acquisition of Notes and at such time or times required by law or that the Indenture Trustee on behalf of the Issuer or their respective agents may reasonably request, and shall update or replace such IRS form or documentation in accordance with its terms or its subsequent amendments. Each Noteholder will provide the applicable replacement IRS form or documentation every three (3) years (or sooner if there is a transfer to a new Noteholder or if required by applicable law). In each case above, the applicable IRS form or documentation shall be properly completed and signed under penalty of perjury.

Section 6.8.           Persons Deemed Owners.

The Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name the Note is registered in the Note Registrar as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 6.7) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar, nor any agent of the Issuer, the Indenture Trustee, or the Note Registrar will be affected by notice to the contrary.

Section 6.9.           Cancellation.

All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Base Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures.

Section 6.10.         New Issuances of Notes.

(a)            Issuance of New Notes. The Issuer may, from time to time, direct the Indenture Trustee, on behalf of the Issuer, to issue new Notes of any Series or Class, so long as the conditions precedent set forth in Section 6.10(b) are satisfied if, at the time of issuance, other Notes have already been issued and remain Outstanding. On or before the Issuance Date of new Notes of any Series or Class of Notes, the Issuer shall execute and deliver the required Indenture Supplement which shall incorporate the principal terms with respect to such additional Series or Class of Notes. The Indenture Trustee shall execute any such Indenture Supplement without the consent of any Noteholders, the Issuer shall execute the Notes of such Series or Class and the Notes of such Series or Class shall be delivered to the Indenture Trustee (along with the other deliverables required hereunder) for authentication and delivery. Notwithstanding the foregoing, the conditions to the issuance of the new Notes contemplated by Section 6.10(b) shall not apply to the issuance of any Series of Notes on the Closing Date.

(b)            Conditions to Issuance of New Notes. The issuance of the Notes of any Series or Class after the Closing Date pursuant to this Section 6.10 shall be subject to the satisfaction of the following conditions:

(i)            no later than ten (10) Business Days before the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee, each VFN Noteholder and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, notice of such new issuance;

(ii)           on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency that has rated any Outstanding Note that will remain Outstanding after the new issuance, an Issuer Certificate to the effect that (x) the Issuer reasonably believes that the new issuance will not cause a material Adverse Effect on any Outstanding Notes or a Secured Party, and (y) all conditions precedent set forth in this Base Indenture to the issuance of such Notes have been met, an Issuer Tax Opinion with respect to such proposed issuance, and an Opinion of Counsel:

(A)            to the effect that all instruments furnished to the Indenture Trustee conform to the requirements of this Base Indenture for the Indenture Trustee to authenticate and deliver such Notes;

(B)            to the effect that the form and terms of such Notes have been established in conformity with the provisions of this Base Indenture; and

(C)            covering such other matters as the Indenture Trustee may reasonably request;

(iii)          on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and each Note Rating Agency that is at that time rating Outstanding Notes that will remain Outstanding after the new issuance, an Opinion of Counsel to the effect that the Issuer has the requisite power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and are entitled to the benefits of this Base Indenture, equally and ratably with all other Outstanding Notes, if any, of such Series or Class subject to the terms of this Base Indenture and each Indenture Supplement;

(iv)          if any additional conditions to the new issuance are specified in writing to the Issuer by a Note Rating Agency that is at that time rating any Outstanding Note that will remain Outstanding after the new issuance, the Issuer satisfies such conditions, if they are applicable to such Notes;

(v)           either (1) the Issuer obtains written confirmation from each Note Rating Agency that is at that time rating any Outstanding Note at the request of the Issuer that will remain Outstanding after the new issuance that the new issuance will not have a Ratings Effect on any Outstanding Notes that are rated by such Note Rating Agency at the request of the Issuer or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such new issuance to the related Note Rating Agency and (b) each of the parties that would be Administrative Agents after giving effect to the new issuance shall have provided their prior written consent to such new issuance which may be given in reliance in part on the Issuer’s Certificate delivered pursuant to Section 6.10(b)(ii) above;

(vi)          no Event of Default shall have occurred and be continuing, as evidenced by an Issuer’s Certificate, unless (a) the proceeds of such new Notes are applied in whole or in part to redeem all other Outstanding Notes and/or (b) the Noteholders of any Notes that will remain Outstanding consent to such issuance of new Notes;

(vii)         on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, the Issuer Certificate;

(viii)        any Class of VFN must have the same Stated Maturity Date and Interim Payment Date as any and all other Outstanding Classes of VFNs;

(ix)          if any Class of VFNs is beneficially owned by the beneficial owner of the Issuer, all Classes of VFNs must be beneficially owned by the beneficial owner of the Issuer for United States federal income tax purposes and the financing of such Class of VFNs shall be subject to the requirement for an Issuer Tax Opinion;

(x)            for any new Series with respect to which there is a new Administrative Agent not currently set forth under the terms of the definition of “Administrative Agent,” the Administrative Agent shall have consented to the issuance of such Series, unless the Notes in respect of which the existing Administrative Agent’s consent is required, are paid in full and all related commitments terminated in writing by the Issuer and any remaining accrued commitment fees paid in full to such terminated Administrative Agent, in connection with the issuance of the new Series with the different Administrative Agent; and

(xi)          any other conditions specified in the applicable Indenture Supplement; provided, however, that any one of the aforementioned conditions may be eliminated (other than clause (v) above and the requirement for an Issuer Tax Opinion) or modified as a condition precedent to any new issuance of a Series or Class of Notes if the Issuer has obtained approval from each Note Rating Agency that is at that time rating any Outstanding Notes that will remain Outstanding after the new issuance.

(c)            No Notice or Consent Required to or from Existing Noteholders and Owners. Except as provided in Section 6.10(b) above, the Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder or Note Owner of Notes of any Outstanding Series or Class to issue any additional Notes of any Series or Class.

(d)           Other Provisions. There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Series or Class within a Series, of Notes, so long as the conditions described in Section 6.10(b) are met or waived.

(e)            Sale Proceeds. The proceeds of sale of any new Series of Notes shall be wired to the Collection and Funding Account, and the Indenture Trustee shall disburse such sale proceeds at the direction of the Administrator on behalf of the Issuer, except to the extent such funds are needed to ensure that no the Borrowing Base Deficiency exists. The Administrator on behalf of the Issuer may direct the Issuer to apply such proceeds to reduce pro rata based on Invested Amounts, the VFN Principal Balance of any Classes of Variable Funding Notes, or to redeem any Series of Notes in accordance with Section 13.1. In the absence of any such direction, the proceeds of such sale shall be distributed to PLS or at PLS’s direction on the Issuance Date for the newly issued Notes. The Administrator shall deliver to the Indenture Trustee a report demonstrating that the release of sale proceeds pursuant to the Issuer’s direction will not cause a Borrowing Base Deficiency, as a precondition to the Indenture Trustee releasing such proceeds.

(f)            Increase or Reduction in Maximum VFN Principal Balance. The increase or reduction in the Maximum VFN Principal Balance in respect of any Outstanding Class of Notes, the increase or decrease of any Advance Rates in respect thereof and/or the increase or decrease of interest rates in respect thereof shall not constitute an issuance of “new Notes” for purpose of this Section 6.10.

Article VII

Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or PLS

Section 7.1.           Satisfaction and Discharge of Indenture.

This Base Indenture will cease to be of further effect with respect to any Series or Class of Notes (except as to any surviving rights of transfer or exchange of Notes of that Series or Class expressly provided for herein or in the form of Note for that Series or Class), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Base Indenture, when:

(a)            all Notes of that Series or Class theretofore authenticated and delivered (other than (i) Notes of that Series or Class which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 6.6, and (ii) Notes of that Series or Class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust) have been delivered to the Indenture Trustee canceled or for cancellation or have been redeemed in accordance with Article XIII hereof or the applicable Indenture Supplement (in which case, such redeemed Notes shall be deemed to have been canceled and shall be immediately surrendered to the Indenture Trustee in exchange for the related redemption price);

(b)           with respect to the discharge of this Base Indenture for each Series or Class, the Issuer has paid or caused to be paid all sums payable hereunder including payments to the Indenture Trustee (in all its capacities) pursuant to Section 11.7 with respect to the Notes or in respect of Fees, and any and all other amounts due and payable pursuant to this Base Indenture; and

(c)            the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Base Indenture with respect to the Notes of that Series or Class have been complied with.

Notwithstanding the satisfaction and discharge of this Base Indenture with respect to any Series or Class of Notes, the obligations of the Administrator to the Indenture Trustee with respect to any Series or Class of Notes under Section 11.7 and of the Issuer to the Securities Intermediary under Section 4.9 and the obligations and rights of the Indenture Trustee under Section 7.2 and Section 11.3, respectively, will survive such satisfaction and discharge. Prior to the satisfaction and discharge of the Indenture, the Indenture Trustee shall give the Account Bank such notice as provided for in the Dedicated Account Control Agreement.

Section 7.2.           Application of Trust Money.

All money and obligations deposited with the Indenture Trustee pursuant to Section 7.1 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it or the Paying Agent, in accordance with the provisions of the Class of Notes in respect of which it was deposited and this Base Indenture and the related Indenture Supplement, to the payment to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee or the Paying Agent.

Section 7.3.           Cancellation of Notes Held by the Issuer or PLS.

If the Issuer, PLS or any of their respective Affiliates holds any Notes, that Noteholder may, subject to any provision of a related Indenture Supplement limiting the repayment of such Notes by notice from that Noteholder to the Indenture Trustee, cause the Notes to be repaid and canceled, whereupon the Notes will no longer be Outstanding; provided, that, such repayment and cancelation shall be subject to the written consent of the Administrative Agent.

Section 7.4.           Termination of Servicer’s Servicing Rights; Fannie Mae’s Rights.

(a)            The Security Interest is subject and subordinate to all rights, remedies, and prerogatives of Fannie Mae under and in connection with the Acknowledgment Agreement and the Fannie Mae Requirements and each Noteholder acknowledges such senior rights, remedies and prerogatives upon the acquisition of an interest in a Note. Notwithstanding anything to the contrary in this Indenture or any other Transaction Document, each Noteholder agrees to the following:

(1)           the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders;

(2)           Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs;

(3)           pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder; and

(4)           Holders of any Term Notes further agree that, from time to time, Fannie Mae and the Servicer have the right to agree to effect amendments to the Acknowledgment Agreement, and Fannie Mae may make changes to the Fannie Mae Guide. Such Noteholders will be deemed to have consented to the terms of any amendments, restatements, modifications or any other supplements entered into with respect to the Transaction Documents as may be necessary or advisable in the Administrator’s discretion for the terms of the Transaction Documents to conform to the terms set forth in any amendments to the Acknowledgment Agreement or changes to the Fannie Mae Guide.

(b)            As a result of the termination of the Servicer’s Servicing Rights in all or a portion of the Collateral, Issuer acknowledges that:

(1)           the Indenture Trustee, on behalf of the Noteholders, shall have rights pursuant to and in accordance with the Acknowledgment Agreement with respect to the MSRs related to the Subject Mortgages (including, (i) the ability to retain the servicing of, with the consent of Fannie Mae, the Subject Mortgages and (ii) the ability to appoint, with the consent of Fannie Mae, a Proposed New Servicer that will assume the duties rights and obligations of the Servicer with respect to the Subject Mortgages); and

(2)           notwithstanding such rights, none of the Indenture Trustee, the Administrative Agent or the Noteholders shall have any responsibility, express or implied, to protect or consider Servicer’s rights or interests in connection with any of the Indenture Trustee’s actions or inactions pursuant to the Acknowledgment Agreement, including the receipt of any amounts with respect to the Subject Mortgages following any transfer of Issuer responsibility.

(c)            Any Net Proceeds received by the Indenture Trustee shall be applied first, to satisfy any costs and expenses of the Indenture Trustee, the transferee servicer or any of their affiliates in connection with any of the transactions contemplated by any of the Transaction Documents and second, to reduce the other obligations.

(d)           The Servicer acknowledges that, notwithstanding the termination of its Servicing Rights under the Fannie Mae Lender Contract, it remains obligated in accordance with the terms hereof to the extent that any amounts payable to the Indenture Trustee, the Administrative Agent, the Noteholders or any Indemnified Party hereunder have not been paid in full.

(e)            Any provision providing for the exercise of any action or discretion by the Indenture Trustee, (i) with respect to Sections 5, 6 or 7 of the Acknowledgment Agreement as a result of a Transfer/Engagement Request or termination of Servicing Rights under the Fannie Mae Lender Contract, shall be exercised by the Indenture Trustee at the written direction of 100% of the VFN Noteholders, and (ii) with respect to any other provision of the Acknowledgment Agreement (other than Sections 5, 6 and 7 thereof), shall be exercised by the Indenture Trustee at the written direction of the Majority Noteholders of all Outstanding Notes.

Article VIII

Events of Default and Remedies

Section 8.1.           Events of Default.

“Event of Default” means, any one of the following events (whatever the reason for such Event of Default, and whether it is voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)            unless otherwise specified in any Indenture Supplement with respect to any Class, default (which default continues for a period of two (2) Business Days following written notice (which may be in electronic form) from the Indenture Trustee or the Administrative Agent), in the payment: (1) of (i) any interest or any Fees due and owing on any Payment Date, (ii) any Scheduled Principal Payment Amount due and owing on any date, or (iii) any Early Amortization Event Payment Amount due and owing on any date; or (2) in full of all accrued and unpaid interest and the outstanding Note Balance of the Notes of any Series or Class on or before the applicable Stated Maturity Date;

(b)           the occurrence of an Insolvency Event as to the Issuer, the Administrator or the Servicer;

(c)           the Issuer or the Trust Estate shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order;

(d)           PLS sells, transfers, pledges or otherwise disposes of the Owner Trust Certificate (except to a wholly-owned subsidiary of PLS) other than pursuant to the terms and provisions of the Transaction Documents, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against PLS, except with the consent of the Administrative Agent;

(e)            (i) any material provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Issuer, the Administrator, the Servicer or any of their respective Affiliates intended to be a party thereto, (ii) the validity or enforceability of any Transaction Document shall be contested by the Issuer, the Administrator, the Servicer or any of their respective Affiliates, (iii) a proceeding shall be commenced by the Issuer, the Administrator, the Servicer or any of their respective Affiliates or any governmental body having jurisdiction over the Issuer, the Administrator, the Servicer or any of their respective Affiliates, seeking to establish the invalidity or unenforceability of any Transaction Document, or (iv) the Issuer, the Administrator, the Servicer or any of their respective Affiliates shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document;

(f)            the Administrator or any Affiliate thereof has taken any action which, or failed to take any action, the omission of which could reasonably be expected to materially impair the interests of the Issuer in the Participation Certificates or the security interest or rights of the Indenture Trustee in the Trust Estate, subject only to the interests and rights of Fannie Mae; provided, however, that if the event is capable of being cured in all respects by corrective action and has not resulted in a material adverse effect on the Noteholders’ interests in the Trust Estate, such event shall not become an Event of Default unless it remains uncured for two (2) Business Days following its occurrence;

(g)            following a Payment Date on which a draw is made on a Series Reserve Account, the amount on deposit in such Series Reserve Account is not increased back to the related Series Reserve Required Amount (if applicable) within the time frame set forth in the related Indenture Supplement;

(h)            (A)  any United States federal income tax is imposed on the Issuer as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes or any U.S. withholding tax is imposed on payments to the Issuer with respect to the Participation Certificates or (B) a tax, ERISA, or other government lien, in any case, other than Permitted Liens, is imposed on the Participation Certificates or any property of the Issuer;

(i)            the occurrence of a Borrowing Base Deficiency which continues for a period of two (2) Business Days following written notice from the Indenture Trustee or the Administrative Agent;

(j)            the occurrence and continuation of an “Event of Default” (as defined in the PC Repurchase Agreement) under the PC Repurchase Agreement;

(k)            the occurrence of an “Event of Default” (as defined in the PC Repo Guaranty) under the PC Repo Guaranty;

(l)            any failure by PLS to deliver (i) any Determination Date Report pursuant to Section 3.2 or (ii) any MSR Monthly Report pursuant to Section 3.3(f), which continues unremedied for a period of five (5) Business Days after a Responsible Officer of PLS shall have obtained actual knowledge of such failure, or shall have received written or electronic notice from the Indenture Trustee or any Noteholder of such failure;

(m)          (i) (A) PLS shall fail to materially comply with the requirements of Sections 10.2(n), 10.3(a), 10.3(b), 10.3(c) or 10.3(d), or (B) PLS shall fail to provide notice of an Event of Default pursuant to the requirements set forth in Section 4.12; or (ii) the Issuer, the Servicer or the Administrator shall breach or default in the due observance or performance of any of its other covenants or agreements in this Base Indenture, any Indenture Supplement or any other Transaction Document in any material respect (subject to any cure period provided therein), and any such default shall continue for a period of five (5) Business Days after the earlier to occur of (a) actual discovery by a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable, or (b) the date on which written or electronic notice of such failure, requiring the same to be remedied, shall have been given from the Indenture Trustee or any Noteholder to a Responsible Officer of the Issuer, the Servicer or the Administrator;

(n)           (i) any representation or warranty of the Issuer, the Servicer or the Administrator made in this Base Indenture, any Indenture Supplement or any other Transaction Document in any material respect (other than under the PC Repurchase Agreement) shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, and continues uncured and unremedied for a period of ten (10) Business Days after the earlier to occur of (a) actual discovery by a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable, or (b) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Responsible Officer of the Issuer, the Servicer or the Administrator, as applicable;

(o)           (a) a final judgment or judgments for the payment of money in excess of $50,000 in the aggregate shall be rendered against the Issuer by one or more courts, administrative tribunals or other bodies having jurisdiction over them, (b) an order of any court, administrative agency, arbitrator or governmental body rendered against PLS or the Issuer, which would have a material Adverse Effect on the transactions contemplated hereunder or (c) an event has occurred which with notice or lapse of time or both would constitute such a default under clause (b) herein with respect to any such order of any court, administrative agency, arbitrator or governmental body;

(p)           following a Payment Date on which a draw is made on the Expense Reserve Account, the amount on deposit in the Expense Reserve Account is not increased back to the related Expense Reserve Required Amount prior to the next Payment Date;

(q)           the occurrence of any action by Fannie Mae pursuant to the Acknowledgment Agreement to terminate the rights of PLS as servicer;

(r)            the occurrence of a Subservicer Termination Event;

(s)            the occurrence of any other event designated as an Event of Default in the related Indenture Supplement.

Upon the occurrence of any such event none of the Administrator nor the Servicer shall be relieved from performing its obligations in a timely manner in accordance with the terms of this Base Indenture, and each of the Administrator and the Servicer shall provide the Indenture Trustee, each Note Rating Agency for each Note then Outstanding, the Disposition Manager and the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to perform its obligations. Each of the Administrator, the Servicer and the Disposition Manager shall promptly notify the Indenture Trustee in writing of any Event of Default or an event which with notice, the passage of time or both would become an Event of Default of which it has actual knowledge. For purposes of this Section 8.1, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee from the Administrative Agent and such notice references the Notes, the Trust Estate or this Base Indenture. The Indenture Trustee shall provide notice of defaults in accordance with Section 3.3(b) and Section 11.2.

Section 8.2.           Acceleration of Maturity; Rescission and Annulment.

(a)            If an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If any other Event of Default occurs and is continuing, then and in each and every such case, the Indenture Trustee, at the written direction of (i) any of the Administrative Agent, (ii) the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes (excluding any Retained Notes) or (iii) the Majority Noteholders for any Series of Variable Funding Notes Outstanding (excluding any Retained Notes), may declare the Note Balance of all the Outstanding Notes and all interest and principal accrued and unpaid (if any) thereon and all other amounts due and payable under any Transaction Document to be due and payable immediately, and upon any such declaration each Note will become and will be immediately due and payable and the Revolving Period with respect to such Series or Class shall immediately terminate, anything in this Base Indenture, the related Indenture Supplement(s) or in the Notes to the contrary notwithstanding. Such payments are subject to the allocation, deposits and payment sections of this Base Indenture and of the related Indenture Supplement(s).

(b)           At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any Series or Class and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereafter provided in this Article VIII, the Majority Noteholders of all Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)            the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest on such Notes, (B) the principal of such Notes which has become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of such Notes, to the extent that payment of such interest is lawful, (C) interest upon overdue installments of interest at the rate or rates prescribed therefore by the terms of such Notes to the extent that payment of such interest is lawful, and (D) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee or the bank serving as Indenture Trustee (in any of its capacities), their agents and counsel, all other amounts due under Section 4.5; and

(ii)           all Events of Default, other than the nonpayment of the principal of such Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 8.14.

No such rescission will affect any subsequent default or impair any right consequent thereon.

Section 8.3.           Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

The Issuer covenants that if:

(a)           the Issuer defaults in the payment of interest on any Notes when such interest becomes due and payable, which default continues for a period of two (2) Business Days following written notice from the Indenture Trustee of such default; or

(b)           the Issuer defaults in the payment of the principal of any Series or Class of Notes on the Stated Maturity Date thereof; then the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Section 4.5(a)(2) hereof and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Noteholders of any such Notes, the whole amount then due and payable on any such Notes for principal and interest, together with any Cumulative Interest Shortfall Amounts, unless otherwise specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the bank serving as Indenture Trustee (in any of its capacities), their agents and counsel and all other amounts due under Section 4.5.

If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and the Indenture Trustee may enforce the same against the Issuer or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law and this Base Indenture.

Section 8.4.           Indenture Trustee May File Proofs of Claim.

In case of the pendency of any Insolvency Event or other similar proceeding or event relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise:

(a)            to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due under Section 4.5) and of the Noteholders allowed in such judicial proceeding; and

(b)            to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities), and in the event that the Indenture Trustee consents to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities) any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities), their agents and counsel, and any other amounts due the Indenture Trustee and the bank serving as Indenture Trustee (in all its capacities) under Section 4.5.

Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 8.5.           Indenture Trustee May Enforce Claims Without Possession of Notes.

All rights of action and claims under this Base Indenture or the Notes of any Series or Class are subject to the Acknowledgment Agreement and the Fannie Mae Requirements and may be prosecuted and enforced by the Indenture Trustee, without the possession of any of the Notes of such Series or Class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee, will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Noteholders of the Notes of such Series or Class in respect of which such judgment has been recovered.

Section 8.6.           Application of Money Collected.

Any money or other property collected by the Indenture Trustee pursuant to this Article VIII will be applied in accordance with Section 4.5(a)(2), at the Final Payment Date fixed by the Indenture Trustee and, in case of the payment of such money on account of principal, interest or fees, upon presentation of the Notes of the related Series or Class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

Section 8.7.           Sale of Collateral Requires Consent of Noteholders.

Subject to the Acknowledgment Agreement and the Fannie Mae Requirements, the Indenture Trustee shall not sell Collateral or cause the Issuer to sell Collateral following any Event of Default, except with the written consent, or at the direction of, the Noteholders as set forth in Section 8.13; provided, that the Indenture Trustee shall, subject to the consent of Fannie Mae, sell Collateral or cause the Issuer to sell Collateral without prior consent of any of the Noteholders if an Event of Default under clauses (b), (c) or (q) of Section 8.1 occurs. Notwithstanding the foregoing, the consent of 100% of the Noteholders of the Outstanding Notes of each Series shall be required for any sale that does not generate sufficient proceeds to pay the Note Balance of all such Notes plus all accrued and unpaid interest and other amounts owed in respect of such Notes and the Transaction Documents. If such direction has been given by the Noteholders of the requisite percentage of all Outstanding Notes, the Indenture Trustee shall, subject to the Acknowledgment Agreement and the Fannie Mae Requirements and the terms of the Acknowledgment Agreement, cause the Issuer to sell Collateral pursuant to Section 8.15, and shall provide notice of this to each Note Rating Agency of then Outstanding Notes.

Section 8.8.       Limitation on Suits.

No Noteholder will have any right to institute any proceeding, judicial or otherwise, with respect to this Base Indenture or any Note, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:

(a)            such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Noteholder’s Notes’ Series or Class;

(b)           the Noteholders of more than 50% of the Note Balance of the Outstanding Notes of each Series, measured by Voting Interests, have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;

(c)            such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and

(d)           the Indenture Trustee, for sixty (60) days after the Indenture Trustee has received such notice, request and offer of indemnity, has failed to institute any such proceeding; it being understood and intended that no one or more Noteholders of Notes of such Series or Class will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Base Indenture or any Note to affect, disturb or prejudice the rights of any other Noteholders of Notes, or to obtain or to seek to obtain priority or preference over any other such Noteholders or to enforce any right under this Base Indenture or any Note, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders of all Notes.

The rights set out in this Section 8.8 are further subject to Section 7.4(a).

Section 8.9.       Limited Recourse.

Notwithstanding any other terms of this Base Indenture, the Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Notes, this Base Indenture and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Base Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. Subject to the foregoing and to the terms of the applicable Indenture Supplement, each Noteholder will, however, have the absolute and unconditional right to receive payment of all amounts due with respect to the Notes pursuant and respect to the terms of the Indenture, which right shall not be impaired without the consent of each Noteholder and to initiate suit for the enforcement of any such payment, which right shall not be impaired without the consent of such Noteholder. No recourse shall be had for the payment of any amount owing in respect of the Notes or this Base Indenture or for any action or inaction of the Issuer against any officer, director, employee, equity holder or organizer of the Issuer or any of their successors or assigns for any amounts payable under the Notes or this Base Indenture. It is understood that the foregoing provisions of this Section 8.9 shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) prevent recourse to the Guarantor under the PC Repo Guaranty or (iii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Base Indenture. It is further understood that the foregoing provisions of this Section 8.9 shall not limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Base Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Section 8.10.       Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Base Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

Section 8.11.       Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 8.12.       Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 8.13.       Control by Noteholders.

Either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to such Notes; provided that:

(a)            the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may violate applicable law or would conflict with this Base Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would have a substantial likelihood of involving it in personal liability or be unjustly prejudicial to the Noteholders not taking part in such direction, unless the Indenture Trustee has received indemnity satisfactory to it from the Noteholders;

(b)           the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction; and

(c)            to the extent there are conflicting directions between 100% of the VFN Noteholders and the Majority Noteholders, the Indenture Trustee will take its direction from 100% of the VFN Noteholders (excluding any Retained Notes).

The rights of the Noteholders set out in this Section 8.13 are further subject to Section 7.4(a).

Section 8.14.       Waiver of Past Defaults.

Together, the Majority Noteholders of all Outstanding Notes that are not Variable Funding Notes, the Majority Noteholders for any Series of Variable Funding Notes Outstanding and the Administrative Agent may on behalf of the Noteholders of all such Notes waive any past default hereunder and its consequences, except a default not theretofore cured:

(a)            in the payment of the principal of or interest on any Note, or

(b)           in respect of a covenant or provision hereof which under Article XII cannot be modified or amended without the consent of the Noteholder of each Outstanding Note.

Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Base Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 8.15.       Sale of Trust Estate.

(a)           The power to effect any Sale of any portion of the Trust Estate shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Base Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

(b)           Unless the Majority Noteholders of all Outstanding Series have otherwise provided its written consent to the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than all amounts due to the Indenture Trustee hereunder and the entire amount which would be payable to the Noteholders in full payment thereof in accordance with Section 8.6, on the Payment Date next succeeding the date of such sale, has not been received, the Indenture Trustee shall prevent such sale by bidding an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.

(c)            In connection with a Sale of all or any portion of the Trust Estate:

(i)             any of the Noteholders may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability;

(ii)            the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof;

(iii)           the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv)          the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(v)           no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(d)           Notwithstanding anything to the contrary in this Base Indenture, and subject to the Acknowledgment Agreement and the Fannie Mae Requirements, if an Event of Default has occurred and is continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, any proceeds received by the Indenture Trustee with respect to a foreclosure, sale or other realization resulting from a transfer of the assets of the Trust Estate shall be allocated in accordance with Section 4.5(a)(2) hereof. The amount, if any, so allocated to the Issuer shall be paid by the Indenture Trustee to or to the order of the Issuer free and clear of the Adverse Claim of this Base Indenture and the Noteholders shall have no claim or rights to the amount so allocated.

Section 8.16.       Undertaking for Costs.

All parties to this Base Indenture agree, and each Noteholder by its acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Base Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 25% of the Note Balance of the Outstanding Notes of each Series (measured by Voting Interests) to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Stated Maturity Date expressed in such Note.

Section 8.17.       Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Base Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 8.18.       Notice of Waivers.

Promptly (and in no event later than two (2) Business Days following the occurrence thereof), after any waiver of an Event of Default pursuant to Section 4.12, or any rescission or annulment of a declaration of acceleration pursuant to Section 8.2(b), or any waiver of past default pursuant to Section 8.14, the Issuer will notify all related Note Rating Agencies and the Disposition Manager in writing.

Article IX

The Issuer

Section 9.1.       Representations and Warranties of Issuer.

The Issuer hereby makes the following representations and warranties for the benefit of the Servicer, the Indenture Trustee, the Disposition Manager and the Noteholders. The representations shall be made as of the execution and delivery of this Base Indenture and of each Indenture Supplement, and as of each Funding Date and as of each date of Grant and shall survive the Grant of a Security Interest in the Participation Certificates to the Indenture Trustee.

(a)            Organization and Good Standing. The Issuer is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. The Issuer has appointed the Administrator as the Issuer’s agent where notices and demands to or upon the Issuer in respect of the Notes of this Base Indenture may be served.

(b)           Power and Authority. The Issuer has and will continue to have the power and authority to execute and deliver this Base Indenture and the other Transaction Documents to which it is or will be a party, and to carry out their respective terms; the Issuer had and has had at all relevant times and now has full power, authority and legal right to acquire, own, hold and Grant a Security Interest in the Trust Estate and has duly authorized such Grant to the Indenture Trustee by all necessary action; and the execution, delivery and performance by the Issuer of this Base Indenture and each of the other Transaction Documents to which it is a party has been duly authorized by all necessary action of the Issuer.

(c)            Valid Transfers; Binding Obligations. This Base Indenture creates a valid Grant of a Security Interest in the Participation Certificates which has been validly perfected and is a first priority Security Interest under the UCC, and in such other portion of the Collateral as to which a Security Interest may be granted under the UCC, which security interest is enforceable against creditors of and purchasers from the Issuer, subject to applicable law. Each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(d)           No Violation. The execution and delivery by the Issuer of this Base Indenture and each other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Base Indenture and the other Transaction Documents and the fulfillment of the terms of this Base Indenture and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the Organizational Documents of the Issuer or any indenture, agreement or other material instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Base Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Adverse Claim or violation could reasonably be expected to have a material Adverse Effect.

(e)            No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer’s knowledge, threatened, against or affecting the Issuer: (i) asserting the invalidity of this Base Indenture, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Base Indenture, or any of the other Transaction Documents, (iii) seeking any determination or ruling which could reasonably be expected to have a material Adverse Effect or could reasonably be expected to materially and adversely affect the condition (financial or otherwise), business or operations of the Issuer, or (iv) relating to the Issuer and which could reasonably be expected to adversely affect the United States federal income tax attributes of the Notes.

(f)            No Subsidiaries. The Issuer has no subsidiaries.

(g)           All Tax Returns True, Correct and Timely Filed. All tax returns required to be filed by the Issuer in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Issuer or upon any of its properties, and all income of franchises, shown to be due and payable on such returns have been paid except for any such taxes, assessments, fees and charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer had established adequate reserves in accordance with GAAP. All such tax returns were true and correct in all material respects and the Issuer knows of no proposed additional tax assessment against it that could reasonably be expected to have a material adverse effect upon the ability of the Issuer to perform its obligations hereunder nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with GAAP.

(h)           No Restriction on Issuer Affecting its Business. The Issuer is not a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business, and the Issuer has not agreed or consented to cause any of its assets or properties to become subject to any Adverse Claim other than the Security Interest or any Permitted Liens.

(i)            Title to Participation Certificates. As represented by PLS in the PC Repurchase Agreement, immediately prior to the Grant thereof to the Indenture Trustee as contemplated by this Base Indenture, subject to the Acknowledgment Agreement and the Fannie Mae Requirements with respect thereto, the Issuer had good and marketable title to each Participation Certificate, free and clear of all Adverse Claims other than any Permitted Liens and rights of others.

(j)             Perfection of Security Interest. All filings and recordings that are necessary to perfect the interest of the Issuer in the Participation Certificates and such other portion of the Trust Estate as to which a sale or security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the Security Interest of the Indenture Trustee in such Participation Certificates and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect, and all such filings and recordings against the Issuer include the legends set forth as clauses (i) through (iii) of the fourth full paragraph of the Granting Clause. Subject to the rights of Fannie Mae with respect thereto, other than the Security Interest granted to the Indenture Trustee pursuant to this Base Indenture, the Issuer has not pledged, assigned, sold, granted a Security Interest in, or otherwise conveyed any of the Participation Certificates or any other Collateral. The Issuer has not authorized the filing of and is not aware of any financing statement filed against the Issuer that includes a description of collateral covering the Participation Certificates other than (1) any financing statement related to the Security Interest granted to the Indenture Trustee hereunder or (2) that has been terminated.

(k)            Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized and, when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Base Indenture and delivered to and paid for by each purchaser as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.

(l)             Location of Chief Executive Office and Records. The chief executive office of the Issuer and the office where Issuer maintains copies of its corporate records, is located at the offices of the Administrator at 3043 Townsgate Road, Westlake Village, CA, 91361; provided that, at any time after the Closing Date, upon thirty (30) days’ prior written notice to the Indenture Trustee and the Noteholders, the Issuer may relocate its jurisdiction of formation, and/or its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location or jurisdiction, as the case may be, within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to further perfect or evidence the rights, claims or security interests of the Indenture Trustee and the Noteholders under any of the Transaction Documents.

(m)           Solvency. The Issuer: (i) is not “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The Issuer is not Granting the Trust Estate to the Indenture Trustee with the intent to defraud, delay or hinder any of its creditors.

(n)           Separate Identity. The Issuer is operated as an entity separate from the Servicer and the Administrator. The Issuer has complied with all covenants set forth in its Organizational Documents.

(o)           Name. The legal name of the Issuer is as set forth in this Base Indenture and the Issuer does not use and has not used any other trade names, fictitious names, assumed names or “doing business as” names.

(p)           Governmental Authorization. Other than the filing of the financing statements (or financing statement amendments) required hereunder or under any other Transaction Document, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution and delivery by Issuer of this Base Indenture and each other Transaction Document to which it is a party and (ii) the performance of its obligations hereunder and thereunder.

(q)           Accuracy of Information. All information heretofore furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders for purposes of or in connection with this Base Indenture, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders will be, true and accurate in every material respect on the date such information is stated or certified.

(r)            Use of Proceeds. No proceeds of any issuance of Notes or funding under a VFN hereunder will be used for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

(s)            Investment Company. The Issuer is not required to be registered as an “investment company” within the meaning of the Investment Company Act, or any successor statute.

(t)            Compliance with Law. The Issuer has complied in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

(u)           Investments. The Issuer does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of indebtedness of any Person.

(v)           Transaction Documents. The PC Repurchase Agreement is the only agreement pursuant to which the Issuer directly or indirectly purchases and receives contributions of Participation Certificates from PLS and the PC Repurchase Agreement represents the only agreement between PLS and the Issuer relating to the transfer of the Participation Certificates from PLS to the Issuer.

(w)           Limited Business. Since its formation, the Issuer has conducted no business other than entering into and performing its obligations under the Transaction Documents to which it is a party, and such other activities as are incidental to the foregoing. The Transaction Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted thereby, are the only agreements to which the Issuer is a party.

Section 9.2.       Liability of Issuer; Indemnities.

(a)            Obligations. The Issuer shall be liable in accordance with this Base Indenture only to the extent of the obligations in this Base Indenture specifically undertaken by the Issuer in such capacity under this Base Indenture and shall have no other obligations or liabilities hereunder. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee (in all its capacities), the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Disposition Manager, the Noteholders (as applicable, with respect to the related Series of Notes) and the Trust Estate (each an “Issuer Indemnified Party”) from and against any taxes that may at any time be asserted against the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Disposition Manager or the Trust Estate with respect to the transactions contemplated in this Base Indenture or any of the other Transaction Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Participation Certificates to the Trust Estate, the issuance and original sale of the Notes of any Class, or asserted with respect to ownership of the Participation Certificates, or federal, state or local income or franchise taxes or any other tax, or other income taxes arising out of payments on the Notes of any Class, or any interest or penalties with respect thereto or arising from a failure to comply therewith) and costs and expenses in defending against the same and in connection with the Issuer Indemnified Parties’ enforcement of any rights hereunder or under any Transaction Document, except that in no event shall the Issuer be required to indemnify any Issuer Indemnified Party if the indemnification obligation under this Section 9.2(a) to such Issuer Indemnified Party is the result of a violation of law, gross negligence or willful misconduct by such Issuer Indemnified Party.

(b)           Notification and Defense. Promptly after any Issuer Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Issuer under this Section 9.2, the Issuer Indemnified Party shall notify the Issuer and the Administrator in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise, except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Issuer Indemnified Party, and, after notice from the Issuer to such Issuer Indemnified Party that the Issuer wishes to assume the defense of any such action, the Issuer will not be liable to such Issuer Indemnified Party under this Section 9.2 for any legal or other expenses subsequently incurred by such Issuer Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Issuer Indemnified Party and the Issuer, and the Issuer Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Issuer Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Issuer Indemnified Party, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Issuer Indemnified Party to represent the Issuer Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Issuer has authorized the employment of counsel for the Issuer Indemnified Party at the expense of the Issuer; then, in any such event, such Issuer Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Issuer; provided, however, that the Issuer shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Issuer Indemnified Parties. Each Issuer Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of any Issuer Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Issuer Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Issuer Indemnified Party, unless such settlement includes an unconditional release of such Issuer Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

(c)            Expenses. Indemnification under this Section shall include, without limitation, reasonable and customary out-of-pocket fees and expenses of counsel and expenses of litigation. If the Issuer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Issuer, without interest.

(d)           Survival. The provisions of this Section 9.2 shall survive the termination of this Base Indenture.

Section 9.3.       Merger or Consolidation, or Assumption of the Obligations, of the Issuer.

Any Person (a) into which the Issuer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Issuer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Base Indenture, shall be the successor to the Issuer under this Base Indenture without the execution or filing of any document or any further act on the part of any of the parties to this Base Indenture, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer under the Transaction Documents, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of the Issuer, the Noteholders or the Indenture Trustee under any of the Transaction Documents. The Issuer (i) shall provide notice of any merger, consolidation or succession pursuant to this Section 9.3 to each Note Rating Agency that has rated any then-Outstanding Notes, the Indenture Trustee and the Noteholders, (ii) for so long as the Notes are Outstanding, (1) shall receive from each Note Rating Agency rating Outstanding Notes a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then current ratings assigned by such Note Rating Agency to any Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide notice of such new merger, consolidation or succession to the related Note Rating Agency and (b) each Administrative Agent shall have provided its prior written consent to such merger, consolidation or succession; provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or succession will not have a material Adverse Effect on the Outstanding Notes, (iii) shall obtain an Opinion of Counsel addressed to the Indenture Trustee and reasonably satisfactory to the Indenture Trustee, that such merger, consolidation or succession complies with the terms hereof and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Base Indenture with respect to corporate matters, enforceability of Transaction Documents against the Issuer, and the grant by the Issuer of a valid security interest in the Participation Certificates to the Indenture Trustee and the perfection of such security interest and related matters, (iv) shall receive from the Majority Noteholders of all Outstanding Notes their prior written consent to such merger, consolidation or succession, absent which consent, which may not be unreasonably withheld or delayed, the Issuer shall not become a party to such merger, consolidation or succession and (v) shall obtain an Issuer Tax Opinion.

Section 9.4.       Issuer May Not Own Notes.

The Issuer may not become the owner or pledgee of one or more of the Notes (other than any Retained Note). Any Person Controlling, Controlled by or under common Control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not an Affiliate of the Issuer, except as otherwise specifically provided in the definition of the term “Noteholder.” The Notes so owned by or pledged to such Controlling, Controlled or commonly Controlled Person shall have an equal and proportionate benefit under the provisions of this Base Indenture, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, rights to vote, consent or give directions to the Indenture Trustee as a Noteholder.

Section 9.5.       Covenants of Issuer.

(a)            Organizational Documents; Unanimous Consent. The Issuer hereby covenants that its Organizational Documents provide that they may not be amended or modified without (i) notice to the Indenture Trustee and each Note Rating Agency that is at that time rating any Outstanding Notes, and (ii) the prior written consent of the Administrative Agent, unless and until this Base Indenture shall have been satisfied, discharged and terminated. The Issuer will at all times comply with the terms of its Organizational Documents. In addition, notwithstanding any other provision of this Section 9.5 and any provision of law, the Issuer shall not take any action described in Section 4.1 of the Issuer’s Organizational Documents or do any of the following unless the Owners (as such term is defined in the Issuer’s Organizational Documents), the Administrative Agent and the applicable Majority Noteholders as set forth in the Transaction Documents consent to such action: (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking, or consent to, reorganization or relief under any applicable federal, state or foreign law relating to bankruptcy or similar matters, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above; or (1) merge or consolidate with or into any other person or entity or sell or lease its property or all or substantially all of its assets to any person or entity; or (2) modify any provision of its Organizational Documents.

(b)           Preservation of Existence. The Issuer hereby covenants to do or cause to be done all things necessary on its part to preserve and keep in full force and effect its rights and franchises as a statutory trust under the laws of the State of Delaware, and to maintain each of its licenses, approvals, permits, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material Adverse Effect.

(c)            Compliance with Laws. The Issuer hereby covenants to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have a material Adverse Effect or a material adverse effect on the business, financial condition or results of operations of the Issuer.

(d)           Payment of Taxes. The Issuer hereby covenants to pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.

(e)            Investments. The Issuer hereby covenants that it will not, without the prior written consent of the Majority Noteholders of all Outstanding Notes, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than Permitted Investments as provided hereunder and the Participation Certificates acquired under the PC Repurchase Agreement.

(f)            Keeping Records and Books of Account. The Issuer hereby covenants and agrees to maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Participation Certificates in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Participation Certificates (including records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under, each Participation Certificate). The Administrator shall ensure compliance with this Section 9.5(f).

(g)           Employee Benefit Plans. The Issuer hereby covenants and agrees to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each “employee benefit plan” as defined in Section 3(3) of ERISA.

(h)           No Release. The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s covenants or obligations under any Transaction Document, Fannie Mae Lender Contract or other document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.

(i)             Separate Identity. The Issuer acknowledges that the Secured Parties are entering into the transactions contemplated by this Base Indenture in reliance upon the Issuer’s identity as a legal entity that is separate from the Administrator or the Servicer (each, a “Facility Entity”). Therefore, from and after the date of execution and delivery of this Base Indenture, the Issuer shall take all reasonable steps to maintain the Issuer’s identity as a separate legal entity and to make it manifest to third parties that the Issuer is an entity with assets and liabilities distinct from those of each Facility Entity and not a division of a Facility Entity.

(j)             Compliance with and Enforcement of Transaction Documents. The Issuer hereby covenants and agrees to comply in all respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Indenture Trustee, and/or the Majority Noteholders of all Outstanding Notes, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Indenture Trustee.

(k)           No Sales, Liens, etc. Against Participation Certificates and Trust Property. The Issuer hereby covenants and agrees, except for releases specifically permitted hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim (other than the Security Interest created hereby or any Permitted Liens) upon or with respect to, any Participation Certificate or Trust Property, or any interest in either thereof, or upon or with respect to any Trust Account, or assign any right to receive income in respect thereof. The Issuer shall promptly, but in no event later than two (2) Business Days after a Responsible Officer has obtained actual knowledge thereof, notify the Indenture Trustee of the existence of any Adverse Claim on any Participation Certificate or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Indenture Trustee in, to and under the Participation Certificates and Trust Estate, against all claims of third parties.

(l)            No Change in Business. The Issuer covenants that it shall not make any change in the character of its business.

(m)          No Change in Name, etc.; Preservation of Security Interests. The Issuer covenants that it shall not make any change to its company name, or use any trade names, fictitious names, assumed names or “doing business as” names. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Participation Certificates and such other portion of the Trust Estate as to which a sale or Security Interest may be perfected by filing under the UCC, and the Security Interest of the Indenture Trustee in all of the Participation Certificates and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, are fully protected.

(n)           No Institution of Insolvency Proceedings. The Issuer covenants that it shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any Affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.

(o)           Money for Note Payments To Be Held in Trust. The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(i)             hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)            give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment; and

(iii)           at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Base Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(p)           Protection of Trust Estate. The Issuer shall from time to time execute and deliver to the Indenture Trustee and the Administrative Agent all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:

(i)             Grant more effectively all or any portion of the Trust Estate;

(ii)            maintain or preserve the Security Interest or carry out more effectively the purposes hereof;

(iii)           perfect, publish notice of, or protect the validity of any Grant made or to be made by this Base Indenture;

(iv)          enforce any of the Participation Certificates or, where appropriate, any Security Interest in the Trust Estate and the proceeds thereof;

(v)           promptly to amend, or to cause to be amended, as necessary, any filings or recordings against the Issuer relating to the Grant necessary to conform to the requirements of Fannie Mae, including any legend required by Fannie Mae to be included in such filings or recordings; or

(vi)          preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders therein against the claims of all persons and parties.

(q)           Investment Company Act. The Issuer shall conduct its operations in a manner which shall not subject it to registration as an “investment company” under the Investment Company Act.

(r)            Payment of Review and Renewal Fees. The Issuer shall pay or cause to be paid to each Note Rating Agency that has rated Outstanding Notes, the annual rating review and renewal fee in respect of such Notes, if any.

(s)            No Subsidiaries. The Issuer shall not form or hold interests in any subsidiaries.

(t)            No Indebtedness. The Issuer shall not incur any indebtedness other than the Notes, and shall not guarantee any other Person’s indebtedness or incur any capital expenditures.

(u)           Cooperation with Effectuating a Release. If any filing or recordings against the Issuer have been made relating to the Grant, within five (5) Business Days after the earliest of any of the following dates or events that occur: (i) the effective date of any transfer of Issuer responsibility pursuant to the Acknowledgment Agreement; (ii) the date on which the Secured Party receives notice from Fannie Mae of any termination of Secured Party’s or Servicer’s rights under the Acknowledgment Agreement, or otherwise; or (iii) the date on which Secured Party receives notice of the termination by Fannie Mae of Servicer’s redemption, equitable, legal or other right, title or interest in the Subject Mortgages, then the Issuer shall, or shall cause to be filed for recording, in the appropriate recording office, a fully and complete release of such security interest, and of any other right, title or interest of Secured Party in the Subject Mortgages, and shall deliver to Fannie Mae written confirmation of such filing. Notwithstanding the foregoing, if the Issuer believes the Secured Party’s Security Interest is being challenged or is likely to be challenged by anyone other than Fannie Mae, then the Issuer may request that Fannie Mae agree to a deferral of the filings required by this subsection, which deferral shall be granted at the sole discretion of Fannie Mae.

(v)           Issuer Tax Opinion. No undertaking that would cause a Retained Note to become issued and outstanding for United States federal income tax purposes will be permitted without the delivery of an Issuer Tax Opinion.

(w)           Delivery of the Asset File. The Issuer shall deliver the items set forth in Section 2.2(a) to the Indenture Trustee within two (2) Business Days of the execution and delivery of this Base Indenture.

Article X

The Administrator and Servicer

Section 10.1.       Representations and Warranties of PLS, as Administrator and as Servicer.

PLS, as Administrator and as Servicer, hereby makes the following representations and warranties for the benefit of the Indenture Trustee, as of the Closing Date, and as of the date of each Grant of Participation Certificates to the Indenture Trustee pursuant to this Base Indenture.

(a)            Organization and Good Standing. PLS is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. PLS, as Servicer, is duly qualified to do business and is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the failure so to qualify, or to obtain such licenses or approvals, would have a material Adverse Effect.

(b)           Power and Authority; Binding Obligation. PLS has the power and authority to make, execute, deliver and perform its obligations under this Base Indenture and any related Indenture Supplement and each other Transaction Document to which it is a party and all of the transactions contemplated hereunder and thereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party; this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of PLS, enforceable against PLS in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws.

(c)           No Violation. The execution and delivery of this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party by PLS and its performance of its obligations under this Base Indenture and each Indenture Supplement and each other Transaction Document to which it is a party will not (i) violate PLS’s certificate of formation, operating agreement or other organizational documents or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which PLS is a party or which may be applicable to PLS or any of its assets, or any and all instruments, agreements, invoices or other writings which give rise to or otherwise evidence any of the MSRs, or (iii) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to PLS or its properties except, with respect to clauses (ii) and (iii), for such defaults, breaches or violations that would not reasonably be expected to have a material Adverse Effect.

(d)           No Proceedings. No proceedings, investigations or litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of PLS is threatened against PLS, nor is there any such proceeding, investigation or litigation currently pending, nor, to the knowledge of PLS, is any such proceeding, investigation or litigation threatened against PLS with respect to this Base Indenture, any Indenture Supplement or any other Transaction Document or the transactions contemplated hereby or thereby that could reasonably be expected to have a material Adverse Effect.

(e)           No Consents Required; Fannie Mae Approvals. Except with respect to the Acknowledgment Agreement, no authorization, consent, approval, or other action by, and no notice to or filing with, any court, governmental authority or regulatory body or other Person domestic or foreign, including HUD or Fannie Mae, is required for the execution, delivery and performance by PLS of or compliance by PLS with this Base Indenture, any Indenture Supplement or the consummation of the transactions contemplated by this Base Indenture, any Indenture Supplement except for (i) consents, approvals, authorizations and orders which have obtained in connection with transactions contemplated by the Transaction Documents (including the Acknowledgment Agreement), (ii) filings to perfect the security interest created by this Base Indenture, and (iii) authorizations, consents, approvals, filings, notices, or other actions the failure to obtain such consents, approvals, authorizations and orders would not reasonably be expected to have a material Adverse Effect.

(f)            Information. No written statement, report or other document furnished or to be furnished pursuant to this Base Indenture or any other Transaction Document to which it is a party by PLS contains or will contain any statement that is or will be inaccurate or misleading in any material respect.

(g)           Default. The Administrator is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator or the Servicer to perform its duties under this Base Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.

(h)           Foreign Corrupt Practices Act. To the extent applicable, neither PLS nor any subsidiary thereof (collectively, the “FCPA Entities” and individually a “FCPA Entity”), or any employees, directors, or officers of any FCPA Entity, or to the knowledge of any FCPA Entity, any of its agents or representatives or any subsidiary of any FCPA Entity, is aware of, has taken, or will take any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and PLS and its subsidiaries and Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure continued compliance therewith.

(i)             Anti-Money Laundering. The operations of PLS are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which PLS is subject and the rules and regulations thereunder, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) (collectively, the “U.S. Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving PLS with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of PLS, threatened.

(j)             Sanctions. Neither PLS nor its Subsidiaries, nor, to its knowledge, any of its or its Subsidiaries’ directors, officers, agents, Subsidiaries or employees, is a Person that is, or is owned or controlled by Persons that are (1) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; including the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria.

(k)            No Adverse Actions. PLS has not received a notice from Fannie Mae indicating any adverse fact or circumstance in respect of PLS which adverse fact or circumstance may reasonably be expected to entitle Fannie Mae to terminate PLS with cause or with respect to which such adverse fact or circumstance has caused Fannie Mae to threaten to terminate, or consider the termination of, PLS in such notice.

(l)             Fannie Mae Set Off Rights. PLS has no actual notice, including any notice received from Fannie Mae, or any reason to believe, that, other than in the normal course of PLS’s business, any circumstances exist that would result in PLS being liable to Fannie Mae for any amount due by reason of: (i) any breach of its obligations to Fannie Mae under the Fannie Mae Lender Contract or any other similar contracts relating to any of the Portfolio Mortgage Loans, (ii) any unperformed obligation with respect to any of the Portfolio Mortgage Loans, and (iii) any other unmet obligations to Fannie Mae under the Fannie Mae Lender Contract or any other similar contracts relating to the Portfolio Mortgage Loans.

(m)           Fannie Mae. PLS is a seller/servicer approved by Fannie Mae and a lender approved by HUD. PLS is in good standing to service mortgages for Fannie Mae and HUD, as applicable. PLS has not been suspended as a seller/servicer by Fannie Mae or HUD on and after the date on which PLS first obtained such approval from Fannie Mae or HUD, as applicable. PLS is not under review or investigation outside of due course and does not have knowledge of imminent or future investigation outside of due course, by Fannie Mae or HUD on and after the date on which PLS became a Fannie Mae or HUD approved seller/servicer or lender, as the context may require. The requirements of this Section 10.1(m) shall only be applicable to PLS with respect to HUD if and to the extent that any FHA Loans, USDA Loans or VA Loans are Subject Mortgages.

(n)           Fannie Mae Remittance and Reporting. With respect to each Portfolio Mortgage Loan, PLS has remitted to Fannie Mae and applicable investors in the securities representing interests in the Portfolio Mortgage Loans and all other applicable Persons (i) all principal and interest payments received to which an investor or such other Person is entitled under the Fannie Mae Lender Contract, including any guaranty fees, and (ii) all advances of principal and interest required by such Fannie Mae Lender Contract. In accordance with the Fannie Mae Lender Contract, PLS has prepared and submitted all reports in connection with such payments required by the Fannie Mae Lender Contract.

Section 10.2.       Covenants of PLS, as Administrator and as Servicer.

(a)            Amendments to PC Documents. The Servicer hereby covenants and agrees not to amend any PC Documents without the prior written consent of the Majority Noteholders of all Outstanding Notes, except for the following purposes and with (i) the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee and the Administrative Agent, (ii) upon delivery of an Issuer Tax Opinion (unless such Issuer Tax Opinion is waived by either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes) and (iii) except in connection with an amendment described in subsection (C) below with respect to compliance with the Acknowledgment Agreement, upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect on the Noteholders of the Notes at any time in the future:

(A)           to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer in the PC Documents;

(B)           to add to the covenants of the Issuer, or to surrender any right or power under the PC Documents conferred upon the Issuer, for the benefit of the Noteholders;

(C)           to cure any ambiguity, to correct or supplement any provision under the PC Documents which may be inconsistent with any other provision therein or in the Acknowledgment Agreement or any amendment to the Acknowledgment Agreement, or to make any other provisions with respect to matters or questions arising under the PC Repurchase Agreement;

(D)           to prevent the Issuer from being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes;

(E)           determined by the Administrator to be reasonably necessary to maintain the rating currently assigned by the applicable Note Rating Agency and/or to avoid such Class of Notes being placed on negative watch by such Note Rating Agency; or

(F)           as otherwise provided in the related PC Documents.

(b)           Maintenance of Security Interest. The Administrator shall from time to time, at its own expense, file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the Security Interest of the Indenture Trustee (on behalf of itself and the Noteholders) in all of the Participation Certificates and the other Collateral is fully protected in accordance with the UCC and that the Security Interest of the Indenture Trustee in the Participation Certificates and the rest of the Trust Estate remains perfected and of first priority. The Administrator shall take all steps necessary to ensure compliance with Section 9.5(m).

(c)            Regulatory Reporting Compliance. The Servicer shall, on or before the last Business Day of the fifth (5th) month following the end of each of the Servicer’s fiscal years (December 31), beginning with the fiscal year ending in 2021, deliver to the Indenture Trustee and the Interested Noteholders, as applicable, a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers or an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB, or similar review conducted on the Servicer by its accountants, and such other reports as the Servicer may prepare relating to its servicing functions as the Servicer.

(d)           Compliance with PC Documents. The Servicer shall not fail to comply with any obligation as the servicer under each of the PC Documents, if such failure would have a material Adverse Effect. The Servicer shall immediately notify the Indenture Trustee, the Disposition Manager and the Administrative Agent of its receipt of a notice of termination under the Fannie Mae Lender Contract. The Indenture Trustee shall make any such notification available to each Noteholder.

(e)            Compliance with Obligations. PLS shall comply with all of its other obligations and duties set forth in this Base Indenture and any other Transaction Document. The Administrator shall not permit the Issuer to engage in activities that could violate its covenants in this Base Indenture.

(f)            No Transfer of Servicing. With respect to the Subject Mortgages, Servicer shall not voluntarily transfer servicing under the Fannie Mae Lender Contract, except with prior written consent of the Administrative Agent, in its sole discretion.

(g)            Notice of Servicer Termination Event. The Servicer shall provide written notice to the Indenture Trustee, the Disposition Manager and each VFN Noteholder of any Servicer Termination Event, within one (1) Business Day of receipt by the Servicer of notice of such Servicer Termination Event.

(h)            Administrator Instructions and Functions Performed by Issuer. The Administrator shall perform the administrative or ministerial functions specifically required of the Issuer pursuant to this Base Indenture and any other Transaction Document.

(i)            Adherence to Servicing Standards. Unless otherwise consented to by the Administrative Agent and the Administrator (the following collectively, the “Servicing Standards”):

(i)            the Servicer shall cooperate with the Indenture Trustee acting as Calculation Agent in its duties set forth in the Transaction Documents;

(ii)            the Servicer shall cooperate with the MSR Valuation Agent and the Disposition Manager with respect to its duties set forth in the Transaction Documents; and

(iii)            the Servicer shall service all Portfolio Mortgage Loans without regard to ownership by PLS or its Affiliates of such Portfolio Mortgage Loans.

(j)            Performance and Compliance with the Fannie Mae Lender Contract. PLS will comply with all terms, provisions, covenants and other promises required to be observed by it under the Fannie Mae Lender Contract and the Transaction Documents to which it is a party, maintain the Transaction Documents to which it is a party in full force and effect in all material respects.

(k)            Due Diligence. PLS acknowledges that the Indenture Trustee or the Administrative Agent, at PLS’s expense, has the right to perform and/or appoint a third party to perform, continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties, and specifications made hereunder and under the other Transaction Documents, or otherwise. PLS agrees that the Indenture Trustee or the Administrative Agent and their Authorized Representatives will be permitted during normal business hours, upon not less than three (3) Business Days advance written notice, to examine, inspect, make copies of, and make extracts of, any and all documents, records, agreements (including any subservicing contracts), instruments or information relating to the Collateral or Fannie Mae in the possession of PLS; provided, however, that the foregoing shall not apply with respect to any information that PLS is required by Fannie Mae to keep confidential. Notwithstanding anything to the contrary herein, PLS shall reimburse the Indenture Trustee and the Administrative Agent for any and all reasonable and out-of-pocket costs and expenses reasonably incurred by the such party and its respective designees and appointees in connection with the ongoing due diligence and auditing activities; provided, that PLS shall not be required to permit more than one due diligence trip or audit during any twelve month period unless an Event of Default is continuing.

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(l)             Changes in the Fannie Mae Lender Contract. PLS shall provide written notice to the Indenture Trustee and the Administrative Agent of any changes in the Fannie Mae Lender Contract that may materially affect the Collateral within three (3) Business Days after PLS receives notice thereof.

(m)            Fannie Mae Approval. PLS shall at all times maintain copies of relevant portions of all final written HUD and Fannie Mae audits, examinations, evaluations, monitoring reviews and reports of its origination and servicing and subservicing operations (including those prepared on a contract basis for any such agency) in which there are material adverse findings, including notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, and all necessary approvals from each of HUD and Fannie Mae. PLS shall not take any action, or fail to take any action, that would permit HUD or Fannie Mae to terminate or threaten to terminate its right to issue MBS or service loans for HUD or Fannie Mae with cause. The requirements of this Section 10.2(m) shall only be applicable to PLS with respect to HUD if and to the extent that any FHA Loans, USDA Loans or VA Loans are Subject Mortgages.

(n)            Quality Control. PLS shall conduct quality control reviews of its servicing operations in accordance with industry standards and Fannie Mae Requirements. Upon the reasonable request of the Indenture Trustee or the Administrative Agent, PLS shall report its quality control findings as such final reports are produced, excluding internal audit reports or information subject to the attorney-client work product or attorney-client privilege or other applicable privilege.

(o)            Special Affirmative Covenants Concerning Collateral.

(i)            Subject to the Acknowledgment Agreement and the Fannie Mae Requirements, PLS warrants and shall defend the right, title and interest of the Indenture Trustee, on behalf of the Noteholders, in and to the Collateral to the Indenture Trustee against the claims and demands of all Persons whomsoever.

(ii)            PLS shall preserve the security interests granted hereunder and upon request by the Indenture Trustee or the Administrative Agent undertake all actions which are necessary or appropriate, in the reasonable judgment of the Indenture Trustee or the Administrative Agent, as applicable, to (x) maintain the security interest of the Indenture Trustee on behalf of the Noteholders (including the priority thereof) in the Collateral in full force and effect at all times prior to the satisfaction of all obligations under this Base Indenture and the release of the Noteholders’ lien in accordance with the terms and provisions of this Base Indenture, and (y) preserve and protect the Collateral and protect and enforce the rights of the Indenture Trustee to the Collateral, including the making or delivery of all filings and recordings (of financing or continuation statements), or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, cause to be marked conspicuously its master data processing records with a legend, acceptable to the Indenture Trustee, evidencing that such security interest has been granted in accordance with this Base Indenture.

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(iii)            PLS shall diligently fulfill its duties and obligations under the Fannie Mae Lender Contract in all material respects and shall not default in any material respect under any of the Fannie Mae Lender Contract or the Acknowledgment Agreement.

(p)            Maintenance of Property; Insurance. PLS shall keep all property useful and necessary in its business in good working order and condition except to the extent that the failure to do so could not reasonably be expected to result in a material Adverse Effect. PLS shall maintain a fidelity bond and be covered by insurance of the kinds and in the amounts customarily maintained by such similarly situated entities in the same jurisdiction and industry as PLS, in amounts acceptable to Fannie Mae except to the extent that the failure to do so could not reasonably be expected to result in a material Adverse Effect.

(q)            Use of Proceeds. PLS shall not use the proceeds of the Notes in contravention of the requirements, if any, of Fannie Mae or Applicable Law.

(r)            Reimbursement of Advance Reimbursement Amounts. With respect to any Portfolio Mortgage Loan and collections received with respect thereto, PLS shall reimburse itself for any unreimbursed Advances or seek reimbursement from Fannie Mae only as provided by the Fannie Mae Lender Contract.

(s)            Portfolio Mortgage Loan Information. PLS shall deliver to the to the Administrative Agent within seven (7) Business Days after the end of each month, the information relating to the Portfolio Mortgage Loans required pursuant to Schedule 4 hereto.

(t)            Agency Notices. PLS shall promptly furnish the Administrative Agent copies of all notices it receives from HUD or Fannie Mae indicating any adverse fact or circumstance in respect of PLS which adverse fact or circumstance may entitle HUD or Fannie Mae, respectively, to terminate or to threaten to terminate PLS with cause or that may entitle HUD or Fannie Mae to conduct any inspection or investigation of PLS, PLS’s files or PLS’s facilities. The requirements of this Section 10.2(t) shall only be applicable to PLS with respect to HUD if and to the extent that any FHA Loans, USDA Loans or VA Loans are Subject Mortgages.

(u)            Fannie Mae Notices. PLS shall promptly furnish the Administrative Agent copies of all notices it receives from Fannie Mae that materially affect the Servicing Fees, including any notice received with respect to the events set forth in Section 10.1(l). Within forty-five (45) days after each calendar month, PLS will provide a schedule of repurchases, indemnifications and early payment defaults to Administrative Agent in a format similar to such schedule in PLS’s standard lender certification package.

(v)            Fannie Mae Requirements. PLS shall furnish the Administrative Agent notice of any change in Fannie Mae Eligibility Requirements on the twenty-fourth (24th) day of each month, or such later date as PLS receives reconciled delinquency ratio information from Fannie Mae.

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(w)            Legal Existence, etc. PLS shall (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises; and (ii) keep adequate records and books of account.

(x)            Interim Borrowing Base Determination Date Reporting. PLS shall report the occurrence of an Interim Borrowing Base Determination Date promptly after a Responsible Officer of the Administrator shall have obtained actual knowledge of such occurrence, and in any event within one (1) Business Day of obtaining such knowledge.

(y)            Subservicer Administration. If PLS at any time uses or intends to use, as applicable, an independent third party subservicer to fulfill its obligations as Servicer hereunder, PLS shall, prior to the related servicing transfer date, (i) provide the Administrative Agent and the Indenture Trustee with the related Eligible Subservicing Agreement pursuant to which such subservicer shall service such Mortgage Loans, which Eligible Subservicing Agreement shall be acceptable to Administrative Agent in all respects, (ii) obtain Administrative Agent’s prior written consent to the use of such subservicer in the performance of such servicing duties and obligations, which consent may not be unreasonably withheld by the Administrative Agent and (iii) provide the Administrative Agent with a fully executed Eligible Subservicing Agreement with respect to such subservicer. In no event shall PLS’s use of a subservicer relieve PLS of its obligations hereunder, and PLS shall remain liable under this Base Indenture as if PLS were servicing such Mortgage Loans directly.

(z)            Separateness. PLS shall make appropriate notation in its consolidated financial statements to indicate the separateness of the Issuer from PLS and to indicate that the Issuer’s assets and credit are separate from those of PLS and its other consolidated subsidiaries.

Section 10.3. Negative Covenants of PLS.

PLS covenants and agrees with the Indenture Trustee, the Administrative Agent and each Noteholder that, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not:

(a)            other than in accordance with Section 10.3(c), take any action that would directly or indirectly materially impair or materially adversely affect PLS’s title to, or the value of, the Collateral;

(b)            create, incur or permit or allow Subservicer to create, incur or permit to exist any Lien in or on the Collateral except (i) the security interest granted hereunder in favor of the Indenture Trustee on behalf of the Noteholders, (ii) the rights of Fannie Mae under the Fannie Mae Lender Contract, (iii) the Owner Trustee Lien or (iv) any Permitted Lien, or assign any right to receive income in respect thereof;

(c)            sell, lease or otherwise dispose of any Collateral (other than sales or dispositions of MSRs (i) resulting from the payoff of the related Mortgages or the purchase of the related Mortgage by PLS, (ii) as required by Fannie Mae or (iii) in the ordinary course of PLS’s servicing business) except as expressly permitted by this Base Indenture;

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(d)            engage to any substantial extent in any line or lines of business activity other than the businesses related to mortgage origination and servicing carried on by it as of the Closing Date;

(e)            (i) cancel or terminate any Transaction Documents to which it is a party or consent to or accept any cancellation or termination thereof, (ii) amend, amend and restate, supplement or otherwise modify any Transaction Document, other than an amendment of the Fannie Mae Lender Contract done unilaterally by Fannie Mae, (iii) consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent, provided that if the amendment of the Fannie Mae Lender Contract is done unilaterally by Fannie Mae, the prior written consent of the Administrative Agent is not required, (iv) waive any material default under or breach of the Fannie Mae Lender Contract, or (v) take any other action in connection with any such Transaction Documents that would impair in any material respect the value of the interests or rights of PLS thereunder or that would impair in any material respect the interests or rights of the Indenture Trustee, the Administrative Agent or any Noteholder;

(f)            change the state of its organization unless PLS shall have given the Administrative Agent at least thirty (30) days’ prior written notice thereof and unless, prior to any such change, PLS shall have filed, or caused to be filed, such financing statements or amendments as the Indenture Trustee determines may be reasonably necessary to continue the perfection of the Indenture Trustee’s interest in the Collateral;

(g)            appoint any subservicers (other than as provided in any Eligible Subservicing Agreement) with respect to any MSRs pledged to the Indenture Trustee pursuant to this Base Indenture;

(h)            amend any Eligible Subservicing Agreement after the Closing Date in any way that could reasonably be expected to have a material adverse effect on the rights of the Noteholders without the prior written consent of the Administrative Agent;

(i)            take any action that would directly or indirectly materially impair or materially adversely affect PLS’s title to, or the value, of the Servicing Fees or materially increase the duties, responsibilities or obligations of PLS in respect of the Collateral;

(j)            make any Restricted Payments at any time while an Event of Default has occurred and is continuing; and

(k)            not enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (i) in the ordinary course of PLS’s business and (ii) upon fair and reasonable terms no less favorable to PLS than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate.

Section 10.4. Liability of PLS, as Administrator and as Servicer; Indemnities.

(a)            Obligations. Each of the Administrator and the Servicer, severally and not jointly, shall indemnify, defend and hold harmless the Indenture Trustee (in all its capacities), the Securities Intermediary, the Note Registrar, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Disposition Manager, the Trust Estate, the Owner Trustee and the Noteholders (as applicable, with respect to the related Series of Notes) (each an “Indemnified Party”) from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon, the Indenture Trustee, the Securities Intermediary, the Note Registrar, the Disposition Manager, the Owner Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Trust Estate or any Noteholder (i) in the case of indemnification by the Administrator, by reason of a violation of law, gross negligence or willful misconduct of the Administrator (or of the Issuer as a result of a direction, act or omission by the Administrator), in the performance of their respective obligations under this Base Indenture and the other Transaction Documents or (ii) in the case of indemnification by the Servicer, by reason of a violation of law, gross negligence or willful misconduct of the Servicer, in the performance of its respective obligations under this Base Indenture and the other Transaction Documents or as servicer or subservicer under the Fannie Mae Lender Contracts, or by reason of the breach by the Servicer of any of its representations, warranties or covenants hereunder or under the Fannie Mae Lender Contracts; provided, that any indemnification amounts payable by the Administrator or the Servicer, as the case may be, to the Owner Trustee hereunder shall not be duplicative of any indemnification amount paid by the Administrator to the Owner Trustee in accordance with the Trust Agreement or under the Administration Agreement.

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(b)            Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against PLS under this Section 10.4, the Indemnified Party shall notify the Indemnifying Party in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have hereunder or otherwise, except to the extent that the Indemnifying Party is prejudiced by such failure so to notify the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party that the Indemnifying Party wishes to assume the defense of any such action, the Indemnifying Party will not be liable to such Indemnified Party under this Section 10.4 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Indemnifying Party and such Indemnified Party, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Indemnifying Party; provided, however, that the Indemnifying Party shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

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(c)            Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation (including such fees and expenses incurred in enforcing the Indemnifying Party’s right to indemnification). If the Indemnifying Party has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Indemnifying Party, without interest.

(d)            Survival. The provisions of this Section 10.4 shall survive the resignation or removal of the Indenture Trustee, the Calculation Agent and the Paying Agent and the termination of this Base Indenture.

Section 10.5. Merger or Consolidation, or Assumption of the Obligations, of PLS.

Any Person (a) into which PLS may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which PLS shall be a party, or (c) which may succeed to all or substantially all of the business or assets of PLS which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of PLS under this Base Indenture, shall be the successor to PLS under this Base Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Base Indenture; provided, however, that (i) if any of the Notes are then rated by a Note Rating Agency, then prior to any such merger, consolidation or conversion (1) PLS shall have provided to the Indenture Trustee and the Noteholders a letter from each Note Rating Agency that rated Outstanding Notes indicating that such merger, consolidation or conversion will not result in the qualification, reduction or withdrawal of the then current ratings of the Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such letters as described in the foregoing clause (1), (a) the Administrator shall provide notice of such merger, consolidation or conversion to the related Note Rating Agency and (b) each Administrative Agent shall have provided its prior written consent to merger, consolidation or conversion; provided, that the Issuer provides an Issuer Certificate to the effect that any such merger, consolidation or conversion will not have a material Adverse Effect on the Outstanding Notes, and (ii) prior to any such merger, consolidation or conversion the Administrator shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such merger, consolidation or conversion complies with the terms of this Base Indenture and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Base Indenture with respect to corporate matters and the enforceability of Transaction Documents against PLS true sale as to the transfers of the Participation Certificates from the Servicer to the Issuer and non-consolidation of the Servicer with the Issuer and security interest and tax and any additional opinions required under any related Indenture Supplement; provided, further, that the conditions specified in clauses (i) and (ii) above shall not apply to any transaction (i) in which an Affiliate of PLS assumes the obligations of PLS and otherwise satisfies the eligibility criteria applicable to the Servicer under the Fannie Mae Lender Contracts or (ii) in which an Affiliate of PLS is merged into or is otherwise combined with PLS and PLS is the sole survivor of such merger or other combination. PLS shall provide notice of any merger, consolidation or succession pursuant to this Section to the Indenture Trustee, the Noteholders and each Note Rating Agency.

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Except as described in the preceding paragraph, PLS may not assign or delegate any of its rights or obligations under this Base Indenture or any other Transaction Document.

Article XI

The Indenture Trustee

Section 11.1. Certain Duties and Responsibilities.

(a)            The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Base Indenture with respect to the Notes, and no implied covenants, duties (including fiduciary duties) or obligations will be read into this Base Indenture against the Indenture Trustee.

(b)            In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes, conclusively rely upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Base Indenture, as to the truth of the statements and the correctness of the opinions expressed therein; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Base Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

(c)            If an Event of Default has occurred and is continuing, with respect to the Notes of which a Responsible Officer of the Indenture Trustee has been given written notice in the manner set forth in this Indenture or of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee will exercise such of the rights and powers vested in it by this Base Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that the foregoing shall not be deemed to require the Indenture Trustee to take any action, or have any liability for the failure to take any action, where the terms of this Base Indenture or any Supplement provide that the Indenture Trustee only takes action at the direction of a certain percentage of the Noteholders or other Person or if the Indenture Trustee is permitted to refrain from taking action unless it has been provided with adequate indemnity.

(d)            No provision of this Base Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

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(i)            this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 11.1;

(ii)           the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)           the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders or the Administrative Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Base Indenture with respect to the Notes of any Class, to the extent consistent with Sections 8.7 and 8.8;

(iv)           no provision of this Base Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it;

(v)            whether or not therein expressly so provided, every provision of this Base Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section; and

(vi)            the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer or of Noteholders, as applicable, in accordance with the terms of this Indenture, relating to the time, method or place of conducting any proceeding for any remedy available to the Indenture Trustee or with respect to the exercise of any trust or power conferred upon such party under this Indenture or with respect to the Notes.

(e)            Upon the occurrence of an Event of Default under the PC Repurchase Agreement, the Indenture Trustee may (and at the direction of the Administrative Agent or the Series Required Noteholders) send an Activation Notice to the Account Bank pursuant to which the Indenture Trustee shall exercise its control over the Dedicated Account, as applicable.

Section 11.2. Notice of Defaults.

Except as otherwise provided in Section 3.3(b), within ninety (90) days after the occurrence of any Event of Default hereunder,

(a)            the Indenture Trustee will transmit by mail to all registered Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee, and

(b)            the Indenture Trustee will give prompt written notification thereof to each Note Rating Agency, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of any Series or Class, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such Series or Class. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.

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Section 11.3. Certain Rights of Indenture Trustee.

Except as otherwise provided in Section 11.1:

(a)            the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)            any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Certificate;

(c)            whenever in the administration of this Base Indenture the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)            each of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may consult with counsel of its own selection, at the expense of the Issuer, and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)            none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be under obligation to exercise any of the rights or powers vested in it by this Base Indenture at the request or direction of any of the Noteholders pursuant to this Base Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)            none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document; but such party in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if any of the Indenture Trustee, the Paying Agent, the Note Registrar or the Securities Intermediary shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, upon reasonable notice of not less than three (3) Business Days;

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(g)            each of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)            none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be required to provide any surety or bond of any kind in connection with the execution or performance of its duties hereunder;

(i)            none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall be deemed to make any representations as to the validity or sufficiency of this Indenture;

(j)            none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall at any time have any responsibility or liability other than as may be expressly set forth in this Indenture for or with respect to the legality, validity or enforceability of any of the Notes;

(k)            in order to comply with their respective duties under the USA Patriot Act of 2001, the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall obtain and verify certain information and documentation from the other parties to this Indenture including such party’s name, address, and other identifying information;

(l)            the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall not be under any obligation to (i) institute, conduct, defend or otherwise participate in any litigation or other legal Proceeding hereunder or in relation hereto at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, or (ii) undertake an investigation of any party to any transaction agreement, unless, in each case, such Noteholders shall have offered to the Indenture, Calculation Agent, Paying Agent and Securities Intermediary security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(m)            the Indenture Trustee shall not have any duty or responsibility in respect to (i) any recording, filing or depositing of this Indenture or any other agreement or instrument, monitoring or filing any financing statement or continuation statement evidencing a security interest, the maintenance of any such recording, filing or depositing or any re-recording, re-filing or re-depositing of any thereof, or otherwise monitoring the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral, (ii) the acquisition or maintenance of any insurance or (iii) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral. The Indenture Trustee shall be authorized to, but shall in no event have any duty or responsibility to, file any financing or continuation statements or record any documents or instruments in any public office at any time or times or otherwise perfect or maintain any security interest in the Collateral;

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(n)            the Indenture Trustee shall not be deemed to have notice of any default, Event of Default, Funding Interruption Event or Servicer Termination Event unless an Indenture Trustee Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default, Event of Default, Funding Interruption Event or Servicer Termination Event is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Base Indenture; in the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no default, Event of Default, Funding Interruption Event or Servicer Termination Event;

(o)            the rights, privileges, protections, immunities and benefits given to the Indenture Trustee hereunder and under each Transaction Document, including its right to be indemnified, are extended to, and shall be enforceable (without duplication) by, the Indenture Trustee or the bank serving as Indenture Trustee, as applicable, in each of its capacities hereunder and thereunder (including Calculation Agent, Custodian, Paying Agent, Securities Intermediary and Note Registrar), and each agent and other person employed to act hereunder and thereunder;

(p)            none of the provisions contained in this Base Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other Person under this Base Indenture;

(q)            the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Base Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Trust Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer or the Administrator delivered to the Indenture Trustee pursuant to this Base Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties;

(r)            the Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Base Indenture;

(s)            the right of the Indenture Trustee to perform any discretionary act enumerated in this Base Indenture or the other Transaction Documents shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(t)            the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder;

(u)            in making or disposing of any investment permitted by this Base Indenture, the Indenture Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis and on standard market terms, whether it or such Affiliate is acting as a subagent of the Indenture Trustee or for any third Person or dealing as principal for its own account;

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(v)            the Indenture Trustee shall not be responsible for commercially reasonable delays or failures in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including pandemics, epidemics, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts or God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services and

(w)            None of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary (i) shall be responsible for and make any representation as to the validity, legality, enforceability, sufficiency or adequacy of this Indenture, the Notes or any other Transaction Document or as to the correctness of any statement thereof, (ii) shall be accountable for the Issuer’s use of the proceeds from the Notes, or (iii) shall be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes. The recitals contained herein and in the Notes shall be construed as the statements of the Issuer. The Indenture Trustee shall not be responsible for any statement of the Issuer in this Indenture or any statement in any document, including any offering memorandum, issued in connection with the sale of any Notes or in the Notes other than information provided by the Indenture Trustee and the Indenture Trustee’s certificate of authentication or for the use or application of any funds received by any Paying Agent other than the Indenture Trustee.

(x)            In no event will the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with the credit risk retention rules under Regulation RR or other rules or regulations relating to risk retention. The Indenture Trustee will not be charged with knowledge of such rules, nor will it be liable to any Noteholder, Certificateholder, the Servicer or any other Person for violation of such rules now or hereinafter in effect. The Indenture Trustee will not be required to monitor, initiate or conduct any proceedings to enforce the obligations of the Servicer or any other Person with respect to any breach of representation or warranty under any Transaction Document, and the Indenture Trustee will not have any duty to conduct any investigation as to the occurrence of any condition requiring the repurchase or substitution of any security by any Person pursuant to any Transaction Document.

(y)            The Indenture Trustee is hereby authorized and directed to enter into the Transaction Documents to which it is a party.

Section 11.4. Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Base Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof, or for the use or application of any funds paid to the Servicer in respect of any amounts deposited in or withdrawn from the Trust Accounts or the custodial accounts by the Servicer. The Indenture Trustee shall not be responsible for the legality or validity of this Base Indenture or the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder.

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Section 11.5. Indenture Trustee’s Appointment as Attorney-In-Fact.

(a)            The Servicer hereby irrevocably constitutes and appoints the Indenture Trustee and any officer or agent thereof, during the continuation of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Servicer and in the name of the Servicer, for the purpose of carrying out the terms of this Base Indenture and each Indenture Supplement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Base Indenture, each Indenture Supplement, the PC Repo Guaranty, the Fannie Mae Lender Contract, the Acknowledgment Agreement, and, without limiting the generality of the foregoing, the Issuer hereby gives the Indenture Trustee the power and right:

(1)            to take possession of and endorse and collect any wired funds, checks, drafts, notes, acceptances or other instruments for the payment of monies due under any Participation Certificates Granted by the Issuer to the Indenture Trustee from the Obligors on underlying Mortgage Loans or the Servicer, as the case may be;

(2)            to file any claim or proceeding in any court of law or equity or take any other action otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such monies due from the Obligors on underlying Mortgage Loans or the Servicer under such Participation Certificate whenever payable and to enforce any other right in respect of any Participation Certificate Granted by the Issuer or related to the Trust Estate;

(3)            to direct the related Servicer to make payment of any and all monies due or to become due under the Participation Certificate Granted by the Issuer directly to the Indenture Trustee or as the Indenture Trustee shall direct;

(4)            to ask or demand for, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due from the Servicer at any time in respect of or arising out of any Participation Certificate Granted by the Issuer;

(5)            to sign and endorse any assignments, notices and other documents in connection with the Participation Certificates Granted by the Issuer or the Trust Estate;

(6)            to sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Participation Certificates Granted by the Issuer and the Trust Estate as fully and completely as though the Indenture Trustee were the absolute owner thereof for all purposes, and do, at the Indenture Trustee’s option and at the expense of the Issuer, at any time, or from time to time, all acts and things which the Indenture Trustee deems necessary to protect, preserve or realize upon the Participation Certificate Granted by the Issuer or the Trust Estate and the Indenture Trustee’s and the Issuer’s respective security interests and ownership interests therein and to effect the intent of this Base Indenture, all as fully and effectively as the Issuer might do;

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(7)            to perform or cause to be performed, the Servicer’s obligations under the Fannie Mae Lender Contract to the extent permitted by the Acknowledgment Agreement;

(8)            upon and after the occurrence of a default by the Servicer under the Fannie Mae Lender Contract, the Servicer also authorizes the Indenture Trustee, or other party appointed by the Indenture Trustee, to have on site access to the Servicer’s operation sites, sufficient for the Administrative Agent or other party appointed by it, to begin the process of transferring the portfolio to a “Standby Issuer” as required pursuant to the Acknowledgment Agreement;

(9)            the Servicer also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 8.15 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; provided that the exercise of such powers are in accordance with the Acknowledgment Agreement; and

(10)            the powers conferred on the Indenture Trustee are solely to protect the Noteholders’ interest in the Collateral and shall not impose any duty upon the Indenture Trustee to exercise any such powers.

(b)            The Indenture Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Indenture Trustee nor any of its officers, directors, or employees shall be responsible to the Issuer for any act or failure to act hereunder; provided, that the Indenture Trustee shall exercise such powers only in accordance with the Acknowledgment Agreement. Nothing contained herein shall in any way be deemed to be a grant of power or authority to the Indenture Trustee or any officer or agent thereof to take any of the actions described in this paragraph with respect to any underlying Obligor under any Portfolio Mortgage Loan.

Section 11.6. Money Held in Trust.

The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

Section 11.7. Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.

Except as otherwise provided in this Base Indenture:

(a)            The Indenture Trustee (including in all of its capacities) will be paid the Indenture Trustee Fee on each Payment Date pursuant to Section 4.5 as compensation for its services (in all capacities hereunder).

(b)            The Indenture Trustee (including in all of its capacities) shall be indemnified and held harmless by the Trust Estate as set forth in Section 4.5 and Section 8.6, and shall be secondarily indemnified and held harmless by the Administrator for, from and against, as the case may be, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Estate, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Base Indenture, provided that:

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(i)            with respect to any such claim, the Indenture Trustee shall have given the Administrator written notice thereof promptly after a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof; provided, however that failure to give such written notice shall not affect the Trust Estate’s or the Administrator’s obligation to indemnify the Indenture Trustee, unless such failure materially prejudices the Trust Estate’s or the Administrator’s rights;

(ii)            the Administrator may, at its option, assume the defense of any such claim using counsel reasonably satisfactory to the Indenture Trustee; and

(iii)            notwithstanding anything in this Base Indenture to the contrary, the Administrator shall not be liable for settlement of any claim by the Indenture Trustee, as the case may be, entered into without the prior consent of the Administrator, which consent shall not be unreasonably withheld.

Notwithstanding the foregoing, in no event shall the Trust Estate or the Administrator be required to indemnify the Indenture Trustee if the indemnification obligation under this Section 11.7 is the result of gross negligence or willful misconduct by the Indenture Trustee.

No termination of this Base Indenture, or the resignation or removal of the Indenture Trustee, shall affect the obligations created by this Section 11.7(b) of the Administrator to indemnify the Indenture Trustee under the conditions and to the extent set forth herein.

Notwithstanding the foregoing, the indemnification provided in this Section 11.7(b) with respect to the Administrator shall not pertain to any loss, liability or expense of the Indenture Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee at the direction of the Noteholders pursuant to the terms of this Base Indenture.

The Indenture Trustee agrees fully to perform its duties under this Base Indenture notwithstanding its failure to receive any payments of Indenture Trustee Fees pursuant to this Section 11.7(b) subject to its rights to resign in accordance with the terms of this Base Indenture.

Anything in this Base Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee (in any of its capacities) be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Indenture Trustee has been advised of the likelihood of such a loss or damage and regardless of the form of action.

The Securities Intermediary, the Paying Agent, the Custodian and the Calculation Agent shall be indemnified by the Trust Estate pursuant to Section 4.5 and Section 8.6, and secondarily by the Administrator, in respect of the matters described in Section 4.9 to the same extent as the Indenture Trustee.

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Neither of the Indenture Trustee nor the Securities Intermediary will have any recourse to any asset of the Issuer or the Trust Estate other than funds available pursuant to Section 4.5 and Section 8.6 or to any Person other than the Issuer (or the Administrator pursuant to this Section 11.7). Except as specified in Section 4.5 and Section 8.6, any such payment to the Indenture Trustee shall be subordinate to payments to be made to Noteholders.

The Indenture Trustee is not responsible for any action or inaction of the Administrative Agent.

Section 11.8. Corporate Indenture Trustee Required; Eligibility.

There will at all times be an Indenture Trustee hereunder with respect to all Classes of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a federal or state authority of the United States, and the long-term unsecured debt obligation of which are rated at least BBB from each Note Rating Agency then rating Outstanding Notes if such institution is rated by the Note Rating Agency, as applicable, or if such Note Rating Agency downgrades the Indenture Trustee below such minimum rating, the Indenture Trustee may obtain, at its own expense, a confirmation from such Note Rating Agency that downgraded the Indenture Trustee below such rating category that there is no Ratings Effect by reason of such downgrade to a lower rating. If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such bank or corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly Controlling, Controlled by, or under common Control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section 11.8, it shall resign upon failure to obtain such confirmation within a reasonable time (not to exceed thirty (30) Business Days) after such ineligibility in the manner and with the effect hereinafter specified in this Article.

Section 11.9. Resignation and Removal; Appointment of Successor.

(a)            No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 11.10.

(b)            The Indenture Trustee and the bank serving as Indenture Trustee (in all capacities) may resign with respect to all, but not less than all, such capacities and all, but not less than all of the Outstanding Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary. Written notice of resignation by the Indenture Trustee under this Base Indenture shall also constitute notice of resignation as Calculation Agent, Securities Intermediary, Paying Agent, and Note Registrar hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation.

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(c)            The Indenture Trustee or Calculation Agent may be removed with respect to all Outstanding Notes at any time by Action of the Majority Noteholders of all Outstanding Notes, delivered to the Indenture Trustee and to the Issuer. Removal of the Indenture Trustee shall also constitute removal of the Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation. If an instrument of acceptance by a successor Indenture Trustee or Calculation Agent shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of removal, the Indenture Trustee or Calculation Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.

(d)            If at any time:

(i)            the Indenture Trustee ceases to be eligible under Section 11.8 and fails to resign after written request therefore by the Issuer or by any Noteholder; or

(ii)            the Indenture Trustee becomes incapable of acting with respect to any Series or Class of Notes; or

(iii)            the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or Control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, or (B) subject to Section 8.8, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e)            If the Indenture Trustee or Calculation Agent resigns, is removed or becomes incapable of acting with respect to any Notes, or if a vacancy shall occur in the office of the Indenture Trustee or Calculation Agent for any cause, the Issuer, subject to the Administrative Agent’s consent, will promptly appoint a successor Indenture Trustee or Calculation Agent. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee or Calculation Agent is appointed by Act of the Majority Noteholders of all Outstanding Notes, delivered to the Issuer and the retiring Indenture Trustee or Calculation Agent, the successor Indenture Trustee or Calculation Agent so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee or Calculation Agent and supersede the successor Indenture Trustee or Calculation Agent appointed by the Issuer. If no successor Indenture Trustee or Calculation Agent shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.

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(f)            The Issuer will give written notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder as provided in Section 1.7 and to each Note Rating Agency that is then rating Outstanding Notes. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant registered Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

Section 11.10. Acceptance of Appointment by Successor.

Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to each Note Rating Agency then rating any Outstanding Notes, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee, Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, Calculation Agent, Securities Intermediary, Note Registrar and Paying Agent, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder, subject nevertheless to its rights to payment pursuant to Section 11.7. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

No successor Indenture Trustee will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article XI.

Section 11.11. Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article XI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee will give prompt written notice of such merger, conversion, consolidation or succession to the Issuer and each Note Rating Agency that is then rating Outstanding Notes. If any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

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Section 11.12. Appointment of Authenticating Agent.

At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent with respect to one or more Series or Classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series or Classes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 6.5, and Notes so authenticated will be entitled to the benefits of this Base Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Base Indenture to the authentication and delivery of Notes by the Indenture Trustee or an Indenture Trustee Authorized Signatory or to the Indenture Trustee’s Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by a federal or state authority of the United States. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.

Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided that such Person will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or if at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will make such notice available to each Noteholder as provided in Section 1.7. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

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The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer, the Noteholders or the Administrator from time to time or appointed due to a change in law or other circumstance beyond the Indenture Trustee’s control) reasonable compensation for its services under this Section, out of the Indenture Trustee’s own funds without reimbursement pursuant to this Base Indenture. The Indenture Trustee shall be the initial Authenticating Agent.

Section 11.13. Direction to Indenture Trustee under the PC Repo Guaranty.

In the event the Administrative Agent, on behalf of the Noteholders, determines that the Indenture Trustee, as a beneficiary under the PC Repo Guaranty, should take certain action to preserve any interests of, or release any lien or security interest of, the Noteholders under the terms of the PC Repo Guaranty, with respect to the Collateral, the Noteholders acknowledge and agree that the Indenture Trustee shall only take such action as may be directed by the Administrative Agent in writing.

Section 11.14. Representations and Covenants of the Indenture Trustee.

The Indenture Trustee, in its individual capacity and not as Indenture Trustee, represents, warrants and covenants that:

(a)            Citibank is a national banking association duly organized and validly existing under the laws of the United States;

(b)            Citibank has full power and authority to deliver and perform this Base Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and other documents to which it is a party;

(c)            each of this Base Indenture and the other Transaction Documents to which Citibank is a party has been duly executed and delivered by Citibank and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

(d)            Citibank has a minimum aggregate capital, surplus and undivided profits of at least $500,000.

Section 11.15. Indenture Trustee’s Application for Instructions from the Issuer.

Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Base Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 11.15. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the Closing Date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.

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Article XII

Amendments and Indenture Supplements

Section 12.1. Supplemental Indentures and Amendments Without Consent of Noteholders.

(a)            Unless otherwise provided in the related Indenture Supplement with respect to any amendment to this Base Indenture or such Indenture Supplement, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, and with prior notice to each Note Rating Agency that is then rating any Outstanding Notes, at any time and from time to time, upon delivery of an Issuer Tax Opinion, unless such Issuer Tax Opinion is waived by (i) in the case of an amendment to such Indenture Supplement the Series Required Noteholders of such Series or (ii) in the case of an amendment to this Base Indenture, the Series Required Noteholders of each Outstanding Series and, except with respect to subsection (x) below, upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect on the Noteholders of the Notes at any time in the future, may amend this Base Indenture or an Indenture Supplement for any of the following purposes:

(i)            to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

(ii)            to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Noteholders of the Notes of any or all Series or Classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series or Classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series or Classes);

(iii)            to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Base Indenture;

(iv)            to establish any form of Note as provided in Article V, and to provide for the issuance of any Series or Class of Notes as provided in Article VI and to set forth the terms thereof, and/or to add to the rights of the Noteholders of the Notes of any Series or Class;

(v)            to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder;

(vi)            to provide for additional or alternative forms of credit enhancement for any Series or Class of Notes;

(vii)            to comply with any regulatory, accounting or tax laws;

(viii)            to prevent the Issuer from being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for United States federal income tax purposes;

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(ix)            determined by the Administrator to be reasonably necessary to maintain the rating currently assigned by the applicable Note Rating Agency and/or to avoid such Class of Notes being placed on negative watch by such Note Rating Agency;

(x)            subject to certification by the Administrator, to cure any inconsistency between the Base Indenture and any provision of the Acknowledgment Agreement or any amendment to the Acknowledgment Agreement; or

(xi)            as otherwise provided in the related Indenture Supplement.

(b)            Additionally, subject to the terms and conditions of Section 12.1(e) and Section 12.2, unless otherwise provided in the related Indenture Supplement with respect to any amendment of this Base Indenture or an Indenture Supplement, and in addition to clauses (i) through (xi) above, this Base Indenture or an Indenture Supplement may also be amended by the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion, unless such Issuer Tax Opinion is waived by (i) in the case of an amendment to such Indenture Supplement the Series Required Noteholders of such Series or (ii) in the case of an amendment to this Base Indenture, the Series Required Noteholders of each Outstanding Series, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture or modifying in any manner the rights of the Noteholders of the Notes under this Base Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (ii) if any Outstanding Notes are then rated by a Note Rating Agency, (1) each such Note Rating Agency confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such amendment to the related Note Rating Agency and (b) each Administrative Agent shall have provided their prior written consent to such amendment.

(c)            Any amendment of this Base Indenture which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.

(d)            Any amendment of this Base Indenture which affects the rights, duties, immunities, obligations or liabilities of the Disposition Manager hereunder shall require the written consent of the Disposition Manager.

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(e)            Notwithstanding any other provision of this Indenture or any other Transaction Document, the Issuer shall have the right, but not the obligation, exercisable in its sole and absolute discretion, upon the written direction of PLS, as Repo Seller, to sell a portion of Excess Spread to the Guarantor or an affiliate thereof, in any case, with the prior written consent of Fannie Mae; provided, however, that any such sale shall be subject to the following conditions: (i) the portion of such Excess Spread sold by the Issuer shall be subordinate to the Security Interest of the Indenture Trustee under this Indenture, and (ii) the assignee of such Excess Spread shall execute and deliver a written agreement, satisfactory to Fannie Mae, the Indenture Trustee (at the written direction of the VFN Noteholders) and the VFN Noteholders in their sole and absolute discretion, acknowledging the subordinate nature of such assignee’s interests in the portion of such Excess Spread to the Indenture Trustee’s Security Interests in the Collateral under this Indenture. In connection with any such sale of Excess Spread, the parties to this Indenture agree to use reasonable efforts to cause the parties to the Transaction Documents to execute and deliver such Indenture Supplements and amendments, restatements, modifications or other supplements to the Transaction Documents as may be necessary or advisable to effect the sale of such Excess Spread pursuant to this Section 12.1(e), provided, that no consent or acknowledgement shall be required of any holder of Notes that are not Variable Funding Notes to such sale of Excess Spread, each such Noteholder being deemed to have consented to any such sale of Excess Spread by their purchase and acceptance of their Notes.

Section 12.2. Supplemental Indentures and Amendments with Consent of Noteholders.

In addition to any amendment permitted pursuant to Section 12.1, and subject to the terms and provisions of each Indenture Supplement with respect to any amendment to this Base Indenture or such Indenture Supplement, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment of this Base Indenture, including any Indenture Supplement, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may enter into an amendment of this Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture of modifying in any manner the rights of the Noteholders of the Notes of each such Series or Class under this Base Indenture or any Indenture Supplement; provided, however, that no such amendment will, without the consent of the Noteholder of each Outstanding Note materially and adversely affected thereby:

(a)            change the scheduled payment date of any payment of interest on any Note held by such Noteholder, or change a Payment Date or Stated Maturity Date (other than the exercise of an optional extension as set forth in the related Indenture Supplement) of any Note held by such Noteholder;

(b)            reduce the Note Balance of, or the Note Interest Rate, the Step-Up Fee Rate or the Default Supplemental Fee Rate on any Note held by such Noteholder, or change the method of computing the Note Balance or Note Interest Rate in a manner that is adverse to such Noteholder;

(c)            impair the right to institute suit for the enforcement of any payment on any Note held by such Noteholder;

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(d)            reduce the percentage of Noteholders of the Outstanding Notes (or of the Outstanding Notes of any Series or Class), whose consent is required for any such amendment, or whose consent is required for any waiver of compliance with the provisions of this Base Indenture or any Indenture Supplement or of defaults hereunder or thereunder and their consequences, provided for in this Base Indenture or any Indenture Supplement;

(e)            modify any of the provisions of this Section or Section 8.14, except to increase any percentage of Noteholders required to consent to any such amendment or to provide that other provisions of this Base Indenture or any Indenture Supplement cannot be modified or waived without the consent of the Noteholder of each Outstanding Note adversely affected thereby;

(f)            permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Noteholders of the Notes;

(g)            change the method of computing the amount of principal of, or interest on, any Note held by such Noteholder on any date;

(h)            increase any Advance Rates in respect of Notes held by such Noteholder in respect of Notes held by such Noteholder; or

(i)            change, modify or waive any Scheduled Principal Payment Amount.

In addition, any Indenture Supplement may be amended, supplemented or otherwise modified with the consent of each of the Noteholders of the Notes of the related Series upon delivery of all opinions and certificates and notice to each Note Rating Agency required pursuant to the first paragraph of this Section 12.2 or as otherwise specified in Section 12.1(e) or the applicable Indenture Supplement. The consent of a Person that is an Administrative Agent for one or more Series but is not an Administrative Agent for any other Series is not required for any amendment, supplement or modification to any such other Series.

An amendment of this Base Indenture which changes or eliminates any covenant or other provision of this Base Indenture which has expressly been included solely for the benefit of one or more particular Series or Class of Notes, or which modifies the rights of the Noteholders of Notes of such Series or Class with respect to such covenant or other provision, will be deemed not to affect the rights under this Base Indenture of the Noteholders of Notes of any other Series or Class.

It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment, but it will be sufficient if such Act will approve the substance thereof.

In addition to the foregoing, each Holder of a Term Note and any transferee thereto, by accepting such Term Note shall be deemed to have consented to, and the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon prior notice to each Note Rating Agency may enter into, any amendment, restatement, modification or supplement to this Base Indenture, an Indenture Supplement or any other Transaction Document for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture or modifying in any manner the rights of the such Holders of Term Notes under this Base Indenture, any related Indenture Supplement or any other Transaction Document as may be necessary or advisable, (i) upon delivery of a certification relating to the purpose of such amendment by the Servicer to the Indenture Trustee, to which the Indenture Trustee may conclusively rely, (ii) with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee and the Administrative Agent, and (iii) with the consent of the VFN Noteholders, to cure any inconsistency between this Base Indenture, any Indenture Supplement or any other Transaction Document and any provision of the Acknowledgment Agreement or the Fannie Mae Guide, as each may be amended, restated, supplemented or otherwise modified from time to time.

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Section 12.3. Execution of Amendments.

In executing or accepting the additional trusts created by any amendment or Indenture Supplement of this Base Indenture permitted by this Article XII or the modifications thereby of the trusts created by this Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by this Base Indenture and that all conditions precedent thereto have been satisfied. No such Opinion of Counsel shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement. The Indenture Trustee may, but will not be obligated to, enter into any such amendment or Indenture Supplement which affects the Indenture Trustee’s own rights, duties or immunities under this Base Indenture or otherwise.

Section 12.4. Effect of Amendments.

Upon the execution of any amendment of this Base Indenture or any Indenture Supplement, or any supplemental indentures under this Article XII, this Base Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each Series and Class of Notes affected thereby, or all Notes, as the case may be, and such amendment will form a part of this Base Indenture and the related Indenture Supplement for all purposes; and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

Section 12.5. Reference in Notes to Indenture Supplements.

Notes authenticated and delivered after the execution of any amendment of this Base Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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Section 12.6. Amendments to Appendix A

Any amendment of Appendix A to this Base Indenture which affects the rights, duties, immunities, obligations or liabilities of any party to this Base Indenture or to any other Transaction Document shall require the written consent of such party.

Article XIII

Early Redemption of Notes

Section 13.1. Optional Redemption.

(a)            Unless otherwise provided in the applicable Indenture Supplement for a Series or Class of Notes, the Issuer has the right, but not the obligation, to: (i) redeem a Series or Class of Term Notes in whole or in part (so long as, in the case of any partial redemption, such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes as further specified in the related Indenture Supplement or from any other amounts received by the Issuer pursuant to the PC Repurchase Agreement (or otherwise) other than Collections on MSRs) on a date specified in the applicable Indenture Supplement or on any Payment Date (a “Redemption Payment Date”) on or after the Payment Date on which the aggregate Note Balance (after giving effect to all payments, if any, on that day) of such Series or Class is reduced to less than the Redemption Percentage of the Initial Note Balance and (ii) redeem a Series or Class of Variable Funding Notes in whole or in part on a date specified in the applicable Indenture Supplement.

If the Issuer, at the direction of the Administrator, elects to redeem a Series or Class of Notes pursuant to this Section 13.1, it will cause the Issuer to notify the Indenture Trustee and the Noteholders of such redemption at least ten (10) days (or other times specified in the related Indenture Supplement) prior to the Redemption Payment Date. Unless otherwise specified in the Indenture Supplement applicable to the Notes to be so redeemed, the redemption price of a Series or Class so redeemed will equal the Redemption Amount, the payment of which will be subject to the allocations, deposits and payments sections of the related Indenture Supplement, if any.

If the Issuer is unable to pay the Redemption Amount in full on the Redemption Payment Date, such redemption shall be cancelled, notice of such cancelled redemption shall be sent to all Secured Parties and payments on such Series or Class of Notes will thereafter continue to be made in accordance with this Base Indenture and the related Indenture Supplement, and the Noteholders of such Series or Class of Notes and the related Administrative Agent shall continue to hold all rights, powers and options as set forth under this Base Indenture, until the Outstanding Note Balance of such Series or Class, plus all accrued and unpaid interest and other amounts due in respect of the Notes, is paid in full or the Stated Maturity Date occurs, whichever is earlier, subject to Article VII, Article VIII and the allocations, deposits and payments sections of this Base Indenture and the related Indenture Supplement.

(b)            Unless otherwise specified in the related Indenture Supplement, if the VFN Principal Balance of any Class of VFNs has been reduced to zero, then, upon five (5) Business Days’ prior written notice to the Noteholder thereof, the Issuer may declare such Class no longer Outstanding, in which case the Noteholder thereof shall submit such Class of Notes to the Indenture Trustee for cancellation.

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(c)            The Notes of any Series or Class of Notes shall be subject to optional redemption under this Article XIII, in whole but not in part, by the Issuer, through (i) the use of the proceeds of issuance and sale of a new Series of Notes issued hereunder, or (ii) the use of the proceeds received of any amounts funded under any Variable Funding Notes on any Business Day after the date on which the related Revolving Period ends, and on any Business Day within five (5) days prior to the end of such Revolving Period or at other times specified in the related Indenture Supplement upon five (5) days’ prior notice to the Indenture Trustee and the Noteholders. Following issuance of the Redemption Notice by the Issuer pursuant to Section 13.2 below, the Issuer shall be required to purchase the entire aggregate Note Balance of such Series or Class of Term Notes for the applicable Redemption Amount on the date set for such redemption.

(d)            The Issuer may redeem any Series or Class of Notes through (i) the use of proceeds from the issuance and sale of a new Series or Class of Notes issued hereunder, or (ii) the use of proceeds received following a VFN Note Balance Adjustment Request, on any other Business Day specified in the related Indenture Supplement.

(e)            If necessary to avoid a Borrowing Base Deficiency, the Notes of any Series or Class of Variable Funding Notes shall be subject to repayment by the Issuer, in whole or in part, up to the amount necessary to avoid a Borrowing Base Deficiency, using any other cash or funds of the Issuer other than Collections on the Participation Certificates, upon two (2) Business Day’s prior notice from the Issuer to the Indenture Trustee and the related VFN Noteholders. Any such repayment pursuant to this Section 13.1(d) shall reduce the principal balance of such Variable Funding Notes but shall not result in a reduction of any funding commitments related thereto or the Maximum VFN Principal Balance thereof (unless otherwise agreed between the Noteholders of such Variable Funding Notes and the Issuer) and (ii) may be made on a non-pro rata basis with other Series of Variable Funding Notes.

(f)            Notwithstanding any other provision of this Base Indenture, the early redemption rights of the Issuer set forth in this Section 13.1 are in addition to, the Issuer’s rights set forth in Section 2.01(b)(ii) to remove as Collateral the Participation Certificates and Mortgage Loans.

Section 13.2. Notice.

(a)            Promptly after the election to exercise any optional redemption pursuant to Section 13.1, the Issuer will notify the Indenture Trustee and each related Note Rating Agency in writing of the identity and Note Balance of the affected Series or Class of Notes to be redeemed.

(b)            Notice of redemption (each a “Redemption Notice”) will promptly be given as provided in Section 1.7. All notices of redemption will state (i) the Series or Class of Notes to be redeemed pursuant to this Article XIII, (ii) the date on which the redemption of the Series or Class of Notes to be redeemed pursuant to this Article will begin, which will be the Redemption Payment Date, and (iii) the redemption price for such Series or Class of Notes.

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Article XIV

Miscellaneous

Section 14.1. No Petition.

Each of the Indenture Trustee, the Administrative Agent, the Servicer and the Administrator, by entering into this Base Indenture, each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Base Indenture; provided, however, that nothing contained herein shall prohibit or otherwise prevent the Indenture Trustee from filing proofs of claim in any such proceeding.

Section 14.2. No Recourse.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the 1934 Act of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Section 14.3. Tax Treatment.

Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Base Indenture with the intention that for United States federal, state and local income and franchise tax purposes the Notes will qualify as indebtedness secured by the Participation Certificates and the MSRs, unless retained by the Issuer or a single beneficial owner of the equity of the Issuer for U.S. federal income tax purposes or a single affiliate of the Issuer whose ownership would cause the Notes to be treated as equity under Treasury Regulations promulgated under section 385 of the Code (each, a “Retained Note”). The Issuer, by entering into this Base Indenture, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes (other than any Retained Note) as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by applicable law in a proceeding of final determination. The Indenture Trustee shall treat the Trust Estate as a security device only. The provisions of this Base Indenture shall be construed in furtherance of the foregoing intended tax treatment.

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Section 14.4. Alternate Payment Provisions.

Notwithstanding any provision of this Base Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee and the Paying Agent, may enter into any agreement with any Noteholder of a Note providing for a method of payment or notice that is different from the methods provided for in this Base Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments or notices, as applicable, to be made in accordance with such agreements.

Section 14.5. Termination of Obligations.

The respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate upon satisfaction and discharge of this Base Indenture as set forth in Article VII, except with respect to the payment obligations described in Section 14.6(b). Upon this event, the Indenture Trustee shall release, assign and convey to the Issuer or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all monies then held in any Trust Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 14.6(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Issuer to vest in the Issuer or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral.

Section 14.6. Final Payment.

(a)            The Issuer shall give the Indenture Trustee at least ten (10) days’ prior written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final payment on and cancellation of such Notes. Not later than the fifth (5th) day prior to the Payment Date on which the final payment in respect of such Series or Class is payable to Noteholders, the Indenture Trustee or the Paying Agent shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

(b)            Notwithstanding a final payment to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if such Notes are Definitive Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in clause (a) above, the Indenture Trustee shall give a second (2nd) notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second (2nd) notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof (including costs related to giving the second (2nd) notice) shall be paid out of the funds in the Collection and Funding Account. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

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Section 14.7. Base Servicing Fee.

The parties hereto acknowledge that PLS has the right to withdraw the Base Servicing Fee with respect to any Portfolio Mortgage Loan out of collections it receives with respect to such Portfolio Mortgage Loan.

Section 14.8. Owner Trustee Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Base Indenture is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Base Indenture and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Base Indenture or any other related documents.

Section 14.9. Communications with Rating Agencies.

If the Servicer, the Administrative Agent or the Indenture Trustee shall receive any written or oral communication from any Note Rating Agency (or any of the respective officers, directors or employees of any Note Rating Agency) with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes, the Servicer, the Administrative Agent and the Indenture Trustee agree to refrain from communicating with such Note Rating Agency and to promptly notify the Administrator of such communication; provided, however, that if the Servicer, the Administrative Agent or the Indenture Trustee receives an oral communication from a Note Rating Agency, the Servicer, the Administrative Agent or the Indenture Trustee, as the case may be, is authorized to refer such Note Rating Agency to the Administrator, who will respond to such oral communication. At the written request of the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee agree to cooperate with the Administrator to provide certain information to the Administrator that may be reasonably required by a Note Rating Agency to rate or to perform ratings surveillance on the Notes, and acknowledge and agree that the Administrator shall be permitted, in turn, to provide such information to the Note Rating Agencies via the internet address identified therefor by the Administrator; provided, that the Servicer, the Administrative Agent and the Indenture Trustee shall only be required to provide such information that is reasonably available to such party at the time of request. Notwithstanding any other provision of this Base Indenture or the other Transaction Documents, under no circumstances shall the Servicer, the Administrative Agent or the Indenture Trustee be required to participate in telephone conversations or other oral communications with a Note Rating Agency, nor shall the Servicer, the Administrative Agent or the Indenture Trustee be prohibited from communicating with any nationally recognized statistical rating organization about matters other than the Notes or the transactions contemplated hereby or by the Transaction Documents. Furthermore, the Indenture Trustee may make statements to Noteholders available on its website (as contemplated by Section 3.5(a) hereof), and such action is not prohibited by this Section 14.9.

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Section 14.10. Authorized Representatives.

Each individual designated as an authorized representative of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PLS, the Administrative Agents and the Issuer (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Base Indenture on behalf of each of the Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, PLS, the Administrative Agents and the Issuer, respectively, and the specimen signature for each such Authorized Representative of the Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, PLS, the Administrative Agents and the Issuer initially authorized hereunder is set forth on Exhibits C-1, C-2, C-3 and C-4, respectively. From time to time, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PLS, the Administrative Agents and the Issuer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 14.10, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 14.11. Performance of the Issuer’s Duties by the Owner Trustee and the Administrator.

(a)            The parties hereto hereby acknowledge and agree (i) that certain duties of the Issuer will be performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement and hereby acknowledge and accept the terms of such agreement as of the date hereof and (ii) except as expressly set forth herein, the Owner Trustee shall have no duty or obligation to perform the obligations of the Issuer hereunder or to monitor the compliance of the Issuer with the terms hereof.

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(b)            Any successor to the Owner Trustee appointed pursuant to the terms of the Trust Agreement (or any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party) shall be the successor Owner Trustee under the Trust Agreement for purposes of this Base Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

Section 14.12. Noteholder or Note Owner Communications with the Indenture Trustee.

A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and give notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Depository and by notifying the Indenture Trustee and providing to the Indenture Trustee a copy of the communication such Noteholder or Note Owner, as applicable, proposes to send. Any Note Owner must provide written certification stating that the Note Owner is a beneficial owner of a Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Note. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Note Owner, unless the Noteholder or Note Owner has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the fees and expenses that it may incur in complying with the request, demand or direction.

Section 14.13. Third-Party Beneficiaries.

The parties hereto hereby acknowledge and agree that the Disposition Manager shall be an express third party beneficiary of this Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Base Indenture to be duly executed as of the day and year first above written.

PFSI ISSUER TRUST - FMSR, as Issuer

By: Wilmington Savings Fund Society FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Devon C. A. Reverdito
Name:	Devon C. A. Reverdito
Title:	Assistant Vice President

Signature Page to Base Indenture

PFSI ISSUER TRUST – FMSR

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

Signature Page to Base Indenture

PFSI ISSUER TRUST – FMSR

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

Signature Page to Base Indenture

PFSI ISSUER TRUST – FMSR

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

Signature Page to Base Indenture

PFSI ISSUER TRUST – FMSR

Schedule 1

Participation Certificates Schedule

Participation Certificate, dated as of April 28, 2021, evidencing a participation interest granted to the Indenture Trustee in the Retained MSR Excess Spread, as more particularly described in the Retained Excess Spread Participation Agreement (the “Retained Excess Spread Participation Certificate”).

Schedule 1-1

Schedule 2

Participation Agreements Schedule

Retained Excess Spread Participation Agreement, dated as of April 28, 2021, between PLS, as company, and PLS, as initial participant, as amended, supplemented, restated, or otherwise modified from time to time (the “Retained Excess Spread Participation Agreement”).

Schedule 2-1

Schedule 3

Eligible Securities Schedule

[To be provided electronically, if any]

Schedule 3-1

Schedule 4

Required Information Regarding Mortgage Loans

[On file with the Administrative Agent]

Schedule 4-1

Schedule 5

Wire Instructions

TRANSACTION PARTIES:

If to PennyMac Loan Services, LLC:

Name of Bank:	Bank of America
ABA Number of Bank:	026009593
Name of Account:	PennyMac Loan Services, LLC Operating Account
Account Number at Bank:	12914-80489

If to the Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent:
Name of Bank:	BNY Mellon
ABA Number of Bank:	021000018
Name of Account:	CSFB Mortgage Capital
Account Number:	8901149543

If to the Owner Trustee:
Name of Bank:	Wells Fargo Bank, N.A.
ABA Number of Bank:	121000248
Account Number at Bank:	2000003496376
FFC:	CH132502-0 PFSI ISSUER TRUST - FMSR

TRUST ACCOUNTS:

If to the Collection and Funding Account:

Account:	PFSI21FMSR Collection and Funding Account
Name of Bank: ABA Number of Bank:	Citibank, N.A. 021-000-089
Account Number: Account Name:	112736100 PFSI21FMSR Collect and Funding A/C 12736100

If to the Note Payment Account:

Account:	PFSI21FMSR Note Payment Account
Name of Bank:	Citibank, N.A.
ABA Number of Bank:	021-000-089
Account Number:	12736200
Account Name:	PFSI21FMSR Note Payment A/C 12736200

If to the Expense Reserve Account:

Name of Bank:	Citibank, N.A.
ABA Number of Bank:	021-000-089
Account Number:	12736300
Account Name:	PFSI21FMSR Expense Reserve A/C 12736300
Account:	PFSI21FMSR Expense Reserve Account

If to the Eligible Securities Account:

Name of Bank:	Citibank, N.A.
ABA Number of Bank:	021-000-089
Account Number:	12736400
Account Name:	PFSI21FMSR Eligible Securities A/C 12736400
Account:	PFSI21FMSR Eligible Securities Account

If to the Reserve Account:

Account:	PFSI21FMSR Series 2021-MSRVF1 Reserve Account
Name of Bank:	Citibank, N.A.
ABA Number of Bank:	021-000-089
Account Number:	12736600
Account Name:	PFSI21FMSR Ser 2021-MSRVF1 Res A/C 12736600

Exhibit A-1-2

• Exhibit A-1

Form of global RULE 144A Note

Class [___] Note	Initial Note Balance: $[___]

Note Number: [_____]	[Maximum VFN Principal Balance: $[____]] [or such lesser amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]

[CUSIP No.:]

[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.

Exhibit A-1-3

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON WHO IS NOT ANY TIME A U.S. PERSON AS DEFINED BY REGULATION S OF THE 1933 ACT AND WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A REGULATION S GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE (IN ALL ITS CAPACITIES), THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-1-4

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-1-5

PFSI ISSUER TRUST – FMSR

MSR COLLATERALIZED notes, [_]

CLASS [___] NOTE

PFSI ISSUER TRUST – FMSR, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of April 28, 2021, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), PennyMac Loan Services, LLC (“PLS”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”) and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[_], by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]

Exhibit A-1-6

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note is a Rule 144A Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.

The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE and any claim, controversy or dispute arising under or related to or in connection with this NOte, the relationship of the parties hereunder, and/or the interpretation and enforcement of the rights and duties of the parties HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1-7

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:	[_____], 20[_]

PFSI ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-1-8

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent

Exhibit A-1-9

[Reverse Of Note]

This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its PFSI ISSUER TRUST – FMSR MSR Collateralized Notes, Series [___], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

[The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.]

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-1-10

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

Notwithstanding anything to the contrary in the Indenture or any other Transaction Document, each Noteholder agrees to the following: (i) the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders; (ii) Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and (iii) pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-1-11

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

Exhibit A-1-12

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-1-13

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:  ___________________________________________

 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________

Signature Guaranteed:

_________________*/

*/NOTICE:      The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-1-14

Schedule to Series [ ], Class [__] Note

dated as of [_____], 20[_]

of PFSI ISSUER TRUST – FMSR

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-1-15

•      Exhibit A-2

Form of definitive note RULE 144a

Class [___] Note	Initial Note Balance: $[___]

Note Number: [_____]	[Maximum VFN Principal Balance: $[____]] [or such lesser amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]

[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE [MAXIMUM VFN PRINCIPAL BALANCE] [INITIAL NOTE BALANCE] SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON THAT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.

Exhibit A-2-1

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

Notwithstanding anything to the contrary in the Indenture or any other Transaction Document, each Noteholder agrees to the following: (i) the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders; (ii) Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and (iii) pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

Exhibit A-2-2

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE (IN ALL ITS CAPACITIES), THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-2-3

PFSI ISSUER TRUST – FMSR

MSR COLLATERALIZED notes, SERIES [_]

CLASS [___] NOTE

PFSI ISSUER TRUST – FMSR, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of April 28, 2021, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), PennyMac Loan Services, LLC (“PLS”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”) and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[_], by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Exhibit A-2-4

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE and any claim, controversy or dispute arising under or related to or in connection with this NOte, the relationship of the parties hereunder, and/or the interpretation and enforcement of the rights and duties of the parties HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:	[_____], 20[_]

PFSI ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-2-6

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent

Exhibit A-2-7

[Reverse Of Note]

This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its PFSI ISSUER TRUST – FMSR MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

[The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.]

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-2-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

Notwithstanding anything to the contrary in the Indenture or any other Transaction Document, each Noteholder agrees to the following: (i) the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders; (ii) Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and (iii) pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-2-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

Exhibit A-2-10

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-2-11

It is understood and agreed by the Holder of this Note that (a) this Note is executed and delivered by Wilmington Savings Fund Society, FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Wilmington Savings Fund Society, FSB, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Savings Fund Society, FSB has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Note and (e) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any other related documents.

Exhibit A-2-12

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ___________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________

Signature Guaranteed:

_________________*/

*/NOTICE:      The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-2-13

Schedule to Series [_], Class [__] Note

dated as of [_____], 20[_]

of PFSI ISSUER TRUST – FMSR

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-2-14

• Exhibit A-3

FORM OF GLOBAL REGULATION S NOTE

Class [___] Note	Initial Note Balance: $[___]

Note Number: [_____]	[Maximum VFN Principal Balance: $[____]] [or such lesser amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]

[CUSIP No.:]

[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN REGULATION S OF THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.

Exhibit A-3-1

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION REQUIRED BY SECTION 6.5(i) OF THE BASE INDENTURE AND THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A NOTE OR (IN CERTAIN LIMITED CIRCUMSTANCES) A DEFINITIVE NOTE ONLY (IN THE CASE OF AN INTEREST IN A RULE 144A GLOBAL NOTE) IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND (IN THE CASE OF A DEFINITIVE NOTE) UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-3-2

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”) TO THE NOTE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Exhibit A-3-3

PFSI ISSUER TRUST – FMSR

MSR COLLATERALIZED notes, SERIES [_]

CLASS [___] NOTE

PFSI ISSUER TRUST – FMSR, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].

Principal of this Note is payable on each applicable Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of April 28, 2021, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), PennyMac Loan Services, LLC (“PLS”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”) Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[_], by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]

Exhibit A-3-4

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note is a Regulation S Global Note deposited with DTC acting as Depository, and registered in the name of Cede & Co., a nominee of DTC, and Cede & Co., as holder of record of this Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds.

The statements in the legend relating to DTC set forth above are an integral part of the terms of this Note and by acceptance thereof each holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE and any claim, controversy or dispute arising under or related to or in connection with this NOte, the relationship of the parties hereunder, and/or the interpretation and enforcement of the rights and duties of the parties HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:	[_____], 20[_]

PFSI ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-3-6

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent

Exhibit A-3-7

[Reverse Of Note]

This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its PFSI ISSUER TRUST – FMSR MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

[The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.]

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-3-8

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

Notwithstanding anything to the contrary in the Indenture or any other Transaction Document, each Noteholder agrees to the following: (i) the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders; (ii) Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and (iii) pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Exhibit A-3-9

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

Exhibit A-3-10

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-3-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ____________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

____________________*/

*/NOTICE:      The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-3-12

Schedule to Series [     ], Class [__] Note

dated as of [     ], 20[_]

of PFSI ISSUER TRUST – FMSR

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-3-13

•     Exhibit A-4

FORM OF DEFINITIVE REGULATION S NOTE

Class [___] Note	Initial Note Balance:	$[___]

Note Number: [_____]	[Maximum VFN Principal Balance: $[____]] [or such lesser amount as contemplated by the definition of Maximum VFN Principal Balance as set forth in the [Insert Series Name] Indenture Supplement]
[CUSIP No.:]

[ISIN No.:]

THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTE BALANCE SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE 1933 ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY NOTEHOLDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) PURSUANT TO REGULATION S OF THE 1933 ACT IN AN OFF-SHORE TRANSACTION AS DEFINED IN THE 1933 ACT TO A PERSON THAT IS NOT A U.S. PERSON AS DEFINED IN REGULATION S OF THE 1933 ACT OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL DELIVER TO THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR A CERTIFICATION TO THE EFFECT THAT EITHER (I) IT IS NOT AND IS NOT ACQUIRING, HOLDING OR TRANSFERRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN ON BEHALF OF, OR USING THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ANY PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY THAT IS DEEMED TO HOLD THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN PURSUANT TO 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA (THE “PLAN ASSET REGULATIONS”), WHICH EMPLOYEE BENEFIT PLAN, PLAN OR ENTITY IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II)(A) AS OF THE DATE OF PURCHASE OR TRANSFER, IT BELIEVES THAT THIS NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATIONS AND AGREES TO SO TREAT THIS NOTE AND (B) THE TRANSFEREE’S ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN WILL SATISFY THE REQUIREMENTS OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE STATUTORY PROHIBITED TRANSACTION EXEMPTION FOR SERVICE PROVIDERS SET FORTH IN SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(20) OF THE CODE OR ANY SIMILAR CLASS OR STATUTORY EXEMPTION AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN SUBJECT TO SIMILAR LAW, WILL NOT VIOLATE ANY SIMILAR LAW.

Exhibit A-4-1

THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN SECTION 6.5 OF THE BASE INDENTURE AND SECTION [ ] OF THE RELATED INDENTURE SUPPLEMENT UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST). EACH TRANSFEREE OF THIS NOTE SHALL PROVIDE THE NOTE REGISTRAR AND THE ISSUER THE CERTIFICATION[S] REQUIRED BY SECTION 6.5(j) OF THE BASE INDENTURE AND THIS NOTE MAY BE TRANSFERRED ONLY UPON RECEIPT BY THE NOTE REGISTRAR AND INDENTURE TRUSTEE OF SUCH CERTIFICATION. PRIOR TO PURCHASING THIS NOTE, PROSPECTIVE PURCHASERS SHOULD CONSULT WITH COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTIONS FROM THE RESTRICTIONS ON RESALE OR TRANSFER.

THIS NOTE IS A LIMITED RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED TO RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE. THE ISSUER IS NOT PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE. THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SERVICER, THE INDENTURE TRUSTEE, THE CALCULATION AGENT, THE PAYING AGENT, THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

Exhibit A-4-2

PFSI ISSUER TRUST – FMSR

MSR COLLATERALIZED NOTES, SERIES [_]

CLASS [___] NOTE

PFSI ISSUER TRUST – FMSR, a Delaware statutory trust (the “Issuer”), for value received, hereby promises to pay to [______________], or registered assigns (the “Noteholder”), [interest, fees and principal as provided in the Indenture] [the principal sum of [__________] $[________], or such part thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture].

Principal of this Note is payable on each applicable [Interim Payment Date and] Payment Date as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Outstanding Note Balance of this Note bears interest at the applicable Note Interest Rate as set forth in the Indenture. On each applicable [Interim Payment Date and] Payment Date, in accordance with the terms and provisions of the Indenture, interest on this Note will be paid as set forth in Section[s] [4.4] and 4.5 of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement.

Capitalized terms used but not defined herein have the meanings set forth in the Base Indenture (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of April 28, 2021, among the Issuer, Citibank, N.A. (“Citibank”), as Indenture Trustee (the “Indenture Trustee”), Calculation Agent (the “Calculation Agent”), Paying Agent (the “Paying Agent”) and Securities Intermediary (the “Securities Intermediary”), PennyMac Loan Services, LLC (“PLS”), as Administrator (the “Administrator”) and as Servicer (the “Servicer”) and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent (the “Administrative Agent”), and an Indenture Supplement (as may be amended, restated, supplemented or otherwise modified from time to time, the “[Insert Series Name] Indenture Supplement” and together with the Base Indenture, the “Indenture”), dated as of [_____], 20[_], by and among [insert parties to Indenture Supplement].

[In the event of a VFN Principal Balance increase funded by the Noteholders, the Noteholder of this Note shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of any VFN Principal Balance increase funded by it, and each repayment thereof; provided, that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder’s rights with respect to the VFN Principal Balance and its right to receive interest payments in respect thereof.]

[By its acceptance of this Note, each Noteholder covenants and agrees, until the termination of the Revolving Period, on each Funding Date or each Limited Funding Date to advance amounts in respect of any VFN Principal Balance increase hereunder to the Issuer, subject to and in accordance with the terms of the Indenture.]

[In the event of a payment of all or a portion of the Note Balance of this Note, in accordance with the terms and provisions of the Indenture, the Noteholder thereof shall, and is hereby authorized to, record on the schedule attached to this Note the date and amount of the Outstanding Note Balance of this Note following such payment.]

Exhibit A-4-3

Absent manifest error, the [Note] [VFN Principal] Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee, the Note Registrar and the Issuer; provided, that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder’s rights with respect to the [Note] [VFN Principal] Balance of its Note and such Noteholder’s right to receive payments in respect of principal and interest in respect thereof.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

Unless the certificate of authentication hereon shall have been executed by an Authorized Signatory of the Indenture Trustee and, if an Authenticating Agent has been appointed by the Indenture Trustee pursuant to Section 11.12 of the Base Indenture, by manual signature of such Authenticating Agent, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture and/or be valid for any purpose.

THIS NOTE and any claim, controversy or dispute arising under or related to or in connection with this NOte, the relationship of the parties hereunder, and/or the interpretation and enforcement of the rights and duties of the parties HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-4-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer, as of the date set forth below.

Date:	[_____], 20[_]

PFSI ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Issuer Authorized Officer

Exhibit A-4-5

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent

Exhibit A-4-6

[Reverse Of Note]

This Note is one of the duly authorized Class [__] Notes of the Issuer, designated as its PFSI ISSUER TRUST – FMSR MSR Collateralized Notes, Series [__], Class [__] (herein called the “Class [__] Notes”), all issued under the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

[The payments on the Class [__] Notes are [senior to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes][, and subordinate to the Class [__] Notes, the Class [__] Notes and the Class [__] Notes], as and to the extent provided in the Indenture.]

The principal of and interest and fees on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture.

The entire unpaid principal amount and all accrued and unpaid interest and fees of this Note shall be due and payable on the earlier of (i) any Redemption Payment Date as set forth in Section 13.1 of the Base Indenture [or in Section [ ] of the [Series Name] Indenture Supplement] and (ii) the Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount and all accrued and unpaid interest of the Notes shall be immediately due and payable on the date on which an Event of Default of the kind specified in clauses (b), (c) or (q) of Section 8.1 of the Base Indenture occurs, and, if any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee or the requisite percentage of Noteholders of each Series, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders), may declare all Notes to be immediately due and payable in the manner provided in the Indenture. All applicable principal payments on the Notes shall be made to the Holders of the Notes entitled thereto in accordance with the terms of the Indenture.

The Trust Estate secures this Class [__] Note and all other Class [__] Notes equally and ratably without prejudice, priority or distinction between any Class [__] Note and any other Class [__] Note. The Notes are limited recourse obligations of the Issuer and are limited in right of payment to amounts available from the Trust Estate, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

Any payment of interest or principal on this Note shall be paid on the applicable [Interim Payment Date and] Payment Date as set forth in the Indenture to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

Exhibit A-4-7

[Any reduction in the Note Balance of this Note (or any one or more predecessor Notes) effected by any payments made on any applicable [Interim Payment Date and] Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.]

[Any reduction in the Maximum VFN Principal Balance or the VFN Principal Balance, as the case may be, of this Class [ ] Note (or any one or more predecessor Notes) effected by any payments made with respect thereto or otherwise pursuant to the terms of the Indenture shall be binding upon all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any VFN Principal Balance increase of this Class [ ] Note (or any one or more predecessor Notes) effected by payments to the Issuer shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Class [ ] Note and of any Note issued upon the registration of transfer hereof or exchange hereof or in lieu hereof, whether or not noted hereon.]

Notwithstanding anything to the contrary in the Indenture or any other Transaction Document, each Noteholder agrees to the following: (i) the rights of any Noteholder will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders; (ii) Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgment Agreement in the event of a termination of the Servicer or other transfer of MSRs; and (iii) pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”), and thereupon one or more new Notes of authorized denominations and in the same [aggregate principal amount] [VFN Principal Balance] will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Exhibit A-4-8

Each Noteholder, by acceptance of a Note or a beneficial ownership interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended, of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Issuer, or join in any institution against the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes and this Indenture.

The Issuer has entered into the Indenture and this Note is issued with the intention that, for United States federal, state and local income and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by its acceptance of a Note, and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agrees to treat such Notes as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agent of the Issuer, the Note Registrar, the Paying Agent or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer or other parties thereto and the rights of the Holders of the Notes under the Indenture at any time pursuant to the terms and provisions of Article XII of the Base Indenture and Section [ ] of the [Series Name] Indenture Supplement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Notes or a particular Class of Notes, on behalf of all of the Noteholders, or the Administrative Agent, as applicable, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

Exhibit A-4-9

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

This Note is issuable only in definitive form in denominations as provided in the [Series Name] Indenture Supplement, subject to certain limitations therein set forth.

Notwithstanding any other provisions herein or in the Indenture, a Holder of this Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on this Note on the Stated Maturity Date and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of the Holder; provided, however, that notwithstanding any other provision of the Indenture to the contrary, the obligation to pay principal of or interest on this Note or any other amount payable to the Holder will be without recourse to the Administrator, the Servicer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary or any Affiliate (other than the Issuer), officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder will be limited to amounts available from the Trust Estate and subject to the priority of payment set forth in the Indenture.

Notwithstanding any other terms of the Indenture or this Note, the obligations of the Issuer hereunder are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of the Indenture, the Holder hereof shall not be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No Holder of this Note shall have recourse for the payment of any amount owing in respect of this Note or the Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under this Note or the Indenture. The foregoing provisions of this Note shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, or (iii) limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Exhibit A-4-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ____________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

____________________*/

*/NOTICE:      The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of STAMP.

Exhibit A-4-11

Schedule to Series [_], Class [__] Note

dated as of [_____], 20[_]

of PFSI ISSUER TRUST – FMSR

[Interim Payment Date] [Payment Date] [Payment Date of Additional Note Balance/Decrease Note Balance]	Aggregate Amount of [principal payment] [Funding of VFN Principal Balance Increase] on Class [__] Notes	[Percentage Interest in] Aggregate Note Balance of the Class [__] Notes following [advance/] payment	[Percentage of Interest in] Aggregate Note Balance of this Class [__] Note following [advance/] payment	Note Balance of Note following [advance/] payment

Exhibit A-4-12

•       Exhibit B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF NOTES PURSUANT TO RULE 144a

Issuer	PFSI ISSUER TRUST – FMSR

3043 Townsgate Road

Westlake Village, CA 91361

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

with a copy to:

Wilmington Savings Fund Society, FSB, as Owner Trustee

500 Delaware Avenue, 11th Floor

Wilmington

DE 19801

Attention: Corporate Trust Administration

Administrator	PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village

CA 91361

Attention: Treasurer

Indenture Trustee	Citibank, N.A.

Agency & Trust

388 Greenwich Street

New York, NY 10013

Ref.: PFSI ISSUER TRUST – FMSR, Series [_]

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

Note Registrar	Citibank, N.A.

480 Washington Boulevard, 30th Floor

Jersey City, NJ 07310

Attn: Agency & Trust PFSI ISSUER TRUST – FMSR

Re:	$[ ] PFSI ISSUER TRUST – FMSR, MSR Collateralized Notes, Series 20__-__, Class ____

Reference is hereby made to the Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among PFSI ISSUER TRUST – FMSR, as Issuer, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and the “Administrative Agents” from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

Exhibit B-1-1

[NOTE: COMPLETE [A] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE DURING THE DISTRIBUTION COMPLIANCE PERIOD. COMPLETE [B] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE. COMPLETE [C] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE. COMPLETE [D] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A RULE 144A DEFINITIVE NOTE. COMPLETE [E] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE. COMPLETE [F] FOR A TRANSFER OF AN INTEREST IN RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE. COMPLETE [G] FOR A TRANSFER OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A RULE 144A DEFINITIVE NOTE.]

[A]           This letter relates to _____________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _________) (CUSIP No. ___________) in the name of _____________ (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a beneficial interest in a Rule 144A Global Note (CUSIP No. ____________) in the name of _______________ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

[B]            This letter relates to _____________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. _________) (CUSIP No. ___________) in the name of _____________ (the “Transferor”) through [Euroclear] [Clearstream], which in turn holds through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. ____________) in the name of _______________ (the “Transferee”), pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

[C]            This letter relates to a Regulation S Definitive Note (ISIN No. _________) (CUSIP No.  ______________) in the principal amount of _________________ in the name of ____________ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. ____________) in the name of ____________________ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

Exhibit B-1-2

[D]           This letter relates to a Regulation S Definitive Note (ISIN No. _________) (CUSIP No. _____________) in the principal amount of __________________ in the name of _______________ (the “Transferor”). The Transferor has requested a transfer of such Note for a Rule 144A Definitive Note (CUSIP No. ______________) in the name of _____________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

[E]            This letter relates to _____________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note (CUSIP No. ___________) in the name of __________________(the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Rule 144A Definitive Note (CUSIP No. ___________) in the name of _________________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith in a Transferee Certification completed by the Transferee.

[F]            This letter relates to a Rule 144A Definitive Note (CUSIP No. __________) in the principal amount of _____________ in the name of _______________ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Rule 144A Global Note (CUSIP No. ____________) in the name of ____________________ (the “Transferee”), to be held through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

[G]           This letter relates to a Rule 144A Definitive Note (CUSIP No._________) in the principal amount of ____________ in the name of _______________ (the “Transferor”). The Transferor has requested a transfer of such Notes for another Rule 144A Definitive Note (CUSIP No. _____________) in the name of __________________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a Transferee that the Transferor reasonably believes is purchasing the Notes for its own account and the Transferor reasonably believes that the Transferee is a “qualified institutional buyer” within the meaning of Rule 144A, and such Transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

If the Transferor is the Noteholder of a Regulation S Note (or an interest therein) and intends to transfer such Note (or such interest) to the Transferee taking delivery of such Note (or such interest) in the form of a Restricted Note (or interest therein), the Transferor hereby certifies that the transfer is being made after the end of the Distribution Compliance Period.

Exhibit B-1-3

The certificate and the statements contained herein are made for your benefit.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:

Dated:

Exhibit B-1-4

TRANSFEREE CERTIFICATION

Issuer	PFSI ISSUER TRUST – FMSR

3043 Townsgate Road

Westlake Village, CA 91361

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

with a copy to:

Wilmington Savings Fund Society, FSB, as Owner Trustee

500 Delaware Avenue, 11th Floor

Wilmington

DE 19801

Attention: Corporate Trust Administration

Administrator	PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village

CA 91361

Attention: Treasurer

Indenture Trustee	Citibank, N.A.

Agency & Trust

388 Greenwich Street

New York,

NY 10013

Ref.: PFSI ISSUER TRUST – FMSR, Series [_]

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

Note Registrar	Citibank, N.A.

480 Washington Boulevard, 30th Floor

Jersey City, NJ 07310

Attn: Agency & Trust PFSI ISSUER TRUST – FMSR

Re:	$[ ] PFSI ISSUER TRUST – FMSR, MSR Collateralized Notes, Series [_], Class ____

Reference is hereby made to the Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among PFSI ISSUER TRUST – FMSR, as Issuer, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and the “Administrative Agents” from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

Exhibit B-1-5

The undersigned (the “Transferee”) intends to purchase $________ Note Balance of Class __Notes (the “Notes”) from the Transferor named in the Transfer Certificate to which this Transferee Certification is attached. In connection with the registration of the transfer of such Notes, the Transferee hereby executes and delivers to each of you this “Transferee Certification” in which the Transferee certifies to each of you the information set forth herein.

1.            The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”) and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

2.            The Transferee understands that the Notes have not been registered under the 1933 Act or registered or qualified under any state securities laws and that no transfer may be made unless the Notes are registered under the 1933 Act and under applicable state law or unless the transfer complies with Section 6.5 of the Indenture and any provision in any applicable Indenture Supplement. The Transferee further understands that neither the Transferor, the Administrator, the Servicer, the Indenture Trustee nor the Note Registrar is under any obligation to register the Notes or make an exemption from such registration available.

3.            The Transferee is acquiring the Notes for its own account or for the account of a “qualified institutional buyer” (as defined in Rule 144A, a “QIB”), and understands that such Notes may be resold, pledged or transferred only (a) to a person reasonably believed to be such a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (b) to a transferee that is a person that is not a U.S. person acquiring such interest in an “offshore transaction” (as defined in Regulation S) in compliance with the provisions of Regulation S, if the transfer is otherwise made in accordance with any applicable securities laws of any state of the United States or any other relevant jurisdiction. In addition, such transfer may be subject to additional restrictions and is subject to compliance with certain procedures, as set forth in Section 6.5 of the Indenture referred to below and any provision in any applicable Indenture Supplement. By its execution of this agreement, the Transferee agrees that it will not resell, pledge or transfer any of the Notes to anyone otherwise than in strict compliance with Rule 144A, or pursuant to another exemption from registration under the 1933 Act and all applicable state securities laws, and in strict compliance with the transfer restrictions set forth in Section 6.5 of the Indenture. The Transferee will not attempt to transfer any or all of the Notes pursuant to Rule 144A unless the Transferee offers and sells such Certificates only to QIBs or to offerees or purchasers that the Transferee and any person acting on behalf of the Transferee reasonably believe (as described in paragraph (d)(l) of Rule 144A) is a QIB.

Exhibit B-1-6

4.            The Transferee has been furnished with all information that it requested regarding (a) the Notes and distributions thereon and (b) the Indenture.

5.            The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee (or any account or which it is pursuing) is able to bear the economic risk of an investment in the Notes and can afford a complete loss of such investment.

6.            The Transferee is an “accredited investor” as defined in paragraph (1), (2), (3) or (7) of Rule 501(a) under the 1933 Act.

7.            Either (i) the Transferee is not, and is not acquiring, holding or transferring the Notes on behalf of or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in Section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or Section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) (A) the Transferee is acquiring a Note, (B) as of the date of the transfer or purchase, it believes that such Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Note and (C) the Transferee’s acquisition, holding and disposition of the Notes will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions affected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to Similar Law, will not violate any such substantially Similar Law).

8.            If the Transferee is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such account.

Exhibit B-1-7

The Transferee hereby further acknowledges that:

(i)            the rights of any Transferee will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders;

(ii)           Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgement Agreement in the event of a termination of the Servicer or other transfer of MSRs; and

(iii)          pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Indenture, pursuant to which the Notes were issued.

IN WITNESS WHEREOF, the undersigned has caused this Transferee Certification to be executed by its duly authorized representative as of the day and year first above written.

[TRANSFEREE]

By:

Name:

Title:

Exhibit B-1-8

Annex A1 to Exhibit B-1

TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES

1.            As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

2.            The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee owned and/or invested on a discretionary basis at least $____________ in securities [Note to reviewer - the amount in the previous blank must be at least $100,000,000 unless the Transferee is a dealer, in which case the amount filled in the previous blank must be at least $10,000,000.] (except for the excluded securities referred to in paragraph 3 below) as of _______________ [specify a date on or since the end of the Transferee’s most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

_____	Corporation, etc. The Transferee is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other similar institution referenced in Section 3(a)(5)(A) of the Act), a partnership, or a Massachusetts or similar business trust.

_____	Bank. The Transferee (a) is a national bank or banking institution as defined in Section 3(a)(2) of the 1933 Act and is organized under the laws of a state, territory or the District of Columbia; the business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than 18 months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which financial statements is attached hereto.

_____	Savings and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in Section 3(a)(5)(A) of the 1933 Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than 18 months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.

Exhibit B-1-9

_____	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

_____	Insurance Company. The Transferee is an insurance company as defined in Section 2(13) of the 1933 Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

_____	State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

_____	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

_____	Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

_____	Other. The Transferee qualifies as a “qualified institutional buyer” as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a “qualified institutional buyer” as defined in Rule 144A.

3.            The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

4.            For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

5.            The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.

Exhibit B-1-10

6.	Will the Transferee be purchasing the Notes only for the Transferee’s own account?	____ YES	____ NO

If the answer to the foregoing question is “NO”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ day of ___________, ______.

Print Name of Transferee
By:
Name:
Title:
Date:

Exhibit B-1-11

Annex A2 to Exhibit B-1

REGISTERED INVESTMENT COMPANIES

1.            As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Notes (the “Transferee”) or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the “Adviser”).

2.            The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), because (a) the Transferee is an investment company (a “Registered Investment Company”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and (b) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $___________ [Note to reviewer - the amount in the previous blank must be at least $100,000,000] in securities (other than the excluded securities referred to in paragraph 4 below) as of ________________ [specify a date on or since the end of the Transferee’s most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities to the Transferee or the Transferee’s Family of Investment Companies was used.

_____	The Transferee owned $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

_____	The Transferee is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.            The term “Family of Investment Companies” as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a “series company,” as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

4.            The term “securities” as used herein does not include (a) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.

5.            The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.

Exhibit B-1-12

6.            The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Purchased Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this ____ of ____________, ______.

[Print Name of Transferee or Adviser]

By:

Name:

Title:

IF AN ADVISER:

[Print Name of Transferee]

Date:

Exhibit B-1-13

•  Exhibit B-2

FORM OF TRANSFEREE CERTIFICATE for transfer of notes pursuant to regulation s

[Transferee to Receive Regulation S Note]

Issuer	PFSI ISSUER TRUST – FMSR

3043 Townsgate Road

Westlake Village, CA 91361

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

with a copy to:

Wilmington Savings Fund Society, FSB, as Owner Trustee

500 Delaware Avenue, 11th Floor

Wilmington

DE 19801

Attention: Corporate Trust Administration

Administrator	PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village

CA 91361

Attention: Treasurer

Indenture Trustee	Citibank, N.A.

Agency & Trust

388 Greenwich Street

New York,

NY 10013

Ref.: PFSI ISSUER TRUST – FMSR, Series [_]

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

Note Registrar	Citibank, N.A.

480 Washington Boulevard, 30th Floor

Jersey City, NJ 07310

Attn: Agency & Trust PFSI ISSUER TRUST – FMSR

Re:	$[ ] PFSI ISSUER TRUST – FMSR, MSR Collateralized Notes, Series [_], Class ____

Exhibit B-2-1

Reference is hereby made to the Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among PFSI ISSUER TRUST – FMSR, as Issuer, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and the “Administrative Agents” from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[NOTE: COMPLETE [A] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE DURING THE DISTRIBUTION COMPLIANCE PERIOD. COMPLETE [B] FOR A TRANSFER OF AN INTEREST IN A RULE 144A GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE. COMPLETE [C] FOR A TRANSFER OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE. COMPLETE [D] FOR A TRANSFER OF AN INTEREST IN A RULE 144A DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A REGULATION S DEFINITIVE NOTE. COMPLETE [E] FOR A TRANSFER OF AN INTEREST IN A REGULATION S GLOBAL NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE. COMPLETE [F] FOR A TRANSFER OF AN INTEREST IN REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE. COMPLETE [G] FOR A TRANSFER OF AN INTEREST IN A REGULATION S DEFINITIVE NOTE TO A TRANSFEREE THAT TAKES DELIVERY IN THE FORM OF A REGULATION S DEFINITIVE NOTE.]

[A]          This letter relates to ________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note (CUSIP No. ________) in the name of ________ (the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a beneficial interest in a Regulation S Global Note (ISIN No. ________) (CUSIP No. ________ ) in the name of ________ (the “Transferee”) through [Euroclear] [Clearstream], which in turn holds through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

[B]           This letter relates to ________ principal amount of Notes that are held in the form of a beneficial interest in a Rule 144A Global Note (CUSIP No. ________ ) in the name of ________ (the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Regulation S Definitive Note (ISIN No. ________) (CUSIP No. _______) in the name of ________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

[C]           This letter relates to a Rule 144A Definitive Note (CUSIP No. ________) in the principal amount of ________ in the name of ________(the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for a beneficial interest in a Regulation S Global Note (ISIN No. ________) (CUSIP No. ________) in the name of ________ (the “Transferee”) through [Euroclear] [Clearstream], which in turn holds through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

Exhibit B-2-2

[D]          This letter relates to a Rule 144A Definitive Note (CUSIP No._______________) in the principal amount of _______________ in the name of _______________ (the “Transferor”). The Transferor has requested a transfer of such Note for a Regulation S Definitive Note (ISIN No. ________) (CUSIP No._______________) in the name of _______________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

[E]           This letter relates to _______________ principal amount of Notes that are held in the form of a beneficial interest in a Regulation S Global Note (ISIN No. ________) (CUSIP No._______________) in the name of _______________ (the “Transferor”) through the Depository. The Transferor has requested a transfer of such beneficial interest in the Notes for a Regulation S Definitive Note (ISIN No. ________) (CUSIP No. _______________) in the name of _______________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

[F]           This letter relates to a Regulation S Definitive Note (ISIN No. ________) (CUSIP No. _______________) in the principal amount of _______________ in the name of _______________ (the “Transferor”). The Transferor has requested a transfer of such Note for a beneficial interest in a Regulation S Global Note (ISIN No. ________) (CUSIP No. _____________) in the name of _______________ (the “Transferee”) through [Euroclear] [Clearstream], which in turn holds through the Depository. Delivered herewith is a Transferee Certification completed by the Transferee.

[G]           This letter relates to a Regulation S Definitive Note (ISIN No. ________) (CUSIP No. ________) in the principal amount of ________ in the name of _______________ (the “Transferor”). The Transferor has requested of such beneficial interest in the Notes for Regulation S Definitive Note (ISIN No. ________) (CUSIP No. ________) in the name of ________ (the “Transferee”) pursuant to Section 6.5 of the Indenture. Delivered herewith is a Transferee Certification completed by the Transferee.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes, and that:

the offer of the Notes was not made to a person in the United States;

at the time the buy order was originated, the Transferee was outside the United States or the Transfer and any person acting on its behalf reasonably believed that the Transferee was outside the United States no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”); and

the Transferee is not a U.S. person.

Exhibit B-2-3

If the Transferor is the Noteholder of a Regulation S Note (or an interest therein) and intends to transfer such Note (or such interest) to the Transferee taking delivery of such Note (or such interest) in the form of a Restricted Note (or interest therein), the Transferor hereby certifies that the transfer is being made after the end of the Distribution Compliance Period.

Exhibit B-2-4

The certificate and the statements contained herein are made for your benefit.

[INSERT NAME OF TRANSFEROR]

By:
Name:
Title:
Dated:

Exhibit B-2-5

TRANSFEREE CERTIFICATION

Issuer	PFSI ISSUER TRUST – FMSR

3043 Townsgate Road

Westlake Village, CA 91361

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

with a copy to:

Wilmington Savings Fund Society, FSB, as Owner Trustee

500 Delaware Avenue, 11th Floor

Wilmington

DE 19801

Attention: Corporate Trust Administration

Administrator	PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village

CA 91361

Attention: Treasurer

Indenture Trustee	Citibank, N.A.

Agency & Trust

388 Greenwich Street

New York,

NY 10013

Ref.: PFSI ISSUER TRUST – FMSR, Series [_]

Attention: PFSI ISSUER TRUST – FMSR Collateralized Notes

Note Registrar	Citibank, N.A.

480 Washington Boulevard, 30th Floor

Jersey City, NJ 07310

Attn: Agency & Trust PFSI ISSUER TRUST – FMSR

Re:	$[ ] PFSI ISSUER TRUST – FMSR, MSR Collateralized Notes, Series [_], Class ____

Reference is hereby made to the Base Indenture, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among PFSI ISSUER TRUST – FMSR, as Issuer, PennyMac Loan Services, LLC, as Administrator and as Servicer, and Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and the “Administrative Agents” from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

Exhibit B-2-6

The undersigned (the “Transferee”) intends to purchase $________ Note Balance of Class __Notes (the “Notes”) from the Transferor named in the Transfer Certificate to which this Transferee Certification is attached. In connection with the registration of the transfer of such Notes, the Transferee hereby executes and delivers to each of you this “Transferee Certification” in which the Transferee certifies to each of you the information set forth herein.

1.            The Transferee (i) is acquiring such Notes in an offshore transaction in accordance with Rule 904 of Regulation S, (ii) is acquiring such Notes for its own account, (iii) is not acquiring, and has not entered into any discussions regarding its acquisition of, such Notes while it is in the United States of America or any of its territories or possessions, (iv) understands that such Notes are being sold without registration under the Securities Act by reason of an exemption that depends, in part, on the accuracy of these representations, (v) understands that such Notes may not, absent an applicable exemption, be transferred without registration and/or qualification under the Securities Act and applicable state securities laws and the laws of any other applicable jurisdiction and (vi) understands that prior to the end of the Distribution Compliance Period, interests in a Regulation S Note may only be held through Euroclear or Clearstream.

The Transferee understands that the Notes have not been registered under the Securities Act and, therefore, cannot be offered or sold in the United States or to U.S. persons (as defined in Rule 902(k) promulgated under the Securities Act) unless they are registered under the Securities Act or unless an exemption from registration is available. Accordingly, the certificates representing the Notes will bear a legend stating that the Notes have not been registered under the Securities Act and setting forth certain of the restrictions on transfer of the Notes. The Transferee understands that the Issuer has no obligation to register the Notes under the Securities Act or to comply with the requirements for any exemption from the registration requirements of the Securities Act.

The Transferee understands that the Notes (or any interest therein) may be resold, pledged or transferred only (a) to a person whom the Transferee reasonably believes after due inquiry is, and who has certified that it is, a “qualified institutional buyer” (a “QIB”) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (b) to a transferee that is a non-U.S. person acquiring such interest in an “offshore transaction” (as defined in Regulation S) in compliance with the provisions of Regulation S, if the transfer is otherwise made in accordance with any applicable securities laws of any state of the United States or any other relevant jurisdiction. In addition, such transfer may be subject to additional restrictions and is subject to compliance with certain procedures, as set forth in Section 6.5 of the Indenture referred to above.

The Transferee has been furnished with all information that it requested regarding (a) the Notes and distributions thereon and (b) the Indenture.

The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee (or any account or which it is pursuing) is able to bear the economic risk of an investment in the Notes and can afford a complete loss of such investment.

Exhibit B-2-7

Either (i) the Transferee is not, and is not acquiring, holding or transferring the Notes on behalf of or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in Section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or Section 4975 of the Code, or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) (A) as of the date of the transfer or purchase, it believes that such Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Note and (B) the Transferee’s acquisition, holding and disposition of the Notes will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions affected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to Similar Law, will not violate any such substantially Similar Law).

The Transferee hereby further acknowledges that:

(i)            the rights of any Transferee will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract, and no Noteholder enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Acknowledgment Agreement except to the extent that the Indenture Trustee is entering into and shall perform under the Acknowledgment Agreement in its capacity as Indenture Trustee for the benefit of the Noteholders;

(ii)            Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets under the Acknowledgement Agreement in the event of a termination of the Servicer or other transfer of MSRs; and

(iii)            pursuant to the Fannie Mae Lender Contract, Fannie Mae has the right to offset liabilities owed to it subject to the Acknowledgment Agreement against fees and compensation paid to the Servicer prior to any distribution of excess servicing to any Noteholder.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Indenture, pursuant to which the Notes were issued.

Exhibit B-2-8

IN WITNESS WHEREOF, the undersigned has caused this Transferee Certification to be executed by its duly authorized representative as of the day and year first above written.

[TRANSFEREE]

By:

Name:

Title:

Exhibit B-2-9

•  Exhibit C-1

AUTHORIZED REPRESENTATIVES OF THE INDENTURE TRUSTEE,
CALCULATION AGENT, PAYING AGENT AND

SECURITIES INTERMEDIARY

[See Attached]

Exhibit C-1-1

•  Exhibit C-2

AUTHORIZED REPRESENTATIVES OF PENNYMAC LOAN SERVICES, LLC, AS
SERVICER AND AS ADMINISTRATOR

Name:	Title:	Signature

Exhibit C-2-1

•  Exhibit C-3

AUTHORIZED REPRESENTATIVES OF THE ADMINISTRATIVE AGENT

Name:	Title:	Signature

Exhibit C-3-1

•     Exhibit C-4

AUTHORIZED REPRESENTATIVES OF THE ISSUER

[See attached]

Exhibit C-4-1

•    Exhibit D

FORM OF CERTIFICATE OF AUTHENTICATION OF INDENTURE TRUSTEE AND AUTHENTICATING AGENT

[See attached]

Exhibit D-1

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series or Class designated herein and referred to in the within-mentioned Indenture and Indenture Supplement.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
	Title:	Authorized Signatory of Indenture Trustee

AUTHENTICATING AGENT’S

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Class designated herein and referred to in the within-mentioned Indenture and Indenture Supplement.

Date: [_____], 20[_]	CITIBANK, N.A., not in its individual capacity but solely as Authenticating Agent

By:
	Title:	Authorized Signatory of Authenticating Agent

Exhibit D-1-2

Exhibit E

FORM OF INDENTURE SUPPLEMENT

[To be provided]

Exhibit E-1

•    Exhibit F

FORM OF RISK RETENTION CERTIFICATION

[______], 2021

Citibank, N.A.

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attention: PFSI ISSUER TRUST – FMSR MSR Collateralized Notes

RE:     Risk Retention Certification

Ladies and Gentlemen:

Reference is made to (i) the Base Indenture, dated as of April 28, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), among PFSI ISSUER TRUST – FMSR (the “Issuer”), Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary (the “Indenture Trustee”), PennyMac Loan Services, LLC (“PLS”) and Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), (ii) the Series [_] Indenture Supplement, dated as of [____], 2021 (the “Series [_] Indenture Supplement,” and together with the Base Indenture, the “Indenture”), among the Issuer, the Indenture Trustee, PLS, as Servicer and as Administrator, and the Administrative Agent and (iii) the Risk Retention Side Letter, dated as of [____], 2021 (the “Risk Retention Side Letter”), between PLS and the Issuer. Capitalized terms not otherwise defined in this letter agreement shall have the same meanings as specified therefor in the Indenture or the Risk Retention Side Letter, as applicable.

In connection with, and in consideration of the agreements contained in the Indenture, as of the date first above written:

(a)	PLS certifies to the Issuer on behalf of each holder of a Series [_] Note that: (i) as an originator for the purposes of the Retention Requirements, it has held on an on-going basis, a material net economic interest in the securitization transaction contemplated by the Note Purchase Agreement, which is not less than 5% of the aggregate nominal value of the Participation Certificates (the “Retained Economic Interest”) measured at the time of each acquisition of a Participation Certificate by the Issuer; (ii) the Retained Economic Interest takes the form of a first loss tranche in accordance with paragraph 1(d) of Article 405 of the Capital Requirements Regulation, as represented by, initially, PLS’ direct ownership of the Owner Trust Certificate and the Issuer’s associated rights to residual cash flow under the Base Indenture; (iii) it has held up to 100% of the membership interest in the Owner Trust Certificate; (iv) the aggregate capital contributions made by PLS with respect to the ownership interests in the Issuer have represented at least 5.0% of the aggregate nominal value of the Participation Certificates measured at the time of origination as described in (i) above; and (v) PLS has not sold or entered into any credit risk mitigation, short positions or any other hedges or otherwise sought to mitigate its credit risk with respect to its ownership interests in the Issuer or the Participation Certificates (except as permitted by the Capital Requirements Regulation); and

Exhibit F-1

(b)	the Issuer certifies to each holder of a Series [_] Note for purposes of the Retention Requirements that it has not sold or entered into any credit risk mitigation, short positions or any other hedges or otherwise sought to mitigate its credit risk with respect to Retained Economic Interest or the Participation Certificates (except as permitted by the Capital Requirements Regulation).

Exhibit F-2

IN WITNESS WHEREOF, the undersigned have caused this certification to be executed by its duly authorized representative as of the date first above written.

PennyMac Loan Services, LLC

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

Schedule 5-1

PFSI ISSUER TRUST – FMSR

By: PENNYMAC LOAN SERVICES, LLC, as Administrator

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

Schedule 5-2

APPENDIX A

DEFINED TERMS

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Accepted Servicing Practices” means, with respect to any Mortgage Loan, (i) those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and (ii) those practices required from time to time by Fannie Mae.

“Account Bank” means Bank of America, N.A., and any successor thereto in such capacity.

“Acknowledgment Agreement” means collectively, (i) the Acknowledgment Agreement, dated as of April 28, 2021, by and among Fannie Mae, PLS, the Guarantor and the Indenture Trustee, and (ii) the Subordination of Interest Agreement.

“Act” when used with respect to any Noteholder, has the meaning set forth in Section 1.5 of the Base Indenture.

“Act of Insolvency” means, with respect to any Person or its Affiliates, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such party or an Affiliate or any substantial part of the property of either; (iii) the appointment of a receiver, conservator, or manager for such party or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party or an Affiliate of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party or an Affiliate of such party of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party or of any of its Affiliates, or shall have taken any action to displace the management of such party or of any of its Affiliates or to curtail its authority in the conduct of the business of such party or of any of its Affiliates.

“Action” when used with respect to any Noteholder, has the meaning set forth in Section 1.5 of the Base Indenture.

Schedule 5-3

“Activation Notice” has the meaning set forth in the Dedicated Account Control Agreement.

“Additional Note Payment” means, for each Series of Notes, the meaning as specified in the related Indenture Supplement, if specified therein.

“Administration Agreement” means the Administration Agreement, dated as of the Closing Date, by and between the Issuer and the Administrator.

“Administrative Agent” means (i) initially, CSFB or any Affiliate of the foregoing or any successor thereto in respect of the Series of Notes for which it is designated as an Administrative Agent therefor in the related Indenture Supplement, and (ii) in respect of any Series, the Person(s) specified in the related Indenture Supplement. Unless the context indicates otherwise in any Indenture Supplement for such Indenture Supplement, each reference to the “Administrative Agent” herein or in any other Transaction Document shall be deemed to constitute a collective reference to each Person that is an Administrative Agent. If (x) any Person that is an Administrative Agent resigns as an Administrative Agent in respect of all Series for which it was designated as the Administrative Agent or (y) all of the Notes in respect of each Series for which any Person was designated as the Administrative Agent are repaid or redeemed in full, such Person shall cease to be an “Administrative Agent” for purposes hereof and each other Transaction Document.

“Administrative Expenses” means any amounts due from or accrued for the account of the Issuer with respect to any period for any administrative expenses incurred by the Issuer, including (i) to any accountants, agents, counsel and other advisors of the Issuer (other than the Owner Trustee) for reasonable and customary fees and expenses; (ii) to any other person in respect of any governmental fee, charge or tax; (iii) to any other Person (other than the Owner Trustee) in respect of any other fees or expenses permitted under this Base Indenture (including indemnities) and the documents delivered pursuant to or in connection with this Base Indenture and the Notes; (iv) any and all fees and expenses of the Issuer incurred in connection with its entry into and the performance of its obligations under any of the agreements contemplated by this Base Indenture; (v) the orderly winding up of the Issuer following the cessation of the transactions contemplated by this Base Indenture; and (vi) any and all other reasonable and customary fees and expenses incurred by the Issuer in connection with the transactions contemplated by this Base Indenture, but not in duplication of any amounts specifically provided for in respect of the Indenture Trustee, the Owner Trustee, the Administrator or any VFN Noteholder.

“Administrator” means PLS, in its capacity as the Administrator on behalf of the Issuer, and any successor to PLS in such capacity.

“Administrator’s Calculation Report” has the meaning set forth in Section 3.1(a) of the Base Indenture.

“Advance Rate” means, with respect to any Series of Notes, and for any Class within such Series, if applicable, the percentage specified as its “Advance Rate” in the Indenture Supplement for such Series.

Schedule 5-4

“Advance Rate Trigger Event” means the occurrence of an Advance Rate Trigger 1 Event or an Advance Trigger 2 Event.

“Advance Rate Trigger 1 Event” means the occurrence of any of the following:

(i)            the Servicer SDQ Rate exceeds 2.00% over three (3) consecutive months in a quarter;

(ii)           Net Earnings are negative for two (2) consecutive calendar quarters; or

(iii)           a decline in the Lender Adjusted Net Worth of 25% over a single quarter.

“Advance Rate Trigger 2 Event” means the occurrence of any of the following:

(i)            the Servicer SDQ Rate exceeds 4.00% over three (3) consecutive months in a quarter;

(ii)            Net Earnings are negative for four (4) consecutive quarters and there is a decline in the Lender Adjusted Net Worth of 30% or more during the same period;

(iii)           Fannie Mae issues a PIP and the PIP is not remedied within six (6) months; or

(iv)          a decline in the Lender Adjusted Net Worth of 40% over two (2) consecutive quarters.

“Advance Reimbursement Amount” means any amount which the Servicer collects on a Mortgage Loan, withdraws from a custodial account or receives from any successor servicer or Fannie Mae pursuant to the Fannie Mae Guide, as reimbursement for advances in its capacity as Servicer with respect to Fannie Mae MBS.

“Adverse Claim” means a lien, security interest, charge, encumbrance or other right or claim of any Person (other than (A) the liens created in favor of the Secured Parties or assigned to the Secured Parties by (i) this Base Indenture, (ii) the PC Repurchase Agreement or (iii) any other Transaction Document, (B) the rights of Fannie Mae under the Fannie Mae Lender Contract) or (C) the Owner Trustee Lien.

“Adverse Effect” when used in this Base Indenture with respect to any Series or Class of Notes and any event, means that such event is reasonably likely, at the time of its occurrence, to (i) result in the occurrence of an Event of Default relating to such Series or Class of Notes, (ii) materially adversely affect (A) the amount of funds available to be paid to the Noteholders of such Series or Class of Notes pursuant to this Base Indenture, (B) the timing of such payments or (C) the rights or interests of the Noteholders of such Series or Class, (iii) materially adversely affect the Security Interest of the Indenture Trustee for the benefit of the Secured Parties in the Collateral unless otherwise permitted by this Base Indenture, or (iv) materially adversely affect the collectability of the Collateral.

Schedule 5-5

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person; provided, however, that in respect of PLS or Guarantor, the term “Affiliate” shall include only Guarantor and its wholly owned subsidiaries.

“Ancillary Income” means all income derived from a Mortgage Loan (other than payments or other collections in respect of principal, interest, escrow payments and prepayment penalties attributable to such Mortgage Loan) and to which the Servicer or any Subservicer, as the servicer or subservicer of the Mortgage Loan, is entitled in accordance with the Lender Contract, including, (i) all late charges, fees received with respect to checks or bank drafts returned by the related bank for insufficient funds, assumption fees, optional insurance administrative fees, all interest, income, or credit on funds deposited in the escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loan (subject to Applicable Law and the Lender Contract), (ii) reconveyance fees, subordination fees, speedpay fees, mortgage pay on the web fees, automatic clearing house fees, demand statement fees, modification fees, if any, and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable by the mortgagor under Applicable Law or pursuant to the terms of the related Mortgage Note, and (iii) if and to the extent that any FHA Loans, USDA Loans or VA Loans are Subject Mortgages, any incentive fees payable by FHA under the applicable FHA Mortgage Insurance Contract, by USDA under the USDA Loan Guarantee Document, or by VA under the applicable VA Loan Guaranty Agreement, as applicable, to the Servicer or any Subservicer, as servicer or subservicer of the Mortgage Loans, including incentive amounts payable in connection with Mortgage Loan modifications and other loss mitigation activities.

“Applicable Law” has the meaning set forth in Section 4.1 of the Base Indenture.

“Applicable Rating” means, for each Class of Notes, the rating(s) specified as such for such Class in the related Indenture Supplement, if applicable. Only those rating(s) specified for any Class of Notes that are made at the request of Issuer shall be applicable for purposes of this Base Indenture.

“Appraised Market Value” means, for any MSR, the appraised market value established in accordance with the Fannie Mae Servicing Guide.

“Asset” means (a) the Participation Certificates and (b) the related MSRs, in each case, sold or pledged to secure the Obligations under the PC Repurchase Agreement.

“Asset Base” means for any date of determination, the product of (1) the Purchase Price Percentage and (2) the then-current Market Value.

“Asset File” means the documents described in Section 2.2 of the Base Indenture pertaining to a particular Participation Certificate.

“Asset Schedule” means a schedule, in the form attached to the PC Repurchase Agreement, listing as of the date of such schedule the applicable Participation Certificate and the applicable Participation Agreement, as such schedule shall be updated from time to time in accordance with Section 2.02 of the PC Repurchase Agreement.

Schedule 5-6

“Authenticating Agent” means any Person authorized by the Indenture Trustee to authenticate Notes under Section 11.12 of the Base Indenture.

“Authorized Signatory” means, with respect to any entity, each Person duly authorized to act as a signatory of such entity at the time such Person signs on behalf of such entity.

“Available Funds” means, with respect to:

(i)            any Interim Payment Date, (A) all Collections on the Participation Certificates, the Eligible Securities or the Pledged Margin Securities received during the related Collection Period and on deposit in the Collection and Funding Account, plus (B) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such Interim Payment Date (including any cash amounts that are on deposit in the Collection and Funding Account which the Administrator has instructed the Indenture Trustee to apply in accordance with Section 4.4.(a)(iii) of the Base Indenture); and

(ii)            any Payment Date, (A) all Collections on the Participation Certificates, the Eligible Securities or the Pledged Margin Securities received during the related Collection Period and on deposit in the Collection and Funding Account, plus (B) any income from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (C) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such Payment Date (including any cash amounts that are on deposit in the Collection and Funding Account which the Administrator has instructed the Indenture Trustee to apply in accordance with Section 4.5(a)(1)(ix) of the Base Indenture) plus (D) any amounts released from the Series Reserve Account under the Series 2021-MSRVF1 Indenture Supplement.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101 et seq.

“Base Indenture” means the Base Indenture, dated April 28, 2021, among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as Administrator and as Servicer and the Administrative Agent, including the schedules and exhibits thereto.

“Base Servicing Fee” shall have the meaning set forth in the Retained Excess Spread Participation Agreement.

“Base Servicing Fee Rate” means, for the Retained MSR Excess Spread Participation Certificate, the “Base Servicing Fee Rate” set forth as such in the Retained Excess Spread Participation Agreement. For any other Participation Certificate, as set forth in the related Participation Agreement.

Schedule 5-7

“Benefit Plan Investor” has the meaning set forth in Section 3.9(b) of the Trust Agreement.

“Book-Entry Notes” means a note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository); provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be “Book-Entry Notes”.

“Borrowing Base” means, as of any date of determination, an amount equal to the aggregate Collateral Value (as calculated using clause (b) of the definition of Market Value Percentage) of the Portfolio.

“Borrowing Base Deficiency” means the positive difference, if any, of:

(i)            the aggregate VFN Principal Balances of all Outstanding Series of VFNs; and

(ii)            the sum of:

(a)            the product of: (1) (A) the more recent of the Borrowing Base on the Borrowing Base Determination Date preceding such date of determination, or the Interim Borrowing Base on the Interim Borrowing Base Determination Date preceding such date of determination minus (B) the aggregate of the Term Note Series Invested Amounts, and (2) the Weighted Average Advance Rate in respect of all Outstanding Series of VFNs; and

(b)            the Market Value of any Eligible Securities that have been transferred and delivered to the Issuer pursuant to the PC Repurchase Agreement prior to the Payment Date or Interim Borrowing Base Payment Date, as applicable; provided, however, that aggregate Market Value of all Eligible Securities and all Pledged Margin Securities, together, cannot exceed an amount equal to 15% of the Borrowing Base as of such date of determination; provided, further, that any Eligible Security shall only be included for purposes of determining the Borrowing Base Deficiency for a maximum of three (3) consecutive months;

(c)            any cash amounts that are on deposit in the Collection and Funding Account that were deposited by the Administrator prior to the Payment Date or Interim Borrowing Base Payment Date, as applicable, which the Administrator has instructed the Indenture Trustee to reserve in the Collection and Funding Account pursuant to Sections 4.4(a)(iii) and Section 4.5(a)(1)(vii) of the Base Indenture; and

Schedule 5-8

(d)            the Market Value of any Pledged Margin Securities that have been pledged to the Issuer pursuant to the PC Repurchase Agreement prior to the Payment Date or Interim Borrowing Base Payment Date, as applicable; provided, however, that aggregate Market Value of all Pledged Margin Securities and all Eligible Securities, together, cannot exceed an amount equal to 15% of the Borrowing Base as of such date of determination; provided, further, that any Pledged Margin Securities shall only be included for purposes of determining the Borrowing Base Deficiency for a maximum of three (3) consecutive months.

“Borrowing Base Determination Date” means, with respect to any Payment Date, the Business Day of the month of such Payment Date on which the MSR Valuation Agent performs its Market Value Report based on the information contained in the MSR Monthly Report.

“Borrowing Capacities” means, for any Outstanding Series of VFNs on any date, the difference between (i) the related Maximum VFN Principal Balance on such date and (ii) the related VFN Principal Balance on such date.

“Business Day” means, for any Class of Notes, any day other than (i) a Saturday or Sunday or (ii) any other day on which (x) national banking associations or state banking institutions in New York, New York, the State of California, the State of Texas, the State of Delaware or the city and state where the Corporate Trust Office is located or (y) the Federal Reserve Bank of New York are authorized or obligated by law, executive order or governmental decree to be closed; provided that, when used in the context of a Payment Date, Business Day means any day other than a (i) a Saturday or Sunday or (ii) a day on which the Federal Reserve Bank of New York is closed.

“Buyer Parties” means any or all of the VFN Repo Buyer, the Administrative Agent, the Indenture Trustee, the Owner Trustee and any other parties acting on behalf of the Issuer.

“Calculation Agent” means the same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as calculation agent pursuant to the terms of this Base Indenture.

“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of the PC Repurchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020.

“Cash Equivalents” has the meaning set forth in Section 1 of the PC Repo Pricing Side Letter.

Schedule 5-9

“Certificate of Authentication” means the certificate of the Indenture Trustee or the alternative certificate of the Authenticating Agent, substantially in the form attached to the Base Indenture in Exhibit D.

“Certificate of Trust” means the Certificate of Trust filed for the Trust on February 3, 2021, pursuant to the Original Trust Agreement and Section 3810(a) of the Statutory Trust Statute.

“Certificate Register” and “Certificate Registrar” means the register mentioned and the registrar appointed pursuant to Section 3.3 of the Trust Agreement.

“Certificateholder” has the meaning set forth in the Trust Agreement.

“Change in Control” means:

(i)            any transaction or event as a result of which Guarantor ceases to own, beneficially or of record, through one of its wholly-owned Subsidiaries, more than 50% of the stock of PLS, except with respect to an initial public offering of PLS’s common stock on a U.S. national securities exchange;

(ii)           the sale, transfer, or other disposition of all or substantially all of PLS’s assets (excluding any such action taken in connection with any securitization transaction); or

(iii)          the consummation of a merger or consolidation of PLS with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of PLS immediately prior to such merger, consolidation or other reorganization.

“Citibank” means Citibank, N.A. and any successor or assign thereto.

“Class” means, with respect to any Notes, the class designation assigned to such Note in the related Indenture Supplement. A Series issued in one class, with no class designation in the related Indenture Supplement, may be referred to herein as a “Class”.

“Class Invested Amount” means, as of any date of determination:

(i)            for any Class of a Series of Variable Funding Notes, an amount equal to: (a) the sum of (1) the outstanding Note Balance of such Class (as reduced by (A) the Scheduled Principal Payment Amount actually paid on such Class on such Payment Date, if applicable, and (B) the Early Amortization Event Payment Amount actually paid on such Class on such Payment Date, if applicable), plus (2) the aggregate outstanding Note Balances of all Classes of Variable Funding Notes within the same Series of Variable Funding Notes that are senior to or pari passu with such Class on such date and not otherwise captured in clause (1), divided by (b) the highest Advance Rate in respect of such Class of Variable Funding Notes; and

Schedule 5-10

(ii)            for any Class of a Series of Term Notes, an amount equal to: (a) the sum of (1) the outstanding the Note Balance of such Class (as reduced by (A) the Scheduled Principal Payment Amount actually paid on such Class on such Payment Date, if applicable, and (B) the Early Amortization Event Payment Amount actually paid on such Class on such Payment Date, if applicable), plus (2) the aggregate outstanding Note Balances of all Classes of Term Notes within the same Series of Term Notes that are senior to or pari passu with such Class on such date and not otherwise captured in clause (1), divided by (b) the highest Advance Rate in respect of such Class of Term Notes.

“Clearing Corporation” has the meaning set forth in Section 8-102(a)(5) of the UCC.

“Clearstream” means Clearstream Banking, S.A., and any successor thereto.

“Closing Date” means April 28, 2021.

“Code” means the Internal Revenue Code of 1986.

“Collateral” has the meaning set forth in the Granting Clause of the Base Indenture.

“Collateral Value” means, as of the applicable Determination Date, the difference between (i) the product of (A) the related Market Value Percentage and (B) the aggregate unpaid principal balance of the Mortgage Loans and (ii) the Stop-Loss Cap.

“Collection and Funding Account” means the non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Sections 4.1 and 4.7 of the Base Indenture and entitled “Citibank, N.A., as Indenture Trustee for the PFSI ISSUER TRUST – FMSR Collateralized Notes, Collection and Funding Account” or such of the foregoing that can be reflected on the account systems of the institution maintaining such account.

“Collection Period” means, (i) for the first Interim Payment Date or Payment Date, the period beginning on the Cut-off Date and ending at the end of the day before the Determination Date for such Interim Payment Date or Payment Date, and (ii) for each subsequent Interim Payment Date or Payment Date, the period beginning at the opening of business on the most recent preceding Determination Date and ending as of the close of business on the day before the Determination Date for such Interim Payment Date or Payment Date.

“Collection Policy” means PLS’s policies regarding Collections and remittance in accordance with the provisions of the PC Repurchase Agreement and the Servicing Contracts and shall include the charging and collection of fees for servicing functions, including, without limitation, the charging of late fees, assumption fees, modification fees and other clerical or administrative fees in the ordinary course of servicing.

Schedule 5-11

“Collections” means (i) any amounts received by PLS relating to the Participation Certificates, including, any amounts received by PLS and payable to the Issuer under the PC Repurchase Agreement or the PC Repo Guaranty and (ii) any amounts received by the Indenture Trustee relating to the Eligible Securities; provided, however, that Collections shall not include amounts related to the Base Servicing Fee, Ancillary Income or the Advance Reimbursement Amounts.

“Commitment Period” means the period from and including the Closing Date to but not including the Termination Date or such earlier date on which the obligations of the Issuer, as Repo Buyer, under the PC Repurchase Agreement shall have terminated pursuant to the terms thereof.

“Confidential Information” has the meaning set forth in Section 10.10(b) of the PC Repurchase Agreement.

“Consideration” means, (a) in the context of delivery thereof by the Issuer, as Repo Buyer, any or all of (i) the Owner Trust Certificate, including increases in the value thereof pursuant to Sections 4.4(b) or 4.5(e) of the Base Indenture, (ii) one or more Variable Funding Notes and (iii) cash, and (b) in the context of delivery thereof by PLS, as Repo Seller, in satisfaction of a Margin Deficit, any or all of (i) a reduction in the value of the Owner Trust Certificate pursuant to the terms of the PC Repurchase Agreement and (ii) any Margin Call Payment.

“Control,” “Controlling” or “Controlled” means possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Corporate Trust Office” means, for each Series of Notes, as specified in the related Indenture Supplement.

“CSFB” has the meaning set forth in the Preamble of the Base Indenture.

“Cumulative Default Supplemental Fee Shortfall Amount” means, for each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee or Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate, plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.

“Cumulative Interest Shortfall Amount” means, for each Payment Date and each Class of Notes, any portion of the Interest Payment Amount (calculated under clause (i) or clause (ii)(1), as applicable, of the definition thereof, if applicable) for that Class for all previous Payment Dates that has not been paid if any, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Cumulative Interest Shortfall Amount Rate on each such shortfall from the Payment Date on which such shortfall first occurred to but excluding the current Payment Date.

Schedule 5-12

“Cumulative Interest Shortfall Amount Rate” has the meaning set forth in the related Indenture Supplement.

“Cumulative Step-Up Fee Shortfall Amount” means, for each Payment Date and each Class of Notes, any portion of the Step-Up Fee or Cumulative Step-Up Fee Shortfall Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate and plus the Step-Up Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.

“Current Amounts Due” means the sum of: (A) all reasonable internal costs and actual expenses related to the following actions (if taken): (1) the determination of the Appraised Market Value; (2) stabilizing the servicing of the Subject Mortgages; (3) the sale and transfer of the Servicing Rights; and (4) any action brought by Fannie Mae before a court of its choice for leave to interplead any Distributable Funds; and (B) all actual amounts due under the Fannie Mae Lender Contract to Fannie Mae on the Servicer’s Fannie Mae Portfolio because of any of the following up to and including the date Fannie Mae terminates the Servicing Rights: (1) any breach of selling representations, warranties or covenants made or assumed by the Servicer; (2) any breach of any servicing obligations by the Servicer; (3) any actual unperformed obligations under the regular servicing option or other recourse agreements; and (4) any other obligations the Servicer currently owes to Fannie Mae. If the Subject Mortgages make up less than the Servicer’s Fannie Mae Portfolio, the costs and expenses referred to in clause (A) above include all sums related to the Servicer’s Fannie Mae Portfolio through the end of the 24-month period following the date, if any, Fannie Mae terminates the Servicing Rights.

“Custodian” has the meaning set forth in Section 2.3 of the Base Indenture.

“Cut-off Date” means the Closing Date.

“Dedicated Account” means the demand deposit account identified as number 1291480489, and named “PennyMac Loan Services, LLC, in trust for PFSI ISSUER TRUST – FMSR – Dedicated Account”, which account has been established by PLS, the Indenture Trustee, as secured party, the Issuer, the Guarantor and the Account Bank for the benefit of the Indenture Trustee at the Account Bank.

“Dedicated Account Control Agreement” means, the Deposit Account Control Agreement, dated as of April 28, 2021, among PLS, the Issuer, the Indenture Trustee, the Guarantor and the Account Bank, pursuant to which to the Dedicated Account is established.

“Default” means an event, condition or default that, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

“Default Period” means the period of time that begins upon the occurrence of an Event of Default and ends on the earlier to occur of (i) the date on which the Event of Default has been waived or cured pursuant to the terms of the Base Indenture or (ii) the date on which all Classes or Series of Notes not waiving such Event of Default are paid or redeemed in full in accordance with the terms of the Base Indenture.

Schedule 5-13

“Default Supplemental Fee” has the meaning set forth in the related Indenture Supplement, if applicable.

“Default Supplemental Fee Rate” has the meaning set forth in the related Indenture Supplement, if applicable.

“Definitive Note” means a Note issued in definitive, fully registered form evidenced by a physical Note, substantially in the form of one or more of the Definitive Notes attached as Exhibit A-2 and Exhibit A-4 to the Base Indenture.

“Depository” means initially, The Depository Trust Company, the nominee of which is Cede & Co., and any permitted successor depository. The Depository shall at all times be a Clearing Corporation.

“Depository Agreement” means, for any Series or Class of Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the Depository, dated as of the related Issuance Date, relating to such Notes.

“Depository Participant” means a broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date” means, in respect of any Payment Date or Interim Payment Date, three (3) Business Days before such Payment Date or Interim Payment Date.

“Determination Date Report” means a report delivered by the Administrator as described in Section 3.2(a) of the Base Indenture, which shall be delivered in the form of one or more electronic files.

“Disposition Management Agreement” means the Disposition Management Agreement, dated as of April 28, 2021, among the Disposition Manager, the Indenture Trustee, PLS and the Administrative Agent.

“Disposition Manager” means Pentalpha Surveillance LLC, or any successor thereto.

“Disposition Manager Fee” shall have the meaning set forth in the Disposition Management Agreement.

“Distributable Funds” means any Net Proceeds available for distribution.

“Distribution Compliance Period” means, in respect of any Regulation S Global Note or Regulation S Definitive Note, the forty (40) consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the 1933 Act) pursuant to Regulation S and (b) the Issuance Date for such Notes.

Schedule 5-14

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“DTC” has the meaning set forth in Section 5.4(a) of the Base Indenture.

“Early Amortization Event” means the occurrence of any of the following events:

(i)            the unpaid principal balance of the Portfolio is less than $4,000,000,000;

(ii)           the Servicer SDQ Rate exceeds 6.00%;

(iii)          the Market Value of a base fee equal to 12.5 basis points, inclusive of Ancillary Income and servicing costs, is less than $10,000,000;

(iv)         claims by Fannie Mae relating to breaches of representations and warranties for the underlying Mortgage Loans that remain unresolved following sixty (60) days from the date the related cure and rebuttal periods permitted under the Fannie Mae Guide have been exhausted, and the related compensatory fees and principal balance of mortgage loans for such unresolved claims exceed 0.025% of the unpaid principal balance of the underlying Mortgage Loans as of the end of any calendar month; provided, however that once PLS and Fannie Mae have agreed to an indemnification such indemnification shall be deemed to be a resolved claim and therefore not part of the foregoing calculation; or

(v)           notice by Fannie Mae of a material breach by the Servicer of the Fannie Mae Lender Contract which remains uncured for ninety (90) days.

“Early Amortization Event Payment Amount” has the meaning set forth in the related Indenture Supplement.

“Early Amortization Period” means, for all Series of Notes, the period that begins upon the occurrence of an Early Amortization Event and ends on the date when the Early Amortization Event is no longer in effect, pursuant to the requirements set forth in Section 4.12 of the Base Indenture.

“Eligible Account” means an account or accounts maintained with an insured depository institution that meets the rating requirements adopted by Fannie Mae and set forth in the Fannie Mae Lender Contract.

“Eligible Asset” means any Asset:

(a)            which relates to a Servicing Contract for Mortgage Loans in an Eligible Securitization Transaction in which PLS is acting in the capacity of servicer;

(b)            which complies with all Applicable Laws and other legal requirements, whether federal, state or local;

(c)            which provides for payment in Dollars;

Schedule 5-15

(d)            which was not originated in or subject to the Laws of a jurisdiction whose Laws would make such Asset, or the financing thereof contemplated by the PC Repurchase Agreement unlawful, invalid or unenforceable and is not subject to any legal limitation on transfer;

(e)            which is owned solely by PLS subject to the relevant Servicing Contract free and clear of all Liens other than Liens in favor of the Issuer, as Repo Buyer and has not been sold, conveyed, pledged or assigned to any other lender, purchaser or Person;

(f)            in respect of which Asset Seller has complied in all material respects with the Collection Policy and the related Servicing Contract or Participation Agreement, as applicable;

(g)            which is not an obligation of the United States of America, any State or any agency or instrumentality or political subdivision thereof (other than Fannie Mae);

(h)            in respect of which the information set forth in the Asset Schedule and the related Servicing Contract and, with respect to the Participation Certificates, the Participation Agreement, is true and correct in all material respects;

(i)            in respect of which PLS has obtained from each Person that may have an interest in such Asset all acknowledgments or approvals, if any, that are necessary to pledge such Asset as contemplated by the PC Repurchase Agreement;

(j)            (i) which complies with the representations and warranties set forth on Schedules 1-A and 1-B of the PC Repurchase Agreement, (ii) with respect to Eligible Securities complies with the representations and warranties to be agreed upon by the Repo Buyer, the Administrative Agent and the Repo Seller and to be set forth on Schedule 1-C to the PC Repurchase Agreement and (iii) with respect to Pledged Margin Securities, complies with the representations and warranties to be agreed upon by the Repo Buyer, the Administrative Agent and the Repo Seller and to be set forth on Schedule 1-D to the PC Repurchase Agreement;

(k)            which with respect to any Asset that constitutes MSRs:

(1)            constitutes an “account” or a “general intangible” as defined in the Uniform Commercial Code and is not evidenced by an “instrument,” as defined in the Uniform Commercial Code as so in effect;

(2)            relates to an Eligible Securitization Transaction, where the related Participation Certificate is sold to the Issuer, as Repo Buyer, under the PC Repurchase Agreement;

(3)            arose pursuant to a Servicing Contract that is in full force and effect and under which the Servicer has not been terminated; and

(4)           the related Participation Certificate is an Eligible Asset the PC Repurchase Agreement; and

Schedule 5-16

(l)            which with respect to any Asset that constitutes a Participation Certificate:

(1)            is intended to constitute a “security” as defined in the Uniform Commercial Code and is evidenced by a certificate;

(2)            for which the related MSRs relate to an Eligible Securitization Transaction and have been pledged to the Issuer, as Repo Buyer, under the PC Repurchase Agreement;

(3)            for which the Participation Certificate arose pursuant to a Participation Agreement that is in full force and effect; and

(4)            for which the related MSRs are an Eligible Asset under the PC Repurchase Agreement;

in each case as of the related Purchase Date and as of each day that such Asset shall be subject to a Transaction under the PC Repurchase Agreement.

“Eligible Securities Account” means the non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Sections 4.1 and 4.7 of the Base Indenture and entitled “Citibank, N.A., as Indenture Trustee for the PFSI ISSUER TRUST – FMSR Collateralized Notes, Eligible Securities Account” or such of the foregoing that can be reflected on the account systems of the institution maintaining such account.

“Eligible Security” means any of the following obligations and securities: (i) (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; or (ii) mortgage backed securities issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, each of which shall be listed on Schedule 3 of the Base Indenture, which schedule may be maintained in electronic form.

“Eligible Securitization Transaction” means any Fannie Mae MBS which, as of the date of the related Transaction and as of each day that any Asset shall be subject to a Transaction under the PC Repurchase Agreement (unless expressly agreed upon in writing by the Issuer, as Repo Buyer, to the contrary) with respect to which the related Servicing Contract and is in full force and effect, at any time any Asset related to such Servicing Contract is subject to a Transaction, and under which the servicer has not been terminated, resigned or become subject to a right of termination or other “trigger event.”

“Eligible Servicer” means an approved Fannie Mae servicer that Fannie Mae determines in Fannie Mae’s reasonable discretion, (a) is able to service the Subject Mortgages in light of the needs and characteristics of the Subject Mortgages, (b) is able to perform all of its existing servicing obligations, and (c) is in compliance with the Fannie Mae Lender Contract.

Schedule 5-17

“Eligible Subservicer” means an established mortgage servicer that (A)(i) has been a Fannie Mae approved issuer for at least two (2) years, (ii) services mortgage loans with an aggregate unpaid principal balance greater than or equal to $30,000,000,000 and (iii) has a servicer rating of at least “Average” by S&P, “SQ3” by Moody’s or “RPS3” by Fitch, and (B) is party to an Eligible Servicing Agreement.

“Eligible Subservicing Agreement” means a subservicing agreement (i) that has been approved in writing by Repo Buyer under the PC Repurchase Agreement, (ii) the subservicer of which is an Eligible Subservicer, and (iii) that has not been assigned or amended in any respect that is materially adverse to Noteholders with respect to the remittance of servicing fees or advance reimbursements without the prior written consent of Repo Buyer under the PC Repurchase Agreement.

“EO13224” has the meaning set forth in Section 3.18 of the PC Repurchase Agreement.

“Entitlement Order” has the meaning set forth in Section 8-102(a)(8) of the UCC.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any corporation or trade or business that, together with PLS or the Guarantor is treated as a single employer under Section 414(b) or (c) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as single employer described in Section 414 of the Code.

“Euroclear” means Euroclear Bank S.A./N.V. as operator of the Euroclear System, and any successor thereto.

“Event of Default” means (i) with respect to the Base Indenture, the meaning set forth in Section 8.1 of the Base Indenture and (ii) with respect to the PC Repurchase Agreement, the meaning set forth in Section 7.01 of the PC Repurchase Agreement.

“Excess Spread” means, for the Retained MSR Excess Spread Participation Certificate, “Retained MSR Excess Spread” as defined in the Retained Excess Spread Participation Agreement. For any other Participation Certificate, as set forth in the related Participation Agreement.

Schedule 5-18

“Expense Limit” means, with respect to: (i) expenses and indemnification amounts (A) in any year, for the Owner Trustee, the Indenture Trustee (in all its capacities) and the MSR Valuation Agent, $300,000 (with $150,000 being reserved for the Indenture Trustee), (B) for any single Payment Date, for the Indenture Trustee only (in all its capacities) $50,000 and (C) for any single Payment Date, for the Owner Trustee only $150,000; and (ii) Administrative Expenses, in any year, $50,000; provided, that the Expense Limit shall only apply to payments made pursuant to Sections 4.5(a)(1)(i) and (ii) of the Base Indenture; and provided, further, that any amounts in excess of the Expense Limit that have not been paid pursuant to Section 4.5 of the Base Indenture may be applied toward and subject to the Expense Limit for the subsequent year and may be paid in a subsequent year.

“Expense Reserve Account” means the segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Sections 4.1 and 4.6 of the Base Indenture, and entitled “Citibank, N.A., as Indenture Trustee for the PFSI ISSUER TRUST – FMSR Collateralized Notes, Expense Reserve Account”.

“Expense Reserve Required Amount” means, with respect to any date of determination, $200,000 (with $150,000 being reserved for the Indenture Trustee).

“Expenses” means all present and future expenses reasonably incurred by or on behalf of the Issuer, as Repo Buyer, in connection with the negotiation, execution or enforcement or the ongoing operations relating to the PC Repurchase Agreement, the Indenture or any of the other Program Agreements, and Participation Agreements, and any amendment, supplement or other modification or waiver related thereto, whether incurred prior to or after the Closing Date, which expenses shall include any trustee or other service provider fees, indemnification payments, MSR transfer costs, the cost of title, lien, judgment and other record searches, reasonable attorneys’ fees, any ongoing audits or due diligence costs in connection with valuation, entering into Transactions or determining whether a Margin Deficit may exist, and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created by the PC Repurchase Agreement.

“Facility Entity” has the meaning set forth in Section 9.5(i) of the Base Indenture.

“Fannie Mae” means the Federal National Mortgage Association and any successor thereto.

“Fannie Mae Approvals” shall have the meaning set forth in Section 6.10 of the PC Repurchase Agreement.

“Fannie Mae Eligibility Requirements” has the meaning set forth in Section 3.2(b)(xii) of the Base Indenture.

“Fannie Mae Guide” means the Fannie Mae Selling Guide and the Fannie Mae Servicing Guide.

“Fannie Mae Lender Contract” means collectively, the Mortgage Selling and Servicing Contract and all applicable Pool Purchase Contracts between Fannie Mae and the Servicer, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Servicer.

Schedule 5-19

“Fannie Mae MBS” means an MBS issued by Fannie Mae, the issuance of which, and the servicing of such Fannie Mae eligible mortgage loans by PLS, being governed in all respects by the Fannie Mae Lender Contract, including such Fannie Mae eligible mortgage loans for which (i) PLS has submitted a fully completed Request for Approval for Transfer and consummated a purchase and sale transaction with an eligible Fannie Mae approved issuer to acquire MSRs, (ii) Fannie Mae has approved and consented to such acquisition of MSRs by PLS by delivering a consent notice to PLS in accordance with Chapter A2-7-3 of the Fannie Mae Servicing Guide, and (iii) PLS has started servicing the related MSRs and collecting payments from the borrowers.

“Fannie Mae Requirements” includes the Fannie Mae Lender Contract (whether specific to PLS or of general application), in addition to the contracts (including any related guaranty agreement, master servicing agreement, master agreement for servicer’s principal and interest custodial account, master agreement for servicer’s escrow custodial account, master custodial agreement, schedule of subscribers and any other agreement or arrangement), and all applicable rules, regulations, communications, memoranda and other written directives, procedures, manuals, guidelines, including the Fannie Mae Eligibility Requirements, and any other information or material incorporated therein, defining the rights and obligations of Fannie Mae and Servicer, with respect to the Mortgage Loans.

“Fannie Mae Selling Guide” means the Fannie Mae Single Family Selling Guide.

“Fannie Mae Servicing Guide” means, the Fannie Mae Single Family Servicing Guide.

“FATCA” means sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, guidance notes, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code.

“FCPA” has the meaning set forth in Section 10.1(h) of the Base Indenture.

“FCPA Entity” or “FCPA Entities” has the meaning set forth in Section 10.1(h) of the Base Indenture.

“FDIA” has the meaning set forth in Section 10.12(c) of the PC Repurchase Agreement.

“FDICIA” has the meaning set forth in Section 10.12(d) of the PC Repurchase Agreement.

“Fee Letter” means, for any Series, as defined in the related Indenture Supplement, if applicable.

“Fees” means, collectively, with respect to any Interest Accrual Period, the Indenture Trustee Fee, the Owner Trustee Fee, the Disposition Manager Fee and the MSR Valuation Agent Fee.

Schedule 5-20

“FHA” means the Federal Housing Administration, an agency within HUD, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulations.

“FHA Loan” means a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.

“FHA Mortgage Insurance Contract” means the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.

“FHA Regulations” means the regulations promulgated by the Department of HUD under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

“Fidelity Insurance” means insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to PLS’s regulators.

“Final Payment Date” means, for any Class of Notes, the earliest of (i) the Stated Maturity Date for such Class, (ii) after the end of the related Revolving Period, the Payment Date on which the Note Balance of the Notes of such Class has been reduced to zero, and (iii) the Payment Date which follows the Payment Date on which all proceeds of the sale of the Trust Estate are distributed pursuant to Section 8.6 of the Base Indenture.

“Financial Asset” has the meaning set forth in Section 8-102(a)(9) of the UCC.

“Financial Statements” means the consolidated financial statements of the Guarantor and PLS prepared in accordance with GAAP for the year or other period then ended.

“Fitch” means Fitch Ratings, Inc., or any successor thereto.

“Forbearance Loan” means any Mortgage Loan (i) for which the borrower has requested forbearance pursuant to §4022 of the CARES Act, (ii) for which one or more regular monthly payments have not been made, and (iii) which is still in the Forbearance Period (i.e., the Mortgage Loan has not been reinstated or resolved).

“Forbearance Period” means the period of time during which the Forbearance Loan has not been reinstated as a result of (i) Servicer receiving the borrower’s full monthly contractual payments previously past due, (ii) Servicer confirming that the borrower (a) has resolved the hardship, (b) is able to continue making the full monthly contractual payment, and (c) is able to reinstate such Forbearance Loan; (iii) the borrower completing a trial period plan related to the Forbearance Loan or otherwise resolving the Forbearance Loan in accordance with the Fannie Mae Guide; (iv) the borrower completing a permitted workout option (i.e., flex modification, short sale, or deed-in-lieu of foreclosure), or (v) the borrower paying in full the Forbearance Loan.

Schedule 5-21

“Full Amortization Period” means, for all Series of Notes, the period that begins upon the commencement of the Full Amortization Period pursuant to Section 4.12 of the Base Indenture and ends on the date on which the Notes of all Series are paid or redeemed in full.

“Funding Amount” means the amount of a funding proposed to be released or drawn on a VFN on any Funding Date, that does not cause a Borrowing Base Deficiency.

“Funding Certification” means a report delivered by the Administrator in respect of each Funding Date pursuant to Section 4.3(a) of the Base Indenture.

“Funding Conditions” means, with respect to any proposed Funding Date, the following conditions:

(i)            no Borrowing Base Deficiency shall exist following the proposed funding (without giving effect to the Market Value of any Eligible Securities, Pledged Margin Securities or cash amounts on deposit in the Collection and Funding Account), and the Administrative Agent shall be satisfied in its sole discretion that it has a current accurate valuation of the Portfolio to support such determination;

(ii)            no breach of representation, warranty or covenant of the Servicer, the Administrator or the Issuer, or with respect to the Participation Certificates, under the Base Indenture or under any Transaction Document, which could reasonably be expected to have a material Adverse Effect, shall exist;

(iii)            solely with respect to any Funding Date which will be a VFN Draw Date, (A) (unless (and to the extent) each related VFN Noteholder and VFN Funding Source has agreed to waive this condition for purposes of fundings under its related Variable Funding Note), no Funding Interruption Event shall be continuing and (B) (unless (and to the extent) each related VFN Noteholder and VFN Funding Source have agreed to waive this condition for purposes of fundings under its related Variable Funding Note), no Event of Default shall have occurred and be continuing;

(iv)            the Administrator shall have provided the Indenture Trustee, no later than 3:00 p.m. New York City time on the second (2nd) Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Administrator, the Indenture Trustee and the Administrative Agent), a Determination Date Report reporting information with respect to the Participation Certificates in the Trust Estate and demonstrating the satisfaction of the Borrowing Base, and no later than 3:00 p.m. New York City time on the second (2nd) Business Day preceding such Funding Date, a Funding Certification certifying that all Funding Conditions have been satisfied; provided, however, that no Variable Funding Note Noteholder shall have any liability for failing to fund a requested draw of a Variable Funding Note unless it has received a Funding Certification by 3:00 p.m. New York City time on the second (2nd) Business Day preceding such Funding Date;

Schedule 5-22

(v)           the full amount of the Required Available Funds shall be on deposit in the Collection and Funding Account, before and after the release of cash from such account to fund the purchase price of Participation Certificates (if any Participation Certificate is being purchased on such Funding Date);

(vi)          the payment of the Funding Amount or the drawing on any VFNs shall not result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders; and

(vii)         the Full Amortization Period shall not be in effect.

“Funding Date” means any Payment Date or any Interim Payment Date with respect to which the Administrator shall have delivered (i) a Funding Certification in accordance with Section 4.3(a) of the Base Indenture or (ii) a VFN Note Balance Adjustment Request in accordance with Section 4.3(b) of the Base Indenture; provided, no Full Amortization Period shall have occurred and shall be continuing on such Payment Date or Interim Payment Date.

“Funding Interruption Event” means the occurrence of an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, whether or not the Indenture Trustee, the Administrative Agent and/or any Noteholders have provided notice sufficient to cause the Full Amortization Period to commence as a result of such event.

“GAAP” means U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of PLS and its subsidiaries; provided, that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.

“Ginnie Mae” means the Government National Mortgage Association and any successor thereto.

“GLB Act” shall have the meaning set forth in Section 10.10(b) of the PC Repurchase Agreement.

“Global Note” means a Note issued in global form and deposited with or on behalf of the Depository, substantially in the form of one or more of the Global Notes attached as Exhibit A-1 and Exhibit A-3 to the Base Indenture.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over PLS, the Guarantor or the Issuer, as Repo Buyer, as applicable.

Schedule 5-23

“Grant,” “Granting” or “Granted” means pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Base Indenture. A Grant of collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Gross Proceeds” means the amount accepted by Fannie Mae for the New Servicing Rights plus any termination fees due to the Servicer under the Fannie Mae Lender Contract.

“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a mortgaged property. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Guarantor” means, Private National Mortgage Acceptance Company, LLC, and any successor or assign thereto.

“Hedging Instrument” means, for each Series of Notes, as specified in the related Indenture Supplement.

“HUD” means the United States Department of Housing and Urban Development or any successor thereto.

“Indemnified Party” means, for purposes of the Base Indenture, as set forth in Section 10.4 thereof, and for purposes of the Trust Agreement, as set forth in Section 8.2 thereof.

Schedule 5-24

“Indebtedness” means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness (as defined in clauses (a) or (b)) of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements, including, without limitation, any Indebtedness arising under the PC Repurchase Agreement; (g) Indebtedness (as defined in clauses (a) or (b)) of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) Indebtedness (as defined in clauses (a) or (b)) of general partnerships of which such Person is a general partner and (j) with respect to clauses (a)-(i) above both on and off balance sheet.

“Indenture” has the meaning set forth in the preamble of the Base Indenture.

“Indenture Supplement” means each supplement to the Base Indenture, executed and delivered in conjunction with the issuance of the related Series of Notes, including the schedules and exhibits thereto.

“Indenture Trustee” means the Person named as the Indenture Trustee in the Preamble to the Base Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Base Indenture, and thereafter “Indenture Trustee” means and includes each Person who is then an Indenture Trustee thereunder.

“Indenture Trustee Authorized Officer” means, with respect to the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary, any officer of the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary assigned to its corporate trust services, including any vice president, assistant vice president, assistant treasurer or trust officer, who is customarily performing functions with respect to corporate trust matters and, with respect to a particular corporate trust matter under this Base Indenture, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Base Indenture.

“Indenture Trustee Fee” means the fee payable to the Indenture Trustee pursuant to the terms of the Base Indenture on each Payment Date in a monthly amount as agreed in the Indenture Trustee Fee Letter, which includes the fees to Citibank, and its successors and assigns in its capacities as Calculation Agent, Paying Agent, Securities Intermediary and Note Registrar; provided, that the Indenture Trustee shall also be entitled to receive payment of (i) separate fees and expenses pursuant to Section 11.7 of the Base Indenture in connection with tax filings made by the Indenture Trustee and (ii) any additional expenses permitted pursuant to the terms of the Indenture Trustee Fee Letter.

Schedule 5-25

“Indenture Trustee Fee Letter” means the fee letter agreement between Citibank and PLS, dated January 4, 2021, setting forth the fees to be paid to Citibank for the performance of its duties as Indenture Trustee and in all other capacities under the Indenture.

“Initial Note Balance” means, for any Note or for any Class of Notes, the Note Balance of such Note upon the related Issuance Date as specified in the related Indenture Supplement.

“Insolvency Event” means, with respect to a specified Person, (i) an involuntary case or other proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced against any Person or any substantial part of its property, or a petition shall be filed against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the winding-up or liquidation of such Person’s business and (A) such case or proceeding shall continue undismissed and unstayed and in effect for a period of sixty (60) days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding under such laws or a decree or order granting such other requested relief shall be granted; or (ii) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.

“Insolvency Proceeding” means any proceeding of the sort described in the definition of Insolvency Event.

“Interest Accrual Period” means, for any Class of Notes and any Payment Date, the period specified in the related Indenture Supplement.

“Interest Amount” means, for each Interest Accrual Period and each Class of Notes, interest accrued on such Class during such period, in an amount equal to interest on such Class’s Note Balance at the applicable Note Interest Rate.

“Interest Day Count Convention” means, for any Series or Class of Notes, the fraction specified in the related Indenture Supplement to indicate the number of days counted in an Interest Accrual Period divided by the number of days assumed in a year, for purposes of calculating the Interest Payment Amount for each Interest Accrual Period in respect of such Series or Class.

Schedule 5-26

“Interest Payment Amount” means, for any Series or Class of Notes, as applicable and with respect to any Payment Date:

(i)            for any Series or Class of Term Notes, the related Cumulative Interest Shortfall Amount plus the product of:

(A)          the Note Balance as of the close of business on the preceding Payment Date;

(B)          the related Note Interest Rate for such Series or Class and for the related Interest Accrual Period; and

(C)           the Interest Day Count Convention specified in the related Indenture Supplement; and

(ii)           for any Series or Class of Variable Funding Notes, the lesser of:

(1)           the related Cumulative Interest Shortfall Amount plus the product of:

(A)          the average daily aggregate VFN Principal Balance during the related Interest Accrual Period (calculated based on the average of the aggregate VFN Principal Balances on each day during the related Interest Accrual Period);

(B)           the related Note Interest Rate for such Class during the related Interest Accrual Period; and

(C)           the Interest Day Count Convention specified in the related Indenture Supplement; or

(2)           such other amount as determined by the Administrative Agent and reported to the Indenture Trustee at least two (2) Business Day prior to such Payment Date.

“Interested Noteholders” means, for any Class, any Noteholder or group of Noteholders holding Notes evidencing not less than 25% of the aggregate Voting Interests of such Class.

“Interim Borrowing Base” means, as of any Interim Borrowing Base Determination Date, an amount equal to the aggregate Collateral Value (as calculated using clause (c) of the definition of Market Value Percentage) of the Portfolio.

“Interim Borrowing Base Determination Date” means the Business Day following the day in which a Modified Valuation Trigger has occurred and is at least five (5) Business Days prior to or after the next succeeding Borrowing Base Determination Date or (ii) any other Business Day agreed to among the Issuer, the Administrator, the Indenture Trustee and the Administrative Agent, following one (1) Business Day’s written notice to the Indenture Trustee.

Schedule 5-27

“Interim Borrowing Base Payment Date” means the fifth (5th) Business Day following an Interim Borrowing Base Determination Date.

“Interim Payment Date” means, with respect to any Series of Notes, (i) each Interim Borrowing Base Payment Date or (ii) for each calendar week, the second (2nd) Business Day of such week following two (2) Business Day’s written notice from the Issuer to the related VFN Noteholders, the Administrative Agent and the Indenture Trustee, or (iii) for any other Business Day, such date agreed to among the Issuer, the Administrator, the Indenture Trustee and the Administrative Agent, following two (2) Business Day’s written notice to the Indenture Trustee. If an Interim Payment Date falls on the same date as a Payment Date, the Interim Payment Date shall be disregarded. No Interim Payment Dates shall occur during the Full Amortization Period.

“Interim Payment Date Report” has the meaning set forth in Section 3.2(c) of the Base Indenture.

“Investment Company Act” means the Investment Company Act of 1940.

“IRS” means the United States Internal Revenue Service.

“Issuance Date” means, for any Series of Notes, the date of issuance of such Series, as set forth in the related Indenture Supplement.

“Issuer” has the meaning set forth in the Preamble to the Base Indenture.

“Issuer Affiliate” means any person involved in the organization or operation of the Issuer or an Affiliate of such a person which is also an affiliate within the meaning of Rule 3a-7 promulgated under the Investment Company Act.

“Issuer Authorized Officer” means any director or any authorized officer of the Owner Trustee or the Administrator who may also be an officer or employee of PLS, its managing member or an Affiliate of PLS or its managing member.

“Issuer Certificate” means a certificate (including an Officer’s Certificate) signed in the name of an Issuer Authorized Officer, or signed in the name of the Issuer by an Issuer Authorized Officer. Wherever this Base Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Base Indenture) may be an employee of PLS or an Affiliate.

“Issuer Indemnified Party” has the meaning set forth in Section 9.2(a) of the Base Indenture.

“Issuer Tax Opinion” means, with respect to any undertaking, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (i) such undertaking will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, (ii) if any Notes are issued or deemed issued as a result of such undertaking, any Notes issued or deemed issued on such date that are not Retained Notes will be debt, and (iii) if requested by the Administrative Agent, such undertaking will not cause the Noteholders or beneficial owners of Notes that are not Retained Notes to have sold or exchanged such Notes under section 1001 of the Code (excluding, for this purpose, sales or exchanges of the Notes that result in gain or loss of zero for federal income tax purposes). For any Series of VFNs that is a Retained Note, clause (ii) shall apply to the repurchase agreement financing of such Series of VFNs, if any (rather than to the VFNs subject to such financing).

Schedule 5-28

“Laws” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

“Lender Adjusted Net Worth” has the meaning set forth in the Fannie Mae Contract.

“Level” means any of the six (6) tiers of Servicer SDQ Rate set forth in the definition of Stop-Loss Cap.

“License” means any license, permit, approval, right, privilege, quota, concession, or franchise issued, granted, conferred or otherwise created by a Governmental Authority.

“Lien” means, with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.

“Liquidity” has the meaning set forth in the Fannie Mae Lender Contract.

“Majority Certificateholders” means the holders of Trust Certificates representing a Percentage Interest of more than 50% in the aggregate.

“Majority Noteholders” means, with respect to any Series or Class of Notes or all Outstanding Notes, the Noteholders of greater than 50% of the Note Balance of the Outstanding Notes of such Series or Class or of Outstanding Notes, as the case may be, measured by Voting Interests in any case.

“Margin Call” has the meaning set forth in Section 2.05(a) of the PC Repurchase Agreement.

“Margin Call Payment” means (i) the sale and delivery of Eligible Securities or Pledged Margin Securities, or (ii) the transfer of cash to the Issuer, as Repo Buyer, under the PC Repurchase Agreement.

“Margin Deadlines” has the meaning set forth in Section 2.05(b) of the PC Repurchase Agreement.

Schedule 5-29

“Margin Deficit” has the meaning set forth in Section 2.05(a) of the PC Repurchase Agreement.

“Margin Excess” has the meaning set forth in Section 2.05(d) of the PC Repurchase Agreement.

“Margin Excess Notice” means, in connection with a funding of Margin Excess pursuant to Section 2.05(d) of the PC Repurchase Agreement, an irrevocable notice delivered by PLS, as Repo Seller, to the Issuer, as Repo Buyer, with a copy to the Administrative Agent and the Indenture Trustee, which notice (i) shall be substantially in the form of Exhibit C to the PC Repurchase Agreement, (ii) shall be signed by a Responsible Officer of PLS and be received by the Issuer, as Repo Buyer, prior to 1:00 p.m. (New York time) one (1) Business Day prior to the related Interim Payment Date, (iii) shall specify (A) the Dollar amount of the requested Margin Excess, (B) the requested Interim Payment Date, and (C) shall include a copy of the related “Funding Certification” being delivered pursuant to the Indenture in connection with such funding of Margin Excess, if applicable, and (iv) shall have attached to it a revised Asset Schedule dated the date of such notice.

“Market Value” means, as of any date of determination, (a) with respect to the Participation Certificate, as of any date of determination, the product of (1) the Market Value Percentage as of the most recent Market Value Report and (2) the aggregate unpaid principal balance of the Mortgage Loans related to the MSRs evidenced by the Participation Certificate as of the last day for which such information is available; (b) with respect to any Eligible Security, the fair market value thereof, as determined by the Indenture Trustee as of the close of business on the immediately preceding Business Day; and (c) with respect to any Pledged Margin Security, the positive mark to market gain, if any, as determined by using the bid side pricing of either Tradeweb Markets, LLC, Thomson Reuters or such other pricing service mutually agreeable to the Administrator and the Administrative Agent or the exchange upon which such contract is traded, as applicable.

“Market Value Information” has the meaning set forth in Section 3.2(b) of the Base Indenture.

“Market Value Percentage” means:

(a)           for Funding purposes (and for the purpose of calculating the Collateral Value used in connection with such determination of a Funding) from time to time, as of any date of determination, the lesser of (i) the fair value percentage of the MSR determined by the Servicer as of the most recent date of determination or (ii) the middle of the range of the fair value percentage, including any Modified Valuation as applicable, of the MSR from the most recently delivered Market Value Report;

Schedule 5-30

(b)           for purposes of determining the Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Borrowing Base) from time to time, as of any date of determination, the greater of (i) the Market Value Percentage calculated for Funding purposes pursuant to clause (a) above, and (ii) the lower of (x) the product of (1) the middle of the range of the fair value percentage of the MSR from the most recently delivered Market Value Report and (2) 105.5% or (y) the product of (1) the average of the middle of the range of the fair value percentage of the MSR from the three (3) most recently delivered Market Value Reports and (2) 104%; or

(c)           for purposes of determining the Interim Borrowing Base (and for the purpose of calculating the Collateral Value used in connection with such determination of the Interim Borrowing Base) from time to time, as of any date of determination, the greater of (i) the Market Value Percentage calculated for Funding purposes pursuant to clause (a) above which shall represent the Modified Valuation applicable to the Interim Borrowing Base Determination Date, and (ii) the lower of (x) the product of (1) the middle of the range of the fair value percentage, which shall represent the applicable Modified Valuation, of the MSR from the most recently delivered Market Value Report and (2) 105.5% or (y) the product of (1) the average of the middle of the range of the fair value percentage, based on the applicable Modified Valuation, of the MSR from the three (3) most recently delivered Market Value Reports and (2) 104%.

“Market Value Report” has the meaning set forth in Section 3.3(g) of the Base Indenture.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of PLS, the Guarantor or any Affiliate thereof that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of PLS, the Guarantor or any Affiliate thereof that is a party to any Program Agreement to perform under any Program Agreement and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against PLS, the Guarantor or any Affiliate thereof that is a party to any Program Agreement.

“Maximum VFN Principal Balance” means, for any VFN Class, the amount specified in the related Indenture Supplement.

“MBS” means a mortgage backed security guaranteed by Fannie Mae pursuant to the Fannie Mae Lender Contract.

“Minimum Reserve Amount” means the lesser of: (i) the Stop-Loss Cap and (ii) the sum of: (A) the Current Amounts Due, plus (B) all projected amounts (calculated using Fannie Mae’s proprietary modeling system and Fannie Mae’s historical data) that may be due to Fannie Mae related to the items described in clauses B(1)-B(3) of the definition of Current Amounts Due. If the amounts determined in clauses (i) and (ii) above are equal, then the “Minimum Reserve Amount” is the amount determined in clause (ii) above.

Schedule 5-31

“Modified Valuation” means the fair market values and the valuation percentages of the Portfolio provided by the MSR Valuation Agent in the Market Value Report assuming that the 10-year U.S. Treasury rate (mid-mark) as compared to the 10-year U.S. Treasury rate (mid-mark) used by the MSR Valuation Agent as of the Borrowing Base Determination Date (i) declines by more than 0.375% or (ii) increases by more than 0.375%.

“Modified Valuation Trigger” occurs when the 10-year U.S. Treasury rate (mid-mark) as compared to the 10-year U.S. Treasury rate (mid-mark) used by the MSR Valuation Agent as of the most recent Borrowing Base Determination Date (i) declines by more than 0.375% or (ii) increases by more than 0.375%.

“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.

“Mortgage” means, with respect to a Mortgage Loan, a mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note.

“Mortgage Loan” means all loans serviced or to be serviced on an ongoing basis by the Servicer for Fannie Mae.

“Mortgage Note” means the note or other evidence of the indebtedness of a mortgagor secured by a Mortgage under a Mortgage Loan and all amendments, modifications and attachments thereto.

“Mortgage Selling and Servicing Contract” means the Mortgage Selling and Servicing Contract, dated as of October 15, 2010, as amended by the Addendum to Mortgage Selling and Servicing Contract, dated as of January 14, 2013, between the Servicer and Fannie Mae, pursuant to which the Servicer is selling mortgage loans to Fannie Mae or servicing Mortgage Loans on Fannie Mae’s behalf, and any related addenda.

“Mortgaged Property” means the real property (including all improvements, buildings, fixtures and building equipment thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the related Mortgage Loan.

“MRA Payment Date” means the Business Day immediately preceding a “Payment Date” as defined in the Base Indenture.

“MSR Monthly Report” has the meaning set forth in Section 3.3(f) of the Base Indenture.

“MSR Portfolio” means the Mortgage Loans underlying the Participation Certificates.

“MSR Sales Agent” has the meaning as set forth in the Disposition Manager Agreement.

“MSR Valuation Agent” means Incenter Mortgage Advisors, LLC, or any successor third party mortgage servicing rights valuation agent appointed by PLS in accordance with the terms of this Base Indenture.

Schedule 5-32

“MSR Valuation Agent Agreement” means the Master Professional Services Agreement, dated as of April 28, 2021, among the MSR Valuation Agent, PLS and the Issuer.

“MSR Valuation Agent Fee” means the fees and expenses payable to the MSR Valuation Agent pursuant to the terms of the MSR Valuation Agent Agreement.

“MSRs” means, with respect to the Mortgage Loans, the mortgage servicing rights, including any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) escrow or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this definition; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans; provided, however, MSRs shall not include any Advance Reimbursement Amounts.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by PLS or any ERISA Affiliate and that is covered by Title IV of ERISA.

“Net Earnings” means reported Total Gross Income (Loss)(as calculated based on the values assigned to such terms and reported in the Mortgage Bankers’ Financial Reporting Form) from servicing, less: (x) changes in MSR value; (y) gains (losses) on derivatives used to hedge Servicing Rights; and (z) gains (losses) on other derivatives or other financial instruments, calculated based on data reported in the servicing column of Schedule C (Income) of its Mortgage Bankers’ Financial Reporting Form.

“Net Excess Cash Amount” means, on any Payment Date or Interim Payment Date, the amount of funds available to be distributed to PLS pursuant to Sections 4.4(a)(iv), 4.5(a)(1)(x) or 4.5(a)(2)(vi) of the Base Indenture, as applicable.

“Net Payment Amount” means with respect to any MRA Payment Date or Interim Payment Date, an amount equal to the sum of (i) the amounts payable by PLS pursuant to Sections 2.03, 2.04 or 2.05 of the PC Repurchase Agreement, as applicable, minus (ii) the amounts, if any, that will be distributable under Sections 4.4(a)(iv) or 4.5(a)(1)(x) of the Base Indenture to PLS, as the holder of the Owner Trust Certificate.

“Net Proceeds” means either (A) the Gross Proceeds minus the Minimum Reserve Amount, if Fannie Mae chooses to market the New Servicing Rights, or (B) the Appraised Market Value (plus any termination fee due to the Servicer under the Fannie Mae Lender Contract) minus the Minimum Reserve Amount, if Fannie Mae chooses to keep the Servicing Rights.

Schedule 5-33

“New Servicing Rights” means the new servicing rights created when Fannie Mae engages a new interim servicer or subservicer to service the Subject Mortgages after Fannie Mae terminates the Servicing Rights.

“Non-Excluded Taxes” has the meaning set forth in Section 2.09(a) of the PC Repurchase Agreement.

“Non-SDQ Factor” means, for a Level, the number of basis points set out in the definition of Stop-Loss Cap as the Non-SDQ Factor for such Level.

“Non-SDQ Loans” means Mortgage Loans which are not SDQ Loans.

“Nonpublic Personal Information” means any consumer’s nonpublic personal information as defined in the Gramm-Leach-Bliley Act.

“Note” or “Notes” means any note or notes of any Class authenticated and delivered from time to time under this Base Indenture and the related Indenture Supplement including any Variable Funding Note.

“Note Balance” means, on any date (i) for any Term Note, or for any Series or Class of Term Notes, as the context requires, the Initial Note Balance of such Term Note or the aggregate of the Initial Note Balances of the Term Notes of such Series or Class, as applicable, less all amounts paid to the Noteholder of such Term Note or Noteholders of such Term Notes with respect to principal, and (ii) for any Variable Funding Note, its VFN Principal Balance on such date.

“Note Interest Rate” means, for any Note, or for any Series or Class of Notes as the context requires, the interest rate specified, or calculated as provided in, the related Indenture Supplement.

“Note Owner” means, with respect to a Book Entry Note, the Person who is the owner of such Book Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Noteholder of such Note.

“Note Payment Account” means the segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Sections 4.1 and 4.8 of the Base Indenture and entitled “Citibank, N.A., as Indenture Trustee in trust for the Noteholders of the PFSI ISSUER TRUST – FMSR Collateralized Notes, Note Payment Account”.

“Note Purchase Agreement” means an agreement with one or more initial purchasers or placement agents under which the Issuer will sell the Notes to such initial purchaser(s), or contract with such placement agent(s) for the initial private placement of the Notes, in each case as further defined in the related Indenture Supplement.

Schedule 5-34

“Note Rating Agency” means any nationally recognized rating agency, and, with respect to any Outstanding Class of Notes, each rating agency, if any, specified in the related Indenture Supplement. References to Note Rating Agencies or “each” or “any” Note Rating Agency in this Base Indenture refer to Note Rating Agencies that were engaged to rate any Notes issued under this Base Indenture, which Notes are still Outstanding.

“Note Register” has the meaning set forth in Section 6.5 of the Base Indenture.

“Note Registrar” means the Person who keeps the Note Register specified in Section 6.5 of the Base Indenture.

“Noteholder” means the Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands as may be specified in this Base Indenture, the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, PLS or any Person that is an Affiliate of either or both of the Issuer and PLS, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained (unless such Person is the sole holder of the Notes). The Indenture Trustee shall have no responsibility to count any Person as a Noteholder who is not permitted to be so counted under the Base Indenture pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and PLS.

“Notice” or “Notices” means all requests, demands and other communications, in writing (including facsimile transmissions and e-mails), sent by overnight delivery service, facsimile transmission, electronic transmission or hand-delivery to the intended recipient at the address specified in Section 10.04 of the PC Repurchase Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

“NRSRO” means a nationally recognized statistical rating organization that is a credit rating agency that issues credit ratings that the U.S. Securities and Exchange Commission permits other financial firms to use for certain regulatory purposes.

“Obligations” means (a) all of PLS’s indebtedness, obligations to pay the outstanding principal balance of the Purchase Price, together with interest thereon on the Termination Date, outstanding interest due on each MRA Payment Date, and other obligations and liabilities, to the Issuer, as Repo Buyer, arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums reasonably incurred and paid by the Issuer, as Repo Buyer, or on behalf of the Issuer, as Repo Buyer, in order to preserve any Repurchase Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of PLS’s indebtedness, obligations or liabilities referred to in this definition, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Repurchase Asset, or of any exercise by the Issuer, as Repo Buyer, of its rights under the Program Agreements, including, without limitation, reasonable attorneys’ fees and disbursements and court costs; and (d) all of PLS’s indemnity obligations to the Issuer, as Repo Buyer, pursuant to the Program Agreements.

Schedule 5-35

“Obligor” means any Person who owes or may be liable for payments under a Mortgage Loan.

“OFAC” has the meaning set forth in Section 10.1(j) of the Base Indenture.

“Officer’s Certificate” means a certificate signed by an Issuer Authorized Officer and delivered to the Indenture Trustee. Wherever this Base Indenture requires that an Officer’s Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Base Indenture) may be an employee of the Servicer.

“Opinion of Counsel” means a written opinion of counsel reasonably acceptable to the Indenture Trustee, which counsel may, without limitation, and except as otherwise expressly provided in this Base Indenture and except for any opinions related to tax matters or material adverse effects on Noteholders, be an employee of the Issuer, PLS or any of their Affiliates.

“Optional Payment” has the meaning set forth in Section 2.03(c) of the PC Repurchase Agreement.

“Organizational Documents” means the Issuer’s Trust Agreement (including the related Owner Trust Certificate).

“Other Taxes” has the meaning set forth in Section 2.09(b) of the PC Repurchase Agreement.

“Outstanding” means, with respect to all Notes and, with respect to a Note or with respect to Notes of any Series or Class means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Base Indenture, except:

(i)        any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 6.9 of the Base Indenture;

(ii)       any Notes to be redeemed for whose full payment (including principal and interest) redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Base Indenture, or provision therefore satisfactory to the Indenture Trustee has been made;

(iii)      any Notes which are canceled pursuant to Section 7.3 of the Base Indenture; and

(iv)      any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Base Indenture (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

Schedule 5-36

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to “Notes” will be deemed to be references to “Outstanding Notes”. In determining whether the Noteholders of the requisite principal amount of such Outstanding Notes have taken any Action under the Base Indenture, Notes owned by the Issuer, PLS, or any Affiliate of the Issuer or PLS (except with respect to the Series 2021-MSRVF1 Notes which have been sold by PLS to the VFN Repo Buyer under the Series 2021-MSRVF1 Repurchase Agreement and any Action to be given or taken by a Noteholder under the Base Indenture shall be taken by the Repo Buyer under the Series 2021-MSRVF1 Repurchase Agreement) shall be disregarded. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer has actual knowledge are owned by the Issuer or PLS, or any Affiliate of the Issuer or PLS, will be so disregarded. Notes so owned which have been sold pursuant to a repurchase transaction or pledged in good faith may be regarded as Outstanding if the pledgee proves to the satisfaction of the Indenture Trustee the pledgee’s right to act as owner with respect to such Notes and that the Repo Buyer or pledgee is not the Issuer or PLS or any Affiliate of the Issuer or PLS. Retained Notes shall not constitute Notes “Outstanding” to the extent contemplated by the applicable Indenture Supplement.

“Owner” means, when used with respect to a Note, any related Note Owner.

“Owner Trust Certificate” means a certificate evidencing a 100% undivided beneficial interest in the Issuer.

“Owner Trust Estate” means the estate of the Trust.

“Owner Trustee” means WSFS, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

“Owner Trustee Fee” means the annual fee of $6,000, to be paid annually on the Payment Date occurring in December of each year.

“Owner Trustee Lien” means the lien in favor of the Owner Trustee granted pursuant to Section 8.3 of the Trust Agreement, which lien is subordinated to the lien of the Indenture Trustee as provided in such Section 8.3 and is subject and subordinate to any and all rights of Fannie Mae under the Fannie Mae Lender Contract or the Acknowledgment Agreement.

“Participation Agreement” means, (i) with respect to the Retained MSR Excess Spread Participation Certificate, the Retained Excess Spread Participation Agreement and (ii) with respect to any other Participation Certificate, as set forth in the related participation agreement.

“Participation Certificate” has the meaning, (i) with respect to the Retained Excess Spread Participation Agreement, the Retained MSR Excess Spread Participation Certificate and (ii) with respect to any other Participation Agreement, as set forth therein.

Schedule 5-37

“Participation Certificate Schedule” means, as of any date, the list attached as Schedule 1 to the Base Indenture, as it may be amended from time to time in accordance with Section 2.1(b) of the Base Indenture.

“Participation Interest” has the meaning set forth in the Retained Excess Spread Participation Agreement.

“Paying Agent” means the same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as paying agent pursuant to the terms of this Base Indenture.

“Payment Date” means, in any month beginning in May 2021, the 25th day of such month or, if such 25th day is not a Business Day, the next Business Day following such 25th day.

“Payment Date Report” has the meaning set forth in Section 3.2(b) of the Base Indenture.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“PC Documents” means, collectively, the Participation Certificates and the PC Repurchase Agreement.

“PC Repo Guaranty” means that certain guaranty, made by the Guarantor in favor of the Issuer, guaranteeing payment to the Issuer of all amounts owing to the Issuer from PLS pursuant to the PC Repurchase Agreement.

“PC Repo Pricing Side Letter” means the pricing side letter agreement to the PC Repurchase Agreement, dated as of the Closing Date, among the Issuer, as Repo Buyer, PLS, as Repo Seller, and the Guarantor.

“PC Repurchase Agreement” means the Master Repurchase Agreement, dated as of April 28, 2021, among PLS, as Repo Seller, the Issuer, as Repo Buyer and the Guarantor, pursuant to which PLS has sold to the Issuer, all of its right, title and interest in, to and under the Retained MSR Excess Spread Participation Certificate (including all rights to the Retained MSR Excess Spread related thereto).

“Percentage Interest” means, with respect to each Trust Certificate, the percentage indicated on the face thereof.

“Permitted Investments” means, at any time, any one or more of the following obligations and securities:

(i)        (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; and provided further that the short-term debt obligations of such agency or instrumentality at the date of acquisition thereof have been rated (x) “A-1” or the equivalent by any NRSRO if such obligations have a maturity of less than sixty (60) days after the date of acquisition or (y) “A-1+” or the equivalent by any NRSRO if such obligations have a maturity greater than sixty (60) days after the date of acquisition;

Schedule 5-38

(ii)       repurchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated “A-1+” or the equivalent by any NRSRO;

(iii)      certificates of deposit, time deposits and bankers’ acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by a federal and/or state banking authority of the United States; provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated “A-1+” or the equivalent by any NRSRO;

(iv)      commercial paper of any entity organized under the laws of the United States or any state thereof which on the date of acquisition has been rated “A-1+” or the equivalent by any NRSRO;

(v)       interests in any U.S. money market fund which, at the date of acquisition of the interests in such fund (including any such fund that is managed by the Indenture Trustee or an Affiliate of the Indenture Trustee or for which the Indenture Trustee or an Affiliate acts as advisor) and throughout the time as the interest is held in such fund, has a rating of “AAAm” or the equivalent by any NRSRO; or

(vi)      other obligations or securities that are acceptable to the NRSRO as Permitted Investments under the Base Indenture and if the investment of account funds therein will not result in a reduction in the then current rating of the Notes, as evidenced by a letter to such effect from the NRSRO;

provided, that each of the foregoing investments shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the Indenture Trustee is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further, that each of the Permitted Investments may be purchased by the Indenture Trustee through an Affiliate of the Indenture Trustee.

“Permitted Lien” means any liens for taxes, assessments, or similar charges incurred in the ordinary course of business and which are not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP.

Schedule 5-39

“Person” means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.

“PIP” means any performance improvement plan entered into between the Servicer and Fannie Mae from time to time.

“Place of Payment” means, with respect to any Class of Notes issued under the Indenture, the city or political subdivision so designated with respect to such Class of Notes by the Indenture Trustee.

“Plan” means an employee benefit or other plan established or maintained by PLS or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

“Plan Asset Regulations” has the meaning set forth in Section 6.5(k) of the Base Indenture.

“Plan Assets” has the meaning set forth in United States Department of Labor regulations at 29 C. F. R, Section 2510.3-101 as modified by Section 3(42) of ERISA.

“Pledged Margin Securities Account” means a securities account which shall be established for the benefit of the Indenture Trustee.

“Pledged Margin Securities Account Control Agreement” means, a securities account control agreement which shall be entered into by and among PLS, the Issuer, the Indenture Trustee, PLS and the Guarantor for the purpose of holding the Pledged Margin Securities.

“Pledged Margin Security” means any exchange traded futures and options or any “to be announced” long forward contract on a mortgage-backed security. For the avoidance of doubt, put contracts, short forward contracts and shorting will not be permitted with respect to Pledged Margin Securities.

“PLS” means PennyMac Loan Services, LLC, a limited liability company organized under the laws of the State of Delaware, or its permitted successors and assigns.

“PLS Repurchase Price” means the price for which PLS is entitled to repurchase a Participation Certificate from the Issuer, under the PC Repurchase Agreement.

“Pool Purchase Contract” means an agreement between Fannie Mae and the Servicer to buy and sell mortgage loans or Participation Interests for inclusion in an MBS pool.

“Portfolio” means the Retained MSR Portfolio.

“Portfolio Collections” means, with respect to each Portfolio, the funds collected on the related Portfolio Mortgage Loans and allocated as the servicing compensation payable to the Seller as servicer of such Portfolio Mortgage Loans pursuant to the Servicing Contract and the Fannie Mae Guide, other than Ancillary Income and Advance Reimbursement Amounts pursuant to the Servicing Contract and the Fannie Mae Guide.

Schedule 5-40

“Portfolio Excess Spread” means, collectively, the Retained MSR Excess Spread and with respect to any other Participation Certificate, the Excess Spread related thereto.

“Portfolio Mortgage Loan” means a Retained MSR Portfolio Mortgage Loan.

“Predecessor Notes” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 6.6 of the Base Indenture in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“Price Differential” means with respect to any Transaction as of any date of determination, an amount equal to the sum of (i) the product of (A) the Pricing Rate for such Transaction, (B) the Purchase Price for such Transaction and (C) a fraction, the numerator of which is the number of days elapsed from and including the preceding MRA Payment Date to and excluding such date of determination and the denominator of which equals 360, and (ii) the aggregate expected related fees (including Default Supplemental Fees, and Step-Up Fees), costs and expenses (including any Fees, Expenses, reasonable out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer described in Section 4.5(a)(1)(ii) of the Base Indenture, and Specified Call Premium Amounts) as of such date of determination (as determined by the Administrative Agent).

“Price Differential Statement Date” has the meaning set forth in Section 2.04(a) of the PC Repurchase Agreement.

“Pricing Rate” has the meaning set forth in Section 1 of the PC Repo Pricing Side Letter.

“Proceeds” means “proceeds” as defined in Section 9-102(a)(64) of the UCC.

“Program Agreements” means the PC Repurchase Agreement, the PC Repo Pricing Side Letter, the Dedicated Account Control Agreement, the Pledged Margin Securities Account Control Agreement, if any, the Indenture, and the Participation Agreements.

“Prohibited Person” has the meaning set forth in Section 3.18 of the PC Repurchase Agreement.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Proposed New Servicer” has the meaning as set forth in the Disposition Manager Agreement.

“Prospective Owner” shall have the meaning set forth in Section 3.9(a) of the Trust Agreement.

Schedule 5-41

“PTCE” has the meaning set forth in Section 6.5(k) of the Base Indenture.

“Purchase Date” means, subject to the satisfaction of the conditions precedent set forth in Article IV of the PC Repurchase Agreement, (i) the 25th day of such month (or, if such 25th day is not a Business Day, the next Business Day following such 25th day) or (ii) each calendar week, the second (2nd) Business Day of each such week (or if any such date is not a Business Day, the next succeeding Business Day) following one (1) Business Day’s written notice from PLS, as Repo Seller, to the Issuer, as Repo Buyer, and the Administrative Agent, in each case on which a Transaction is entered into by the Issuer, as Repo Buyer, pursuant to the PC Repurchase Agreement or such other mutually agreed upon date as more particularly set forth in the PC Repurchase Agreement.

“Purchase Price” means the price at which each Purchased Asset (or portion thereof) is transferred by PLS, as Repo Seller, to the Issuer, as Repo Buyer, which shall equal:

(a)       on the Purchase Date, the product of (1) the Purchase Price Percentage and (2) the applicable Market Value; and

(m)      on any day after the Purchase Date, the amount determined under the immediately preceding clause (a) increased by the amount of any Margin Excess pursuant to Section 2.05(d) of the PC Repurchase Agreement and decreased by the sum of (i) any Repurchase Price or Required Payments paid pursuant to Section 2.03 of the PC Repurchase Agreement, and (ii) the amount of Consideration transferred by PLS, as Repo Seller, to the Issuer, as Repo Buyer, pursuant to Section 2.05(a) of the PC Repurchase Agreement equal to the sum of (x) any cash, (y) the principal amount of any Additional Note Payment with respect to the Variable Funding Note and (z) the amount of any reduction in the Owner Trust Certificate, to the extent provided in Section 2.05 the PC Repurchase Agreement.

“Purchase Price Percentage” has the meaning set forth in Section 1 of the PC Repo Pricing Side Letter.

“Purchased Assets” means the collective reference to Participation Certificates together with the Repurchase Assets related to such Participation Certificates. For the sake of clarity, notwithstanding that related MSRs are pledged, and not sold, to the Issuer, as Repo Buyer, under the PC Repurchase Agreement, such MSRs will nevertheless be included herein as Purchased Assets.

“Ratings Effect” means a reduction, qualification with negative implications or withdrawal of any then current rating of any Outstanding Notes by an applicable Note Rating Agency (other than as a result of the termination of such Note Rating Agency).

Schedule 5-42

“Record Date” means, for the interest or principal payable on any Note on any applicable Payment Date or Interim Payment Date, (i) for a Book Entry Note, the last Business Day before such Payment Date or Interim Payment Date, as applicable, and (ii) for a Definitive Note, the last day of the month preceding such Payment Date or Interim Payment Date, as applicable, unless otherwise specified in the related Indenture Supplement.

“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by PLS, or any other person or entity with respect to the Purchased Assets or any other Repurchase Assets.

“Redemption Amount” means, with respect to a redemption of any Series or Class of Notes by the Issuer pursuant to Section 13.1 of the Base Indenture or pursuant to the related Indenture Supplement, an amount, which when applied together with other Available Funds pursuant to Section 4.5 of the Base Indenture, shall be sufficient to pay an amount equal to the sum of (i) the Note Balance of all Outstanding Notes of such Series or Class as of the applicable Redemption Payment Date or Redemption Date, (ii) all accrued and unpaid interest on the Notes of such Series or Class through the day prior to such Redemption Payment Date or Redemption Date, (iii) any and all amounts allocable to such Series or Class and then owing or owing in connection with such redemption to the Indenture Trustee or the Securities Intermediary, from the Issuer pursuant to the terms hereof, and (iv) any and all other amounts allocable to such Series or Class then due and payable under the Indenture (including all accrued and unpaid Default Supplemental Fees or Step-Up Fees on the Notes of such Series or Class through the day prior to such Redemption Payment Date or Redemption Date and any Specified Call Premium Amount, if any) and, in the case of redemption of all Outstanding Notes, sufficient to authorize the satisfaction and discharge of this Base Indenture pursuant to Section 7.1 of the Base Indenture.

“Redemption Date” has the meaning set forth in Section 13.1 of the Base Indenture.

“Redemption Notice” has the meaning set forth in Section 13.2 of the Base Indenture.

“Redemption Payment Date” has the meaning set forth in Section 13.1 of the Base Indenture.

“Redemption Percentage” means, for any Class, 10% or such other percentage set forth in the related Indenture Supplement.

“Register” has the meaning set forth in Section 9.02(a) of the PC Repurchase Agreement.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100 229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the U.S. Securities and Exchange Commission or by the staff of the U.S. Securities and Exchange Commission, or as may be provided by the U.S. Securities and Exchange Commission or its staff from time to time.

Schedule 5-43

“Regulation RR” means regulations required under Section 15G of the 1934 Act, added pursuant to Section 941(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“Regulation S” means Regulation S promulgated under the 1933 Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto.

“Regulation S Definitive Note” has the meaning set forth in Section 5.2(c)(ii) of the Base Indenture.

“Regulation S Global Note” has the meaning set forth in Section 5.2(c)(ii) of the Base Indenture.

“Regulation S Note” has the meaning set forth in Section 5.2(c)(ii) of the Base Indenture.

“Regulation S Note Transfer Certificate” has the meaning set forth in Section 6.5(i)(ii) of the Base Indenture.

“Related Security” means with respect to any Asset, (a) all security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Asset, whether pursuant to the related Servicing Contract related to such Asset or otherwise, together with all financing statements covering any collateral securing such Asset; (b) all guarantees, indemnities, letters of credit, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Asset whether pursuant to the related Servicing Contract related to such Asset or otherwise; and (c) any and all Proceeds of the foregoing.

“REO Property” means a Mortgaged Property in which an owner of the related Mortgage Loan has acquired title to such Mortgaged Property through foreclosure or by deed in lieu of foreclosure.

“Repo Buyer” means the purchaser under a repurchase agreement. With respect to the PC Repurchase Agreement, the Issuer is the Repo Buyer. With respect to the Series 2021-MSRVF1 Repurchase Agreement, the VFN Repo Buyer is the Repo Buyer.

“Repo Seller” means the seller under a repurchase agreement. With respect to the PC Repurchase Agreement, PLS is the Repo Seller. With respect to the Series 2021-MSRVF1 Repurchase Agreement, PLS is the Repo Seller.

“Repurchase Assets” has the meaning set forth in Section 4.02(a) of the PC Repurchase Agreement.

Schedule 5-44

“Repurchase Date” means the earlier of (i) the Termination Date or (ii) the date requested by PLS, as Repo Seller, on which the Repurchase Price is paid pursuant to Section 2.03 of the PC Repurchase Agreement.

“Repurchase Price” means the price at which Purchased Assets are to be transferred from the Issuer, as Repo Buyer, to PLS, as Repo Seller (other than the MSRs, which are pledged, and not sold, to the Issuer, as Repo Buyer), upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price for such Purchased Assets and the accrued but unpaid Price Differential as of the date of such determination.

“Request for Approval for Transfer” means Form 629 to the Fannie Mae Guide (Request for Approval for Servicing or Subservicing Transfer) as required by Chapter A2-7-3 of the Fannie Mae Guide for one Fannie Mae approved servicer to transfer its responsibility for servicing or subservicing any mortgage loans and/or acquired properties to another servicer.

“Required Available Funds” means an amount that, in connection with each Funding Date, shall remain on deposit in the Collection and Funding Account, which amount shall equal (i) the amounts payable in respect of Fees and invoiced or regularly occurring expenses payable from Available Funds on the next Payment Date, plus (ii) all accrued and unpaid interest due on the Notes on the next Payment Date following such Funding Date, plus (iii) all amounts required to be deposited into each Series Reserve Account on the next Payment Date, plus (iv) all amounts required to be deposited into the Expense Reserve Account on the next Payment Date, plus (v) all accrued and unpaid Default Supplemental Fees, if any, due on the Notes on the next Payment Date following such Funding Date, plus (vi) all accrued and unpaid Step-Up Fees, if any, due on the Notes on the next Payment Date following such Funding Date.

“Required Payment” means, with respect to any Purchased Asset, the amounts required to be paid by PLS, as Repo Seller, to the Issuer, as Repo Buyer, on an MRA Payment Date, equal to any “Scheduled Principal Payment Amounts” due on such MRA Payment Date under the Indenture.

“Required Reserve Amount” means, with respect to any MRA Payment Date, the amounts estimated to be due and owing by PLS, as Repo Seller, pursuant Sections 2.03, 2.04 or 2.05 of the PC Repurchase Agreement.

“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other Governmental Authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means,

(i)        When used with respect to the Indenture Trustee, the Calculation Agent, the Note Registrar, the Securities Intermediary or the Paying Agent, an Indenture Trustee Authorized Officer;

Schedule 5-45

(ii)       when used with respect to the Issuer, any Issuer Authorized Officer who is an officer of the Issuer or is an officer of the Administrator of the type referred to in clause (iii) below; and

(iii)            when used with respect to the Servicer or the Administrator, the chief executive officer, the chief financial officer, any vice president or any managing director of the Servicer or the Administrator, as the case may be.

“Restricted Cash” has the meaning set forth in Section 1 of the PC Repo Pricing Side Letter.

“Restricted Payment” means, with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, warrants, options or rights therefor) issued by such Person, which may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

“Retained Excess Spread Participation Agreement” means the Retained Excess Spread Participation Agreement, dated as of April 28, 2021, between PLS, as seller, and PLS, as purchaser.

“Retained MSR Excess Spread” shall have the meaning set forth in the Retained Excess Spread Participation Agreement.

“Retained MSR Excess Spread Collections” shall have the meaning set forth in the Retained Excess Spread Participation Agreement.

“Retained MSR Excess Spread Participation Certificate” means the Participation Certificate issued pursuant to the Retained Excess Spread Participation Agreement which evidences the Participation Interest in the Retained MSR Excess Spread.

“Retained MSR Portfolio” has the meaning set forth in the Retained Excess Spread Participation Agreement.

“Retained MSR Portfolio Mortgage Loan” means a Mortgage Loan that is included in the Retained MSR Portfolio.

“Retained Note” has the meaning set forth in Section 14.3 of the Base Indenture.

“Revolving Period” means, for any Series or Class of Notes, the period of time beginning on, and including, the related Issuance Date and ending on, but excluding, commencement of the Early Amortization Period or the Full Amortization Period. For the avoidance of doubt, the occurrence of an Advance Rate Trigger Event shall not cause the termination of the Revolving Period.

“Right of Assumption” means the Indenture Trustee’s right to request that the Indenture Trustee, if it is an Eligible Servicer, or a proposed new servicer, if it is an Eligible Servicer, be retained to service the Subject Mortgages, all on the terms and conditions set forth in the Acknowledgment Agreement.

Schedule 5-46

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Definitive Note” has the meaning set forth in Section 5.2(c)(i) of the Base Indenture.

“Rule 144A Global Note” has the meaning set forth in Section 5.2(c)(i) of the Base Indenture.

“Rule 144A Note” has the meaning set forth in Section 5.2(c)(i) of the Base Indenture.

“Rule 144A Note Transfer Certificate” has the meaning set forth in Section 6.5(i)(iii) of the Base Indenture.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor thereto.

“Sale” means any sale of any portion of the Trust Estate pursuant to Section 8.15 of the Base Indenture.

“Sanctions” has the meaning set forth in Section 10.1(j) of the Base Indenture.

“Schedules of Mortgages” means each Form 2005 (Guaranteed Mortgage-Backed Securities Program Schedule of Mortgages) for PLS delivered to Fannie Mae or its designee from time to time as provided in the Fannie Mae Guide.

“Scheduled Principal Payment Amount” means, for each Series of Notes and each Payment Date, as and to the extent specified in the related Indenture Supplement.

“SDQ Event” means the Servicer SDQ Rate for two (2) consecutive months is greater than 90% of the upper threshold of the related Level.

“SDQ Factor” means, for a Level, the number of basis points set out in the definition of Stop-Loss Cap as the SDQ Factor for such Level.

“SDQ Loans” means loans for which Servicer owns the Fannie Mae servicing rights that are 90 days or more delinquent or in foreclosure as calculated by Fannie from time to time.

“SEC” means the United States Securities and Exchange Commission, or any successor thereto.

“Secretary of State” means the Secretary of State of the State of Delaware.

Schedule 5-47

“Secured Party” has the meaning set forth in the Granting Clause of the Base Indenture.

“Securities Account” has the meaning set forth in Section 8-501(a) of the UCC.

“Securities Intermediary” has the meaning set forth in Section 8-102(a)(14) of the UCC, and where appropriate, shall mean Citibank or its successor, in its capacity as securities intermediary pursuant to Section 4.9 of the Base Indenture.

“Security Entitlement or Securities Entitlements” has the meaning set forth in Section 8-102(a)(17) of the UCC.

“Security Interest” means the security interest in the Collateral Granted to the Indenture Trustee pursuant to the Granting Clause.

“Seller Termination Option” means (a) (i) the Issuer, as Repo Buyer, has or shall incur costs in connection with those matters provided for in Section 2.09 or 2.10 of the PC Repurchase Agreement and (ii) the Issuer, as Repo Buyer, requests that PLS, as Repo Seller, pay to the Issuer, as Repo Buyer, those costs in connection therewith or (b) the Issuer, as Repo Buyer, has declared in writing that an event described in Section 5.02(h)(A) of the PC Repurchase Agreement has occurred.

“Series” means one or more Class or Classes of Notes assigned a series designation, as specified in the related Indenture Supplement.

“Series 2021-MSRVF1 Indenture Supplement” means the Indenture Supplement, dated as of April 28, 2021, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PLS, as Administrator and as Servicer, and CSFB, as Administrative Agent.

“Series 2021-MSRVF1 Notes” means the Notes issued pursuant to the Series 2021-MSRVF1 Indenture Supplement.

“Series 2021-MSRVF1 Repurchase Agreement” means the Master Repurchase Agreement, dated as of April 28, 2021, among PLS, as Repo Seller, the VFN Repo Buyer, as Repo Buyer, and CSFB, as Administrative Agent, related to the Series 2021-MSRVF1 Notes.

“Series Allocation Percentage” means, for any Series as of any date of determination:

(i)        as of any date prior to the Full Amortization Period, the percentage obtained by dividing (a) the Series Invested Amount for such Series by (b) the aggregate of the Series Invested Amounts for all Outstanding Series; and

(ii)       as of any date during the Full Amortization Period, the percentage obtained by dividing (a) the Series Invested Amount for such Series as of the first day of the Full Amortization Period by (b) the aggregate of the Series Invested Amounts as of the first day of the Full Amortization Period for all Outstanding Series.

Schedule 5-48

“Series Available Funds” means, for any Series as of any Payment Date occurring during the Full Amortization Period, after paying any amounts owed under Sections 4.5(a)(2)(i), (ii) and (iii) of the Base Indenture, the sum of the following:

(i)        such Series’ Series Allocation Percentage of any income from Permitted Investments in the Collection and Funding Account;

(ii)       such Series’ Series Allocation Percentage of all Collections on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date);

(iii)      such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee in writing to be treated as “Available Funds” as of such Payment Date; and

(iv)      such other amounts designated as Series Available Funds for the benefit of such Series of Notes in the related Indenture Supplement.

“Series Invested Amount” means, the VFN Series Invested Amount or the Term Note Series Invested Amount, as applicable.

“Series Required Noteholders” means, for any Series (a) if not specified in the related Indenture Supplement, Noteholders of any Series constituting the Majority Noteholders of such Series and (b) if specified in the related Indenture Supplement, as set forth in the related Indenture Supplement.

“Series Reserve Account” means an account established for each Series which shall be a non-interest bearing trust account which is an Eligible Account, established and maintained pursuant to Sections 4.1 and 4.6 of the Base Indenture, and in the name of the Indenture Trustee and identified by each relevant Series.

“Series Reserve Required Amount” means with respect to any Series of Notes, if applicable, the “Series Reserve Required Amount” set forth in the Indenture Supplement for such Series.

“Servicer” means PLS in all its capacities as a Fannie Mae approved seller/servicer under the Fannie Mae Lender Contract and as servicer under the Fannie Mae Lender Contract of the related Mortgage Loans, and any successor servicer approved by Fannie Mae under the Fannie Mae Lender Contract.

“Servicer SDQ Rate” means (i) the result of (x) the unpaid principal balance of SDQ Loans, divided by (y) the total unpaid principal balance of Mortgage Loans, in each case, determined as of the end of the most recently ended calendar month, multiplied by (ii) 100, expressed as a percentage, subject to the qualifications set forth in the definition of Stop-Loss Cap herein, as applicable.

Schedule 5-49

“Servicer Termination Event” means, with respect to the Fannie Mae Lender Contract, the occurrence of any events or conditions, and the passage of any cure periods and giving to and receipt by the Servicer of any required notices, as a result of which any Person has the current right to terminate the Servicer as servicer or issuer, as applicable, under the Fannie Mae Lender Contract.

“Servicer’s Fannie Mae Portfolio” means all mortgage loans delivered, and all mortgage loans and properties serviced, by the Servicer for Fannie Mae through the date, if any, Fannie Mae terminates the Servicing Rights.

“Servicing Contract” means, the Mortgage Selling and Servicing Contract, the applicable Master Agreements between PLS and Fannie Mae, and the applicable Schedules of Mortgages (Form 2005), and any and all instruments, agreements, invoices or other writings, which give rise to or otherwise evidence any of the MSRs. Without limiting the generality of the foregoing, any reference herein to a “Servicing Contract” shall be deemed to include the Acknowledgment Agreement.

“Servicing Fee” means, with respect to any Mortgage Loan, the aggregate monthly fee payable to the Servicer in servicing such Mortgage Loan pursuant to the Fannie Mae Lender Contract, not including any Ancillary Income or Advance Reimbursement Amounts.

“Servicing Rights” means the Servicer’s rights under the Fannie Mae Lender Contract.

“Servicing Standards” has the meaning set forth in Section 10.2(i) of the Base Indenture.

“Servicing Transfer Consent Notice” means Fannie Mae’s consent to the post-delivery transfer of servicing to PLS from a transferor servicer under the terms set forth in the Fannie Mae Guide, including any additional terms, conditions and provisions set forth in such consent.

“Shortfall Amount” has the meaning set forth in Section 4.5 of the Base Indenture.

“Similar Law” has the meaning set forth in Section 6.5(k) of the Base Indenture.

“Specified Call Premium Amount” has the meaning set forth in the related Indenture Supplement, if applicable.

“STAMP” has the meaning set forth in Section 6.5(d) of the Base Indenture.

“Stated Maturity Date” means, for each Class of Notes, the date specified in the Indenture Supplement for such Note as the fixed date on which the outstanding principal and all accrued interest for such Series or Class of Notes is due and payable.

Schedule 5-50

“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq.

“Step-Up Fee” has the meaning set forth in the related Indenture Supplement, if applicable.

“Step-Up Fee Rate” has the meaning set forth in the related Indenture Supplement, if applicable.

“Stop-Loss Cap” means, as of any date of determination during the Stop-Loss Cap Period, and subject to the provisions below, the greater of: (i) $250,000, and (ii) the sum of (a) the result of (x) the unpaid principal balance of Non-SDQ Loans as of such date multiplied by (y) the applicable Non-SDQ Factor shown in the chart below (as adjusted from time to time pursuant to Section 12.1(a)(x) of the Base Indenture to conform with the Acknowledgment Agreement), plus (b) the result of (x) the unpaid principal balance of SDQ Loans as of such date multiplied by (y) the applicable SDQ Factor shown in the chart below (as adjusted from time to time pursuant to Section 12.1(a)(x) of the Base Indenture to conform with the Acknowledgment Agreement):

“Level”	If the Servicer SDQ Rate is:	Then, the “Non- SDQ Factor” is:	And the “SDQ Factor” is:
1	0% - 2.0%	11 bps	62 bps
2	2.01% - 4.0%	13 bps	93 bps
3	4.01% - 6.0%	15 bps	125 bps
4	6.01% - 10.0%	18 bps	187 bps
5	10.01% - 15.0%	21 bps	250 bps
6	15.01% and over	25 bps	375 bps

For purposes of calculating the Stop-Loss Cap, the Servicer SDQ Rate and the unpaid principal balance of SDQ Loans with respect to Mortgage Loans in the Servicer’s Fannie Mae portfolio, only 30% of the unpaid principal balance of Forbearance Loans will be multiplied by the applicable “SDQ Factor”, while the remaining 70% of the unpaid principal balance of Forbearance Loans will be considered Non SDQ Loans and multiplied by the applicable “Non SDQ Factor”. For the avoidance of doubt, if a borrower reinstates or resolves any Forbearance Loan and such loan subsequently becomes ninety (90) days or more delinquent, the full unpaid principal balance of such SDQ Loan will be multiplied by the applicable “SDQ Factor” and the 30% factor shall not be applicable unless additional forbearance of such loan under the CARES ACT or any replacement thereof is permitted by Fannie Mae.

Schedule 5-51

“Stop-Loss Cap Period” means the period beginning on the effective date of the Acknowledgment Agreement and terminating on the second (2nd) anniversary of the effective date of the Acknowledgment Agreement, subject to any extension of such period pursuant to the terms of the Acknowledgment Agreement as agreed by Fannie Mae in its sole and absolute discretion.

“Stop-Loss Cap Required Amount” means with respect to any Series of Notes, if applicable, the “Stop-Loss Cap Required Amount” set forth in the Indenture Supplement for such Series.

“Subject Mortgages” means all loans which are now being serviced or which may later be serviced by the Servicer pursuant to the Fannie Mae Lender Contract.

“Subordination of Interest Agreement” means the Subordination of Interest Agreement, dated as of April 28, 2021, among Fannie Mae, the Issuer and PLS.

“Subservicer” means, with respect to any MSR, any subservicer engaged by the Servicer to subservice the Mortgage Loans related to such MSR so long as such subservicing arrangement with respect to such MSR is subject to an Eligible Subservicing Agreement.

“Subservicer Termination Event” occurs when:

(i)            the Servicer has terminated the Person acting as Subservicer and has not either (a) taken over the servicing of such Mortgage Loans itself in conformity with Section 10.2(y) of the Base Indenture or (b) (i) identified a replacement within thirty (30) days that meets the criteria of an Eligible Subservicer and (ii) replaced the Subservicer with such Eligible Subservicer within sixty (60) days under an Eligible Subservicing Agreement and an agreement in form and substance similar to the Subservicer Side Letter Agreement; or

(ii)            in the case of PLS, if (a) PLS ceases to be a seller/servicer approved by Fannie Mae or a lender approved by HUD, (b) PLS has been suspended as a seller/servicer by Fannie Mae or HUD on and after the date on which PLS first obtained such approval from Fannie Mae or HUD, as applicable or (c) PLS is under review or investigation outside of due course and has knowledge of imminent or future investigation outside of due course, by Fannie Mae or HUD on and after the date on which PLS became a Fannie Mae or HUD approved seller/servicer or lender, as the context may require, and the Servicer has not either (x) taken over the servicing of such Mortgage Loans itself in conformity with Section 10.2(y) of the Base Indenture or (y) (i) identified a replacement within thirty (30) days that meets the criteria of an Eligible Subservicer and (ii) replaced PLS with such Eligible Subservicer within sixty (60) days under an Eligible Subservicing Agreement and an agreement in form and substance similar to the Subservicer Side Letter Agreement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

Schedule 5-52

“Taxes” has the meaning assigned to such term in Section 2.09(a) of the PC Repurchase Agreement.

“Term Note” means notes of any Series or Class designated as “Term Notes” in the related Indenture Supplement.

“Term Note Series Available Funds” means, for each Series of Term Notes as of any Payment Date occurring during the Full Amortization Period, after paying any amounts owed under the priority of payments under the Base Indenture, the sum of the following:

(i)        such Series’ Series Allocation Percentage of any income from Permitted Investments in the Collection and Funding Account;

(ii)       such Series’ Series Allocation Percentage of all Collections on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date);

(iii)      such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee in writing to be treated as “Available Funds” as of such Payment Date; and

(iv)      such other amounts designated as Term Note Series Available Funds for the benefit of such Series of Term Notes in the related Indenture Supplement.

“Term Note Series Invested Amount” means, as of any date of determination, for any Series of Term Notes, the highest Class Invested Amount for any Class of Term Notes included in such Series of Term Notes.

“Termination Date” has the meaning set forth in Section 1 of the PC Repo Pricing Side Letter.

“Termination Fee” has the meaning as set forth in Schedule II to the Disposition Manager Agreement.

“Total Assets” means PLS’s “Total Assets” as reported in field A240 of the Mortgage Banker’s Financial Reporting Form in accordance with the requirements set forth in the Fannie Mae Lender Contract.

“Total Collections” means,

(i)        With respect to any Interim Payment Date, all Collections on the Participation Certificates or Eligible Securities received during the related Collection Period and any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Total Collections” for such Interim Payment Date; and

Schedule 5-53

(ii)       with respect to any Payment Date, (A) all Collections on the Participation Certificates or Eligible Securities received during the related Collection Period, plus (B) any income from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (C) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Total Collections” for such Payment Date.

“Total Excess Spread Schedule” means Schedule 4 to the PC Repurchase Agreement, as updated from time to time by PLS, as Repo Seller.

“Transaction” has the meaning assigned to such term in the recitals to the PC Repurchase Agreement.

“Transaction Documents” means, collectively, the Indenture, each Note Purchase Agreement, the PC Repurchase Agreement, the Series 2021-MSRVF1 Repurchase Agreement, the Participation Agreements, the PC Repo Guaranty, the VFN Repo Guaranty, the Acknowledgment Agreement, the Fee Letter, the Participation Certificate Schedule, all Notes, the Trust Agreement, the Administration Agreement, each Indenture Supplement, the MSR Valuation Agent Agreement, the Disposition Management Agreement, if any, the Dedicated Account Control Agreement and each of the other documents, instruments and agreements entered into on the date hereof and thereafter in connection with any of the foregoing or the transactions contemplated thereby.

“Transaction Notice” has the meaning assigned to such term in Section 2.02 of the PC Repurchase Agreement.

“Transaction Register” has the meaning assigned to such term in Section 9.03(b) of the PC Repurchase Agreement.

“Transfer” has the meaning set forth in Section 6.5(h) of the Base Indenture. It is expressly provided that the term “Transfer” in the context of the Notes includes, without limitation, any distribution of the Notes by (i) a corporation to its shareholders, (ii) a partnership to its partners, (iii) a limited liability company to its members, (iv) a trust to its beneficiaries or (v) any other business entity to the owners of the beneficial interests in such entity.

“Transfer/Engagement Request” means a request that Fannie Mae transfer the Servicing Rights or New Servicing Rights, as applicable, to the Indenture Trustee or a proposed new servicer.

“Transferee” has the meaning set forth in Section 9.02(a) of the PC Repurchase Agreement.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Schedule 5-54

“Trust” shall mean PFSI ISSUER TRUST – FMSR, the Delaware statutory trust established pursuant to the Original Trust Agreement and the Certificate of Trust and continued hereby which shall carry on its business operations under the name of “PFSI ISSUER TRUST – FMSR”.

“Trust Account” or “Trust Accounts” means, individually, any of the Collection and Funding Account, the Note Payment Account, the Expense Reserve Account or the Series Reserve Account and any other account required under any Indenture Supplement, if any, and collectively, all of the foregoing.

“Trust Agreement” means the trust agreement dated as of February 3 2021 (the “Original Trust Agreement”), as amended and restated by the Amended and Restated Trust Agreement, dated the Closing Date, by and between PLS and the Owner Trustee.

“Trust Certificate” means a certificate substantially in the form set forth in Exhibit A of the Trust Agreement.

“Trust Estate” means the trust estate established under this Base Indenture for the benefit of the Noteholders, which consists of the property described in the Granting Clause, to the extent not released pursuant to Section 7.1 of the Base Indenture.

“Trust Officer” means any officer of the Owner Trustee who is authorized to act for the Owner Trustee and whose name appears on a list of such officers furnished by the Owner Trustee to the Administrator and Indenture Trustee, as such list may be amended and supplemented from time to time.

“Trust Property” means the property, or interests in property, constituting the Trust Estate from time to time.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

“United States and U.S.” means the United States of America.

“United States Person” means (i) A citizen or resident of the United States, (ii) a corporation or partnership (or entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any one of the states thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).

Schedule 5-55

“U.S. Anti-Money Laundering Laws” has the meaning set forth in Section 10.1(i) of the Base Indenture.

“USDA” means the Rural Housing Service of the Rural Development Agency of the United States Department of Agriculture, or any successor.

“USDA Loan” means a Mortgage Loan which is guaranteed by USDA, as evidenced by a USDA Loan Guarantee Document.

“USDA Loan Guarantee Document” means a loan guarantee document issued by USDA in accordance with 7 CFR § 3555.107.

“VA” means the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the Secretary of Veterans Affairs.

“VA Loan” means a Mortgage Loan which is subject of a VA Loan Guaranty Agreement as evidenced by a loan guaranty certificate, or a Mortgage Loan which is a vendor loan sold by the VA.

“VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the mortgagor pursuant to the Servicemen’s Readjustment Act.

“Variable Funding Note or VFN” means any Note of a Series or Class designated as “Variable Funding Notes” in the related Indenture Supplement.

“VFN Draw” means, for any Funding Date, the amount to be borrowed on such date in relation to any VFNs pursuant to Section 4.3(b) of the Base Indenture.

“VFN Draw Date” means any Funding Date on which a VFN Draw is to be made pursuant to Section 4.3(b) of the Base Indenture.

“VFN Funding Source” means, with respect to a VFN that is not subject to a repurchase agreement, the VFN Noteholder; with respect to a VFN that is subject to a repurchase agreement, the party that is the Repo Seller under such repurchase agreement.

“VFN Noteholder” means the Noteholder of a VFN.

“VFN Note Balance Adjustment Request” has the meaning set forth in Section 4.3(b)(i) of the Base Indenture.

“VFN Principal Balance” means, any date, for any VFN or for any Series or Class of VFNs, as the context requires, the Note Balance thereof as of the opening of business on the first day of the then-current Interest Accrual Period for such Series or Class minus all amounts previously paid during such Interest Accrual Period on such Note with respect to principal including any Additional Note Payments paid (or deemed paid) by the owner of the Owner Trust Certificate pursuant to Sections 4.4(b) or 4.5(e) of the Base Indenture plus the amount of any increase in the Note Balance of such Note during such Interest Accrual Period prior to such date, which amount shall not exceed the Maximum VFN Principal Balance.

Schedule 5-56

“VFN Repo Buyer” has the meaning set forth in Section 2 of the Series 2021-MSRVF1 Indenture Supplement.

“VFN Repo Guaranty” means that certain guaranty, made by the Guarantor in favor of the Repo Buyer, guaranteeing payment to the Repo Buyer of all amounts owing to the Repo Buyer from the Repo Seller pursuant to the Series 2021-MSRVF1 Repurchase Agreement.

“VFN Series Available Funds” means, for each Series of VFNs as of any Payment Date occurring during the Full Amortization Period, after paying any amounts owed under the priority of payments under the Base Indenture, the sum of the following:

(i)        such Series’ Series Allocation Percentage of any income from Permitted Investments in the Collection and Funding Account;

(ii)       such Series’ Series Allocation Percentage of all Collections on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date);

(iii)      such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee in writing to be treated as “Available Funds” as of such Payment Date; and

(iv)      such other amounts designated as VFN Series Available Funds for the benefit of such Series of VFNs in the related Indenture Supplement.

“VFN Series Invested Amount” means, as of any date of determination, for any Series of VFNs, the highest Class Invested Amount for any Class of VFNs included in such Series of VFNs.

“Voting Interests” means the aggregate voting power evidenced by the Notes, and each Outstanding Note’s Voting Interest within its Series equals the percentage equivalent of the fraction obtained by dividing that Note’s Note Balance by the aggregate Note Balance of all Outstanding Notes within such Series; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, PLS or any Person that is an Affiliate of any of the Issuer or PLS (except with respect to the Series 2021-MSRVF1 Notes which have been sold by PLS to the VFN Repo Buyer under the Series 2021-MSRVF1 Repurchase Agreement). The Indenture Trustee shall have no liability for counting a Voting Interest of any Person that is not permitted to be so counted under the Indenture pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is the Issuer or PLS or an Affiliate of either or both of the Issuer and PLS (except with respect to the Series 2021-MSRVF1 Notes which have been sold by PLS to the VFN Repo Buyer under the Series 2021-MSRVF1 Repurchase Agreement).

Schedule 5-57

All actions, consents and votes under the terms and provisions of the Indenture (other than under any Indenture Supplement related to a specific Series) that require a certain percentage of Voting Interests of all Series or any specified Series of Notes, such as the Series Required Noteholders of Series of Notes that are Variable Funding Notes or the Series Required Noteholders of each Series, as opposed to the Majority Noteholders of all Outstanding Notes shall be deemed by each of the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholders to require such designated percentage of Voting Interests of each Outstanding Series and, in the event any one specified Series fails to provide the required percentage of Voting Interests with respect to any such action, consent or vote, then such action, consent or vote shall be deemed by the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholders to be not approved.

“Weighted Average Advance Rate” means, on any date of determination, with respect to all Outstanding Series of Variable Funding Notes, a percentage equal to the weighted average of the Advance Rates for each Series of Variable Funding Notes then Outstanding (weighted based on the VFN Series Invested Amount of each Series of Variable Funding Notes on such date). With respect to a specific Series of Variable Funding Notes, the “Weighted Average Advance Rate” shall equal the Advance Rate with respect to the Class within such Series of Variable Funding Notes with the highest Advance Rates.

“WSFS” means Wilmington Savings Fund Society, FSB.

Schedule 5-58